                                                                   EXHIBIT 10.17

                                                                  CONFORMED COPY

DATED                             15 NOVEMBER                               2001
--------------------------------------------------------------------------------

                               DDI EUROPE LIMITED

                   (formerly known as MCM ELECTRONICS LIMITED)

                                     - and -

                      THE ADDITIONAL BORROWERS NAMED HEREIN

                                     - and -

                    THE OTHER CHARGING COMPANIES NAMED HEREIN

                                     - and -

                THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND

  (in its various capacities as the Arranger, the Agent, the Security Trustee, the Bank and the Working Capital Bank)

              ----------------------------------------------------

                         AMENDMENT AND RESTATEMENT DEED

                 relating to a Facilities Agreement dated 27 May
                                      1999

              ----------------------------------------------------

                                    CONTENTS

1.   INTERPRETATION........................................................................................2

2.   EFFECTIVE DATE........................................................................................2

3.   AMENDMENT AND  RESTATEMENT  OF FACILITIES  AGREEMENT AND  CANCELLATION  OF ORIGINAL
     WORKING  CAPITAL FACILITY.............................................................................2

4.   CONFIRMATION..........................................................................................2

5.   REPRESENTATIONS AND WARRANTIES........................................................................2

6.   EXPENSES..............................................................................................2

7.   MISCELLANEOUS.........................................................................................3

SCHEDULE 1.................................................................................................4

     Amended and Restated Facilities Agreement.............................................................4

SCHEDULE 2...............................................................................................104

     Conditions Precedent................................................................................104

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

THIS DEED is made on 15 November 2001

BETWEEN

(1) DDI EUROPE LIMITED (formerly known as MCM ELECTRONICS LIMITED) (registered in England and Wales under company number 3731403) ("Principal Borrower");

(2) DDI GROUP LIMITED (Registered No.:445250), CLASSICAL CIRCUITS LIMITED (Registered No.:1034995), DDI TECHNOLOGIES LIMITED (Registered No.:
     1336602), PRETAN ENGINEERING LIMITED (Registered No.: 2407995), INTEGRATED DESIGNS & SYSTEMS LIMITED (Registered No.: 2624416), DYNAMIC DETAILS LIMITED (Registered No.: 3232495), ZLIN ELECTRONICS LIMITED (Registered
     No.: 1338479), DDI PRECISION LIMITED (Registered No.:2900127), DDI INTERNATIONAL LIMITED (Registered No.: 3328896), DDI SALES LIMITED (Registered No.: 3292688) and THOMAS WALTER LIMITED (Registered No.:
     1415705) (the "Additional Borrowers" and together with the Principal Borrower, the "Borrowers");

(3) DDI GROUP LIMITED, CLASSICAL CIRCUITS LIMITED, DDI TECHNOLOGIES LIMITED, PRETAN ENGINEERING LIMITED, INTEGRATED DESIGNS & SYSTEMS LIMITED, DYNAMIC DETAILS LIMITED, ZLIN ELECTRONICS LIMITED, DDI PRECISION LIMITED, DDI INTERNATIONAL LIMITED, DDI SALES LIMITED, BWMP (HOLDINGS) LIMITED, REDLAB LIMITED, KRIZANTEM LIMITED and THOMAS WALTER LIMITED (the "Other Charging Companies" and, together with the Principal Borrower, the "Charging Companies");

(4)  THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND as arranger (the
     "Arranger");

(5) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND as agent for the Senior Lenders (the "Agent");

(6) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND as Security Trustee for the Security Beneficiaries (the "Security Trustee");

(7) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND and any other bank which has a Participation in the Term Loan Facility (the "Banks"); and

(8) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND as provider of the Working Capital Facility (the "Working Capital Bank").

WHEREAS:

A. By a facilities agreement dated 27 May 1999 made between the Principal Borrower and The Governor and Company of the Bank of Scotland (in its various capacities) (the "Facilities Agreement"), it agreed to make available certain term loan facilities on the terms and conditions of the Facilities Agreement.

B. The Additional Borrowers subsequently acceded to the Facilities Agreement and each became a Borrower (as defined in the Facilities Agreement).

C. The parties to the Facilities Agreement have agreed to amend and restate the terms of the Facilities Agreement upon the terms set out below, to repay the Original Working Capital Facility and cancel the Original Working Capital Facility Letter and to enter into the 2001 Working Capital Facility Letter.

IT IS AGREED as follows:

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                                                                               1

1.   INTERPRETATION

     1.1. In this Deed (including the recitals) words and expressions defined in the Facilities Agreement (as amended and restated by this Deed) shall (unless otherwise defined) have the same meanings when used in this Deed; and

          "2001 Debenture" means the composite guarantee and debenture in the agreed terms to be entered into by all the Charging Companies in favour of the Security Trustee as trustee for the Security Beneficiaries on or before the date first written above; and

          "Effective Date" means the date upon which all of the conditions in referred to in the first sentence of Clause 2 have been satisfied or waived by the Agent.

     1.2. The interpretation section of Clause 1.2 of the Facilities Agreement (as amended and restated by this Deed) shall be included in this Deed, subject to necessary changes.

2.   EFFECTIVE DATE

     Notwithstanding any other provisions of this Deed, this Deed (other than Clause 6) shall have no effect unless the Agent shall have received (or waived the receipt of) each of the documents referred to in Schedule 2 in form and substance satisfactory to it.

3. AMENDMENT AND RESTATEMENT OF FACILITIES AGREEMENT AND CANCELLATION OF ORIGINAL WORKING CAPITAL FACILITY

     3.1 With effect from the Effective Date the Facilities Agreement shall be amended and restated so as to take effect in the form set out in
          Schedule 1 to this Deed.

     3.2 The Borrowers agree that the Original Working Capital Facility has been cancelled and that amounts may not be redrawn thereunder.

4.   CONFIRMATION

     4.1. The parties confirm that the Facilities Agreement remains in full force and effect save as amended by this Deed.

     4.2. Each Charging Company confirms that the Security Documents to which it is a party remain and will remain in full force and effect notwithstanding the amendments effected by this Deed and that they shall continue to guarantee or, as the case may be, act as security for liabilities incurred in connection, inter alia, with the Facilities.

5.   REPRESENTATIONS AND WARRANTIES

     5.1. On the Effective Date each Obligor that is a party to this Agreement shall make the representations and warranties set out in Clauses
          22.1.1 to Clause 22.1.12 as provided for in the Facilities Agreement (as amended and restated hereby) to each of the Senior Lenders.

     5.2. Each Borrower acknowledges that each of the Senior Lenders is relying on the accuracy of such representations and warranties for the purposes of determining to enter into this Deed.

6.   EXPENSES

     6.1. The Principal Borrower shall discharge, by payment direct to the Agent's solicitors DLA, all costs and expenses (including, without limitation, legal fees, registration costs and VAT)

--------------------------------------------------------------------------------
                                                                               2
          reasonably incurred by the Agent in connection with the negotiation, preparation and execution of this Deed and any documents negotiated, prepared or executed in connection with this Deed (including, without limitation and for the avoidance of doubt, documentation necessary in order to register the security interests created in connection with the transactions referred to in this Deed).

7.   MISCELLANEOUS

     7.1. This Deed may be signed in any number of counterparts and this shall have the same effect as though the signatures thereon were on a single copy of this Deed.

     7.2. The parties do not intend that any provision of this Deed should be enforceable pursuant to the Contracts (Rights of Third Parties) Act 1999.

     7.3. Nothing in this Deed shall require any party to it to do any act that would be in breach of s.151 Companies Act 1985.

     7.4. For the avoidance of doubt, the effect of this Deed shall be to reduce the Margin to 1.5 per cent. per annum from 15 October 2001 and interest that accrued (including, interest accrued but unpaid as at 15 October 2001) prior to 15 October 2001 shall be paid at the rate stated in the Facilities Agreement prior to its amendment and restatement pursuant to this Deed.

IN WITNESS WHEREOF the parties have caused this Deed to be duly executed on the date first written above.

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                                                                               3

                                   SCHEDULE 1

                    Amended and Restated Facilities Agreement

DATED                           As of 27 May                                1999
--------------------------------------------------------------------------------

                             MCM ELECTRONICS LIMITED
                    (subsequently called DDI Europe Limited)

                                     - and -

                THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND
           (in its various capacities as the Arranger, the Agent, the
                                Security Trustee,
                     the Bank, and the Working Capital Bank)

              -----------------------------------------------------

                              FACILITIES AGREEMENT
              relating to the provision of Term Loan Facilities and
                 a Working Capital Facility to MCM Electronics
                     Limited (subsequently called DDI Europe
                          Limited) and its Subsidiaries

              -----------------------------------------------------

--------------------------------------------------------------------------------
                                                                               4

                                 CONTENTS

1.   DEFINITIONS AND INTERPRETATION........................................................................9

2.   THE FACILITIES.......................................................................................31

3.   PURPOSE..............................................................................................32

4.   MAXIMUM AMOUNTS......................................................................................33

5.   CONDITIONS PRECEDENT.................................................................................33

6.   CONDITIONS SUBSEQUENT................................................................................35

7.   AVAILABILITY OF THE TERM LOAN FACILITIES.............................................................37

8.   AVAILABILITY OF THE WORKING CAPITAL FACILITY.........................................................38

9.   INTEREST PERIODS.....................................................................................38

10.  INTEREST.............................................................................................38

11.  BREAK COSTS..........................................................................................41

12.  REPAYMENT............................................................................................41

13.  PREPAYMENT...........................................................................................43

14.  PREPAYMENT AND/OR CANCELLATION OF THE FACILITIES.....................................................44

15.  PAYMENTS.............................................................................................44

16.  TAXES................................................................................................46

17.  INCREASED COST.......................................................................................47

18.  CHANGE IN LAW OR REGULATIONS.........................................................................49

19.  MITIGATION...........................................................................................49

20.  FINANCIAL RATIOS.....................................................................................49

21.  COVENANTS............................................................................................51

22.  REPRESENTATIONS AND WARRANTIES.......................................................................67

23.  DEFAULT..............................................................................................70

24.  FEES.................................................................................................76

25.  COSTS AND EXPENSES...................................................................................76

26.  STAMP DUTY...........................................................................................77

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                                                                               5

27.  ASSIGNMENTS AND TRANSFERS............................................................................77

28.  AGENCY PROVISIONS....................................................................................79

29.  DECISIONS............................................................................................82

30.  SET-OFF..............................................................................................83

31.  CALCULATIONS AND EVIDENCE OF DEBT....................................................................84

32.  REDISTRIBUTION OF PAYMENTS...........................................................................84

33.  NOTICES..............................................................................................85

34.  INVALIDITY OF PROVISIONS.............................................................................85

35.  WAIVER...............................................................................................86

36.  COUNTERPARTS.........................................................................................86

37.  GOVERNING LAW AND JURISDICTION.......................................................................86

38.  EURO.................................................................................................86

SCHEDULE 1................................................................................................87

The Banks and their Commitments...........................................................................87

SCHEDULE 2................................................................................................88

Financial Definitions.....................................................................................88

SCHEDULE 3................................................................................................92

Form of Notice of Drawdown................................................................................92

SCHEDULE 4................................................................................................94

Conditions Precedent......................................................................................94

Part I - Conditions Precedent to be satisfied before the issue of Press Release...........................94

Part II - Conditions Precedent to be satisfied on or before first Drawdown................................96

Part III - Conditions Precedent for the Granting of Security..............................................96

SCHEDULE 5................................................................................................98

Deed of Accession.........................................................................................98

SCHEDULE 6................................................................................................99

Form of Transfer Certificate for a Bank...................................................................99

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                                                                               6

SCHEDULE 7...............................................................................................101

The Group Companies......................................................................................101

Part I - Initial Charging Companies......................................................................101

Part II - Dormant Companies..............................................................................102

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                                                                               7

                          DOCUMENTS IN THE AGREED TERMS

Accountants Report
Articles
Board Resolutions
Business Plan
Directors and Secretary's Certificate
Environmental Reports
Existing Lender Comfort Letters
Financial Model
First Debenture
Flow of Funds Statement
Insurance Report
Intercreditor Agreement
Intra Group Loan Agreement
Investment Agreement
Keyman Insurance Assignment
Legal Charge
Legal Due Diligence Report
Managers References
Market Report
New Issuance Instrument
Offer Document
Offer Expenses Estimate
Opening Consolidated Balance Sheet
Pensions Report
Pre Press Release Letter
Press Release
Pro Forma Financial Assistance Documents
Property Valuation
Receiving Bank Instruction Letter
Report on Title
Second Debenture
Security Trust Deed
Service Agreements
Summary of Existing Borrowings Being Refinanced
Third Debenture

--------------------------------------------------------------------------------
                                                                               8

THIS AGREEMENT is dated 27 May 1999 and is made

BETWEEN

(1) MCM ELECTRONICS LIMITED (subsequently called DDI Europe Limited) a company registered in England and Wales under number 3731403 ("the Principal Borrower");

(2)  THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND as arranger ("the
     Arranger");

(3) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND as agent for the Senior Lenders ("the Agent");

(4) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND as Security Trustee for the Security Beneficiaries ("the Security Trustee");

(5) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND and any other bank which has a Participation in the Term Loan Facility ("the Banks");

(6) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND as provider of the Working Capital Facility ("the Working Capital Bank")

NOW IT IS HEREBY AGREED as follows:-

1    DEFINITIONS AND INTERPRETATION

     1.1  Definitions

          In this Agreement:

          "Accountants Report" means the accountants report prepared by Deloitte & Touche dated on or about the date hereof relating to the Target Group addressed (inter alios) to the Agent (for itself and on behalf of the Senior Lenders);

          "Accounting Period" shall have the same meaning given to the term "Accounting Reference Period" by Section 224 of the Companies Act 1985;

          "Adjusted Net Worth" is defined in Schedule 2 (Financial Definitions);

          "Advance" means the principal amount of each loan made or to be made to the Borrowers under the Term Loan Facilities. The expressions "Term Loan Advance" and "Advances" shall be construed accordingly;"All Outstanding Amounts" means all amounts from time to time outstanding to the Senior Lenders or any of them under the Banking Documents;

          "Amendment and Restatement Deed" means the amendment and restatement agreement made between, inter alios, the Principal Borrower and the Agent dated on or about 15 November 2001;

          "Amendment and Restatement Effective Date" has the meaning given to "Effective Date" in the Amendment and Restatement Deed;

          "Annual Budget" means the annual budget to be provided to the Agent in accordance with Clause 21.4 (Annual Budget);

--------------------------------------------------------------------------------
                                                                               9

          "A Ordinary Shares" means the A ordinary shares of 1p each in the capital of the Principal Borrower;

          "Applicable Taxes" means all Taxes (whether or not collectable by deduction or withholding) imposed by or in the jurisdiction in which the relevant Charging Company is resident or any other country through or out of which the relevant payment is made on any payment by any Charging Company, or by any Agent to any Bank, under any Banking Document, other than:

          (i) Taxes (not being withholding Taxes) imposed on the overall net income or gains of a Bank by the jurisdiction in which its principal office is located or on the overall net income or gains of a Bank's Facility Office by the jurisdiction in which that Facility Office is located; and

          (ii) Taxes imposed on that payment which would not have been imposed on that payment if the Bank to which or for whose account that payment was made had been at the date of payment a Qualifying Lender;

          "Articles" means the articles of association of the Principal Borrower as the same are amended from time to time in the agreed terms;

          "Assumed Senior Interest" is defined in Schedule 2 (Financial Definitions);

          "Audited Accounts" means, in relation to any member of the Group, the latest available audited consolidated accounts of that company;

          "Auditors" means KPMG or such other firm of accountants as shall be appointed from time to time in accordance with Clause 21.11.10 (Appointment of Auditors) of this Agreement;

          "Available Share Purchase Facility" means the aggregate amount of the Tranche A Term Loan Facility and the Tranche B Term Loan Facility less the aggregate of (but without double counting):-

          (i) any cancellation or reduction of the aggregate Tranche A and Tranche B Term Loan Facilities pursuant to this Agreement;

          (ii) the balance on the Payments Account Overdraft;

          (iii)the Tranche A and Tranche B Term Loans; and

          (iv) any Tranche A or Tranche B Term Loan Advance which has been requested by the Principal Borrower in accordance with the terms of this Agreement but not yet advanced by the Banks (except where such Term Loan Advance is being made available to repay all or part of the balance on the Payments Account Overdraft);

          "Available Term Loan Facility" means the aggregate amount of the Tranche A Term Loan Facility, the Tranche B Term Loan Facility less the aggregate of (but without double counting):-

          (i) any cancellation or reduction of the aggregate Term Loan Facilities pursuant to this Agreement;

          (ii) the balance on the Payments Account Overdraft;

--------------------------------------------------------------------------------
                                                                              10

          (iii)the Term Loans; and

          (iv) any Term Loan Advance which has been requested by the Principal Borrower in accordance with the terms of this Agreement but not yet advanced by the Banks (except where such Term Loan Advance is being made available to repay all or part of the balance on the Payments Account Overdraft);

          "Banking Documents" means this Agreement, the Working Capital Facility Letter, the Security Documents, the Intercreditor Agreement, the Hedging Documents, any Deed of Accession, any Transfer Certificate, the New Issuance Certificate and any other document for the time being between any Obligor and any Senior Lender expressed to be supplemental thereto (except that the Hedging Documents will only be deemed to be a Banking Document for the purposes of this Agreement after they have been executed and delivered to the Agent in accordance with Clause 6 (Conditions Subsequent) of this Agreement);

          "Bank of Scotland" means The Governor and Company of the Bank of Scotland;

          "Banks" means Bank of Scotland and any other bank which has a Participation in the Term Loan Facility or, where the context admits, in the Working Capital Facility, or any person who has an interest in any warrant issued pursuant to the New Issuance Instrument;

          "Base Rate" means the base rate for the time being in force of Bank of Scotland;

          "Borrower" means the Principal Borrower and any other Group Company which has for the time being been approved in writing by the Banks and which has executed and delivered a deed of accession substantially in the form of Schedule 5 (Deed of Accession) and "Borrowers" means all or any of them from time to time;

          "Borrowers' Solicitors" means edge ellison;

          "Borrowings" has the meaning specified in Schedule 2 (Financial Definitions);

          "Business Day" means a day on which the relevant London interbank markets are open for business in London;

          "Business Plan" means the business plan in the agreed terms;

          "Capex Budget" means the capital expenditure budget which has been approved by the Agent for each Accounting Period of the Principal Borrower and which has been delivered to the Agent in accordance with Clause 21.5 (Capex Budget) except that for the period to 31 March 2000 the Capex Budget shall be in accordance with the Business Plan;

          "Cash Collateral Account" means any interest bearing account with the Agent or any of the Banks (bearing interest at the best rate available from the Agent or the relevant Bank (as the case may be) in respect of such amount for the relevant period) in accordance with the provisions of this Agreement into which certain sums are to be paid to be held as security for the obligations of the Borrowers and/or any of them under the Banking Documents;

          "Cash Collateral Charge" means a charge in a form reasonably required by the Agent and granted or to be granted to the Security Trustee by the Borrowers or any of them (as the Agent may require) in relation to a Cash Collateral Account;

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                                                                              11

          "Certain Funds Period" means the period commencing on the date hereof and ending on the earlier of:

          (i) the date which falls four months after the date of posting of the Offer Document if the Principal Borrower is not then entitled to purchase all outstanding shares in Target pursuant to Sections 428-430(F) of the Companies Act 1985;

          (ii) the date on which the Offer lapses or is withdrawn;

          (iii)the date which falls 77 days after the date on which the Principal Borrower is first entitled to exercise any of its rights under Sections 428-430(F) Companies Act 1985;

          (iv) the date which falls 21 days after the Offer has closed (unless at that time the period in (iii) above is still running);

          "Change of Control" means a change such that:-

          (i) any single person, or group of persons acting in concert, acquires Control of the Principal Borrower (excluding the Initial Investors); or

          (ii) the Initial Investors cease to have Control of the Principal Borrower;

          "Charging Company" means each of the Initial Charging Companies together with any Group Company which is for the time being a party to any Security Document by reason of Clause 21.13.9 (Security from Non-Charging Companies);

          "Charging Group" means all the Charging Companies together with any other Group Company for the time being which are required to provide security for the benefit of the Security Beneficiaries pursuant to Clause 21.13.9 (Security from Non-Charging Companies);

          "Code" means The City Code on Takeovers and Mergers;

          "Collection Account Letters" means the letters in the agreed terms relating to the operation of the Group's bank accounts with the Banks;

          "Commitment" means the commitment of the Arranger as set out in
          Schedule 1 (The Banks and the Commitments) to provide:-

          (i) up to(pound)17,250,000 in respect of the Tranche A Term Loan Facility including the Payments Account Overdraft;

          (ii) prior to the Amendment and Restatement Effective Date up to (pound)2,500,000 in respect of the Tranche B Term Loan Facility including the Payments Account Overdraft and thereafter, (pound)750,000; and

          (iii) prior to the Amendment and Restatement Effective Date up to (pound)4,000,000 in respect of the Original Working Capital Facility and thereafter, in respect of the 2001 Working Capital Facility (pound)10,000,000;

          and after syndication the amount of the Term Loan Facilities which the Banks are committed from time to time to provide in each case as the same may be transferred cancelled reduced varied or terminated in accordance with this Agreement and "Term Loan Commitment" shall

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                                                                              12
          be construed accordingly. "Total Commitments" means the aggregate of all such commitments;

          "Commitment Period" means, in relation to:-

          (i) the Tranche A and Tranche B Term Loan Facilities, the period beginning on the date of this Agreement and ending on the last day of the Certain Funds Period or such earlier date upon which the relevant Facility has been cancelled or finally repaid and discharged in accordance with this Agreement; and

          (ii) not restated;

          (iii)the Original Working Capital Facility, the period of three years commencing on the Completion Date;

          (iv) the 2001 Working Capital Facility, the period of one year commencing on the Amendment and Restatement Effective Date;

          "Completion Date" means the date of the first Advance under a Term Loan Facility;

          "Control" in relation to a body corporate, means the right, by virtue of holding shares in such body corporate, or by virtue of any contract or other arrangement with any holder of shares in such body corporate, to exercise or control the exercise of more than 50 per cent of the total voting rights conferred upon the holders of the entire issued share capital for the time being of that body corporate and "Controlled" shall be construed accordingly;

          "Deed of Intercreditor Accession" means deeds by which the Initial Charging Companies accede to the Intercreditor Deed;

          "Deed of Accession" means a deed substantially in the form set out in
          Schedule 5 (Deed of Accession);

          "Deed of Adherence" means a deed in the agreed terms by which the Initial Charging Companies accede to the Security Trust Deed;

          "Disclosure Letter" means the disclosure letter to the Investment Agreement (if any);

          "Disposal" means any sale, lease, transfer or other disposal of all or any part of the assets of any Group Company;

          "Dividends" means any dividends payable in respect of any of the Shares of the Principal Borrower;

          "Dormant Company" means together (i) each Group Company identified as a Dormant Company in Schedule 7 Part II (Dormant Companies) and (ii) each other Group Company which is not a Charging Company, does not trade, is not required to make entries into its accounting records in accordance with Section 221 Companies Act 1985 and does not hold or own any material assets or property (including intellectual property and/or tax losses);

          "Drawdown" means the making of a Term Loan Advance and/or the issue of a Loan Note Guarantee;

          "Drawdown Date" means the date of a Drawdown;

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                                                                              13

          "EBIT" has the meaning specified in Schedule 2 (Financial
          Definitions);

          "EBITDA" has the meaning specified in Schedule 2 (Financial Definitions);

          "Environmental Claims" means any claim arising as a result of:

          (i)  any breach of Environmental Laws; or

          (ii) any circumstances giving rise to any remedy or penalty that may be enforced either by public or private law or imposed against any Group Company as a result of Environmental Contamination; or

          (iii)any application for any judicial or administrative order or proceeding in respect of Environmental Contamination; or

          (iv) any other remedial action that any Group Company is obliged to undertake pursuant to Environmental Laws in respect of Environmental Contamination;

          "Environmental Consents" means all licences, authorisations, consents or permits of any kind required by any Group Company to operate its business under Environmental Laws to which such Group Company is subject;

          "Environmental Contamination" means any release, leakage or spillage of any toxic, poisonous, noxious or polluting matter or hazardous or dangerous substance or thing at or from any site owned or occupied by any Group Company and the consequences thereof;

          "Environmental Laws" means all legislation, regulations or orders concerning protection of the environment for the time being in force which are capable of enforcement in relation to any Group Company in the jurisdiction of incorporation of such Group Company;

          "Environmental Reports" means the environmental report in respect of the Properties in the agreed terms prepared by Aspinwall & Co addressed (inter alia) to the Agent (for itself and on behalf of the Senior Lenders);

          "Event of Default" means any of the events specified in Clause 23 (Default);

          "Existing Borrowings being Refinanced" has the meaning set out in Clause 21.11.1 (Borrowings);

          "Existing Lender Comfort Letters" means the letters in agreed terms between the Target and each of the Existing Lenders;

          "Existing Lenders" means National Westminster Bank Plc;

          "Facilities" means any or all of the Term Loan Facilities and the Working Capital Facility and any other facilities from time to time granted by the Banks or the Working Capital Bank;

          "Facility Office" in relation to each Senior Lender means the office in the United Kingdom through which it is acting and through which it will participate in the Facilities for the purpose of this Agreement;

          "Final Repayment Date" means in relation to:-

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                                                                              14

          (i)  the Tranche A Term Loan Facility, 30th September 2007;

          (ii) the Tranche B Term Loan Facility, 30th December 2007; and

          (iii) not restated;

          (iv) the Working Capital Facility, the first anniversary of the Amendment and Restatement Effective Date;

          or such earlier date or dates by which the Term Loans are required to be repaid in full pursuant to this Agreement;

          "Financial Assistance Auditors" means KPMG;

          "Financial Event of Default" means any of the following:-

          (i) an Event of Default arising under any of Clauses 23.1.1, 23.1.2, 23.1.10, 23.1.11, 23.1.12, 23.1.13, 23.1.14, 23.1.15, , 23.1.17,
               23.1.18 or 23.1.24 (but not if the Event of Default arises only under head (iv) of the definition of Material Adverse Effect); or

          (ii) the Borrower failing to comply with the provisions of any of Clauses 21.1, 21.2, 21.3 or 21.4; or

          (iii)the Borrower being in breach of any of the Financial Ratios;

          "Financial Model" means the financial model in the agreed terms;

          "Financial Ratios" means the ratios and covenants set out in Clause
          20;

          "First Debenture" means the debenture in the agreed terms to be issued by the Principal Borrower in favour of the Security Trustee to secure the obligations of the Principal Borrower to the Security Beneficiaries;

          "Flotation" means the admission of any part of the share capital of the Principal Borrower to the Official List of the London Stock Exchange or to trading on NASDAQ or EASDAQ or any other recognised investment exchange;

          "Flow of Funds Statement" means the Flow of Funds Statement in the agreed terms;

          "Full Drawdown Date" means the earlier of (a) the date on which the Share Purchase Term Loan Facilities are fully drawn and (b) 1 July 1999;

          "GAAP" is defined in Schedule 2 (Financial Definitions);

          "Gross Asset Cover Percentage" is defined in Schedule 2 (Financial Definitions);

          "Group" means at any time the Principal Borrower and its Subsidiaries for the time being and "Group Company" means any of them;

          "Hedging Arrangements" means the interest rate cap, struck at a rate of 6 1/2% with the Hedging Counterparty in respect of the Term Loans which the Agent shall reasonably require in respect of at least one half of the Facilities ((pound)13,375,000) for a period of 3 years, such arrangements being on commercial terms which are substantially in line with those generally

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                                                                              15
          available to companies of a standing similar to the Principal Borrower in the market at the time of quotation for arrangements of such type;

          "Hedging Counterparty" means Bank of Scotland Treasury Services plc but if a cap is purchased then it shall mean Bank of Scotland Treasury Services plc or such other bank of reasonable standing acceptable to the Agent (acting reasonably) which provides the cap but only if Bank of Scotland Treasury Services plc shall have been unwilling to match the terms quoted by such other bank;

          "Hedging Documents" means the documents executed in pursuance of the Hedging Arrangements;

          "Indebtedness" shall be construed to include any obligation (whether incurred as principal or surety) for the payment or repayment of money, whether present or future, actual or contingent;

          "Information Documents" means the Accountants Report, Business Plan, the Financial Model, the Summary of Existing Borrowings being Refinanced, the Legal Due Diligence Report, the Report on Title, the Market Report, the Property Valuation, the Environmental Reports and the Pensions Report;

          "Initial Charging Companies" means the Principal Borrower and the Companies listed in Part I of Schedule 7 (The Initial Charging Companies):

          "Initial Investors" means:

          (i) each of the Investors as defined in the Investment Agreement so long as it remains a party to the Investment Agreement; and

          (ii) any transferee who is a Qualifying Investor;

          "in the agreed terms" means in the terms of the relevant documents initialled by or on behalf of the Agent and by or on behalf of the Principal Borrower;

          "Insurance Brokers" means such brokers as shall be agreed by the Agent, such agreement not to be unreasonably withheld;

          "Insurance Report" means the insurance report in the agreed terms prepared by the Insurance Brokers addressed (inter alia) to the Agent (for itself and on behalf of the Senior Lenders) confirming the adequacy and details of the insurance in place at the Completion Date and that all premiums have been paid;

          "Intellectual Property Rights" means all and any inventions patents applications for patents registered designs applications for registered designs trade and service marks whether registered or unregistered applications for trade and service marks trade names design rights licences copyrights of all descriptions (and rights by whatever name called affording equivalent or similar protection) confidential information know-how trade secrets research and development information design standards specifications computer software tables of data bills of material calculations formulae product codings and designations and rights under the International Convention for the Protection of Industrial Property 1983 (and licences and permissions granted in respect of any of the aforesaid) (in each case wherever the same may be located) and any other property in the nature of intellectual property;

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                                                                              16

          "Intercreditor Agreement" means the deed in the agreed terms between, inter alios, the Bank of Scotland as Senior Agent, the Security Trustee, a Bank, the Working Capital Bank and Hedging Counterparty (1-5) the Managers (6) the Initial Investors (7) and the Charging Companies (8) which regulates the respective rights and obligations of the parties thereto with respect to the Facilities;

          "Interest on the Subordinated Loans" means interest payable in respect of the Subordinated Loans in accordance with the terms of the Investment Agreement;

          "Interest Payment Date" means in respect of any Advance the last day of the Interest Period applicable thereto;

          "Interest Period" means, for the purpose of determining the rate of interest applicable to any Advance a period of one, three, or six months or such other periods as the Agent may permit as determined from time to time in accordance with Clause 9 (Interest Periods);

          "Intra-Group Loan Agreement" means the loan agreement in the agreed terms to be entered into between the Principal Borrower and the Target Group;

          "Investment" in relation to any Joint Venture (each an "Investee") means the aggregate of the following:

          (i) all monies subscribed or invested by a UK Company for shares, bonds, loan notes, debentures or other shareholder or financial instruments of an Investee;

          (ii) all expenditure incurred in relation to loans, gifts, or capital contributions to an Investee by a UK Company (including the amount by which any transfer of assets or assumption of liabilities represents an undervalue for the UK Company);

          (iii)all liabilities of an Investee for which a UK Company is liable as guarantor, surety or indemnifier;

          "Investment Agreement" means the investment agreement of even date herewith made between the Principal Borrower (1) M Malone, M Glanfield and J Calvert (2) NatWest Equity Partners (3) and The European Private Equity Fund, The European Private Equity Fund 'B; T he European Private Equity Fund 'C', T he European Private Equity Fund 'D; NatWest Equity Partners No. 4 Fund and the NatWest Equity Partners Partnership together with all other documents to be executed or delivered in accordance with the terms thereof;

          "Investors" means (i) each of the Investors as defined in the Investment Agreement so long as it remains a party to the Investment Agreement and (ii) any transferee of it who is for the time being a party to the Investment Agreement or who is for the time being bound by the terms thereof;

          "Joint Venture" means any joint venture entity whether in the form of a company, incorporated firm, partnership, joint venture, association, partnership or other joint enterprise in which in any such case one or more Group Companies have an interest of less than 100%;

          "Keymen" means Martin Glanfield, Martin Malone and John Calvert;

          "Keyman Insurance Assignment" means the keyman assurance assignment in the agreed terms entered into between the Target and the Security Trustee relating to the assignment of

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                                                                              17
          the insurance policies ("Keyman Policies") to be taken out in respect of the death and critical illness of the Keymen upon the following terms:

Keyman                      Amount                                Term

Martin Glanfield            (pound)2,000,000                      5 years

Martin Malone               (pound)3,000,000                      5 years

John Calvert                (pound)1,000,000                      5 years

          "Keystone Events of Default" has the meaning given in Clause 5.1 (Conditions to the Obligations of the Senior Lenders);

          "Legal Due Diligence Report" means the legal due diligence report dated on or around the date of this agreement prepared by the Borrower's Solicitors and addressed (inter alia) to the Agent (for itself and on behalf of the Senior Lenders);

          "Legal Charge" means a first legal charge in the agreed terms to be given by Zlin Electronics Limited in respect of its Freehold property shortly known as land on the east side of Alexandra Way, Ashchurch Road, Tewkesbury, Gloucestershire (Title No GR 117211);

          "LIBOR" means, in respect of any Advance or unpaid sum for a particular period:-

          (i) the rate per annum for sterling deposits for a period comparable to the relevant period which appears on page 3750 of the Telerate Service (or any page replacing page 3750) (or, in the absence thereof, the relevant page of the Reuters screen applicable thereto) at or about 11:00am on the first day of that period; or

          (ii) if no such rate appears on the relevant page, the rate (rounded upwards to the nearest four decimal places) certified by the Agent as the average of rates at which sterling deposits in an amount comparable to the Advance or unpaid sum quoted to the Agent are being offered by the Banks on the London Interbank Sterling Market at or about 11.00 a.m. on the first day of the relevant Interest Period for a period comparable to the relevant Interest Period and for delivery on the first day thereof;

          "Majority Banks" means one or more of the Banks the aggregate of whose Participation Amounts equals or at that time exceeds 66 2/3% of the aggregate of the Participation Amounts of all of the Banks;

          "Managers References" means references in the agreed form in respect of the Managers;

          "Management Accounts" means the management accounts of the Group and each of the Group Companies (in a format agreed with the Agent) which the Principal Borrower is required to produce pursuant to Clause 21.1 (Financial Information) and which shall include without limitation:

          (i) a profit and loss statement including numbers showing performance in the relevant Monthly Accounting Period, performance in the year to date, and a comparison of actual performance against budgeted performance as set out in the Annual Budget;

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                                                                              18

          (ii) a balance sheet including numbers showing performance in the relevant Monthly Accounting Period, performance in the year to date, and a comparison of actual performance against budgeted performance as set out in the Annual Budget;

          (iii)a cash flow statement including numbers showing performance in the relevant Monthly Accounting Period, performance in the year to date, and a comparison of actual performance against budgeted performance as set out in the Annual Budget;

          (iv) a cashflow forecast (prepared on a basis acceptable to the Agent) as at the end of each Quarterly Period for the 6 months thereafter;

          (v) in the Management Accounts referable to the relevant period of testing only, a schedule demonstrating in reasonable detail (together with appropriate workings and calculations) whether or not the financial covenants set out in Clause 20.1 (Financial Covenants) have been complied with in relation to the relevant period;

          "Managers" means each of the Managers as defined in the Investment Agreement;

          "Margin" means:-

          (i) in relation to the Tranche A Term Loan Facility, 2% per annum prior to 15 October 2001, and thereafter, 1.5% per annum; and

          (ii) in relation to the Tranche B Term Loan Facility, 3.5% per annum prior to 15 October 2001, and thereafter, 1.5% per annum;

          or such other percentage as may be established from time to time in accordance with this Agreement;

          "Market Report" means the market report in the agreed terms prepared by Arthur D Little Limited addressed (inter alia) to the Agent (for itself and on behalf of the Senior Lenders);

          "Material Adverse Effect" means any event or circumstance which has or could reasonably be expected to:

          (i) have a material adverse effect on the ability of any Obligor to perform its payment obligations under any of the Banking Documents; or

          (ii) have a material adverse effect on the ability of the Borrowers to comply with the financial covenants contained in clause 20 (Financial Ratios); or

          (iii)have a material adverse effect on the business, assets or financial condition of the Group or any substantial part of the Group; or

          (iv) result in any Banking Document not being legal, valid and binding on, and enforceable substantially in accordance with its material terms against any party to that Banking Document and/or, in the case of Security Documents not providing to the Security Trustee (or other holder of the security interest(s) created by that Security Document) for itself and on behalf of the Security Beneficiaries, perfected and enforceable security over the assets purported to be covered by that Security Document;

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                                                                              19
          in each case in a manner and to an extent reasonably considered by the Majority Banks to be materially adverse to the interests of the Senior Lenders under the Banking Documents;

          "Material Company" means the Principal Borrower and any other Charging Company and any Material Subsidiary (if not a Charging Company);

          "Material Subsidiary" means:-

          (i) any Group Company whose sales, assets, net worth or earnings is not less than 5% of the aggregate sales, assets, net worth or earnings of the Group; or

          (ii) a company (being itself a subsidiary of the Principal Borrower) which is a holding company of such a member or which is a holding company of members of the Group and which on a consolidated basis has sales, assets, net worth or earnings of not less than 5% of the aggregate sales, assets, net worth or earnings of the Group;

          "Millennium Compliance" means the ability of the Target Group to procure that its systems are Millennium Compliant in all material respects by 31st December 1999;

          "Millennium Compliant" means that when correctly operated without being connected to a system which is not Millennium Compliant (i) the date change at the end of 1999 will not cause the computer and information technology system of any member of the Target Group to malfunction, end abruptly, provide invalid results or adversely affect the business of any member of the Target Group, (ii) neither the performance nor functionality of the computer and information technology systems of any member of the Group is or will be affected by dates before, during or after the year 2000, and (iii) in particular (but without limitation) in respect of the computer and information technology systems of any member of the Target Group:-

          (a) no value for current date causes or will cause any interruption in operation;

          (b) date-based functionality behaves and will behave consistently for dates before, during and after the year 2000;

          (c) in all interfaces and data storage, the century in any date is and will be specified either explicitly or by unambiguous algorithms or inferencing rules; and

          (d)  the year 2000 is and will be recognised as a leap year;

          "Minimum Transfer Amount" means in relation to the Tranche A Term Loan (pound)1,000,000, and in relation to the Tranche B Term Loan, (pound)250,000;

          "MLA Rate" in relation to each Advance or overdue amount denominated in Sterling means, for the Interest Period relating to that Advance or overdue amount, the cost imputed to each Bank participating in such Advance or overdue amount through a facility office in the United Kingdom of compliance with the requirements of the Bank of England as to special deposits or cash ratio deposits or any charge imposed by the Financial Services Authority (or other authority which replaces it) in respect of eligible liabilities (as defined by the Bank of England Act 1998 or by the Bank of England) during that Interest Period, expressed as a percentage rate per annum and determined by such Bank in accordance with usual market practice;

          "month" means unless otherwise agreed between the Principal Borrower and the Agent a period starting on one day in a calendar month and ending on the nearest preceding Business

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                                                                              20

          Day in the next calendar month save that where a period starts on the last Business Day in a calendar month that period shall end on the last Business Day in the next calendar month;

          "Monthly Accounting Period" means in each Accounting Period each successive calendar month (or, if altered, each period of four or five successive weeks), the first of which commences on the first day of such Accounting Period and the last of which ends on the last day of such Accounting Period except that the first Monthly Accounting Period shall be the period beginning on the Completion Date and ending on or about the last day of the month in which the Relevant Date falls or if this is less than four (or five as the case may be) weeks on or about the last day of the immediately following month;

          "Net Borrowings" is defined in Schedule 2 (Financial Definitions);

          "Net Security Value of Stock" is defined in Schedule 2 (Financial Definitions);

          "Notice of Drawdown" means a notice substantially in the form set out in Schedule 3 (Notice of Drawdown) duly completed and signed by the relevant Borrower;

          "Obligor" means each of the Principal Borrower, Target and any Group Company which is expressed (or required by this Agreement) to be a party to any Banking Document;

          "Offer" means the recommended offer proposed to be made by PriceWaterhouseCoopers on behalf of the Principal Borrower substantially on the terms set out in the Press Release, to acquire the whole of the ordinary share capital (whether in issue or falling to be allotted) of Target not already owned by the Principal Borrower, as such offer may, subject to the prior written consent of the Agent (such consent not to be unreasonably withheld or delayed), be amended, added to, revised, renewed or waived from time to time;

          "Offer Costs" means all costs, fees and expenses (and Taxes thereon) and all stamp, documentary, registration or similar Tax incurred by or on behalf of the Principal Borrower and Target in connection with the Offer including the preparation, negotiation and entry into of this Agreement and all other documentation in relation to the Offer up to a maximum of (pound)2,434,000;

          "Offer Document" means the document substantially in the agreed terms to be despatched to shareholders of Target in connection with the Offer;

          "Opening Cash Statement" is defined in clause 6.6;

          "Ordinary Shares" means the ordinary shares in the capital of the Principal Borrower;

          "Original Working Capital Facility" means the overdraft and ancillary facilities of up to (pound)4,000,000 made or to be made available in accordance with the terms of this Agreement and the Original Working Capital Facility Letter or as the case may be or as the context requires the principal amount thereof from time to time outstanding;

          "Original Working Capital Facility Letter" means the letter dated today between Bank of Scotland and the Principal Borrower setting out the terms and conditions upon and subject to which Bank of Scotland has agreed to make available to the Principal Borrower and other Borrowers the Original Working Capital Facility (as amended from time to time);

          "Participation" means, in relation to a Bank, its right, title, interest and obligations in relation to the Term Loan Facilities including without limitation (i) its right to receive its Participation

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                                                                              21

          Proportion of principal and interest in respect of the Term Loans; and
          (ii) its obligation to participate in its Participation Proportion in any amounts to be advanced or paid by the Banks under or pursuant to or in connection with this Agreement;

          "Participation Amount" means in relation to a Bank its Participation Proportion of the Term Loan Advances for the time being outstanding, or if no Term Loan Advance shall then be outstanding under the Term Loan Facility, its Term Loan Commitment;

          "Participation Proportion" means, in relation to a Bank, at any time, in respect of any Facility, the proportion which that Bank's Commitment in respect of that Facility bears to the aggregate amount of all the Commitments in respect of that Facility at that time;

          "Payments Account Overdraft" means an on demand overdraft facility to be provided by the Bank of Scotland in an amount equal to the Tranche A and Tranche B Term Loan Facilities made available to the Principal Borrower pursuant to Clause 2 (Facilities) hereof;

          "Pensions Report" means the pensions report in the agreed terms prepared by KPMG addressed (inter alia) to the Agent (for itself and on behalf of the Senior Lenders)

          "Permitted Borrowings" means:-

          (i) Borrowings under this Agreement (including, for the avoidance of doubt, any outstandings under the BACS Facility);

          (ii) the Subordinated Loans;

          (iii)Borrowings between Charging Companies and, from the Amendment and Restatement Effective Date, unsecured Borrowings of up to (pound)5,000,000 from DDI Corp.;

          (iv) Borrowings in any Accounting Period in respect of finance leases or contracts for hire purchase where the aggregate capital amount outstanding at any time does not in aggregate exceed (pound)2,000,000 for the Group;

          (v)  Borrowings under the Hedging Documents;

          (vi) any other Borrowings to which the Majority Banks have given their prior written consent;

          (vii)any other Borrowings not exceeding in any Accounting Period in aggregate(pound)100,000; and

          (viii)any Borrowings existing at the Relevant Date pending the repayment or discharge thereof pursuant to Clause 21.11.1 (Borrowings) of this Agreement up to a maximum of (pound)2,900,000;

          (ix) the Variable Rate Loan Notes 2003 (series 3);

          (x)  the Variable Rate Guaranteed Loan Notes 2004 (series 1);

          (xi) (until the date falling two months after the Relevant Dates) any counter indemnity given in respect of the guarantee of the Variable Rate Guaranteed Loan Notes 2004 (series 1);

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                                                                              22

          (xii)guarantees, indemnities (including counter indemnities) or bonds given in the ordinary course of and for the purposes of the business;

          "Permitted Disposals" means:-

          (i) Disposals by any Group Company of assets (including cash) in the ordinary course of the trading or business activities of that Group Company on arm's length terms and for full consideration; or

          (ii) Disposals by one Charging Company to another Charging Company; or

          (iii)provided no Event of Default or Potential Event of Default has occurred which has not been waived by the Agent or remedied Disposals (other than of any shares in Group Companies and those falling in any other category of this definition) on arm's length terms by Group Companies, in respect of which the disposal value of any single item does not exceed (pound)50,000 and provided that the aggregate value in respect of all such disposals by all Group Companies in any Accounting Period does not exceed (pound)250,000; or

          (iv) provided no Event of Default or Potential Event of Default has occurred which has not been waived by the Agent or remedied Disposals of assets (other than Intellectual Property Rights and any real or heritable property or any interest in real property) in exchange for other assets, in the reasonable opinion of the person effecting the disposal comparable or superior as to type, value and quality; or

          (v) provided no Event of Default or Potential Event of Default has occurred which has not been waived by the Agent or remedied Disposals on arm's length terms of surplus obsolete or redundant plant equipment or other assets not required for the efficient operation of its business; or

          (vi) provided no Event of Default or Potential Event of Default has occurred which has not been waived by the Agent or remedied Disposals of capital assets (other than Intellectual Property Rights and any interest in shares) when the proceeds of the disposal are reinvested in other capital assets which are in the reasonable opinion of the person effecting the Disposal comparable or superior as to type, value and quality or in such other assets as the Majority Banks may agree within 9 months of the disposal occurring provided that forthwith upon receipt of such disposal proceeds, such proceeds shall be paid over to and be held by the Security Trustee in a Cash Collateral Account pending such reinvestment and (in the absence of such reinvestment the disposal proceeds shall be applied to prepay the Term Loan in accordance with Clause 13.3 (Proceeds of Disposals); or

          (vii)Disposals to which the Agent (acting on the instructions of the Majority Banks unless otherwise provided for in this Agreement) has given its prior written consent; or

          (viii) Disposals contracted or committed for prior to the Relevant Date provided they are in the ordinary course of business or were fully disclosed in the Business Plan; or

          (ix) Disposals of cash for any purpose not restricted by this Agreement; or

          (x) Disposals by any Group Company by the temporary application of funds, not immediately required in the disposing entity's business, in the purchase or making of short term investments, or the realisation of such investments; or

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                                                                              23

          (xi) Disposals by any Group Company by the application of the proceeds of any insurance recovery in or towards the reinstatement or replacement of the asset in respect of which the same were paid; or

          (xii)The Disposal of Finishing Technologies Limited and/or Osborne Electronic Limited (limited to assets in those companies at the date of this agreement or acquired in the ordinary course of business hereafter) on terms set out in the Business Plan or such other terms approved by the Agent;

          Permitted Investment" means:

          (i)  Investments in any Charging Company;

          (ii) any other Investment to the extent that the amounts of Investments made after the date of this Agreement do not exceed in any Accounting Period (pound)25,000 individually or (pound)50,000 in aggregate while the Term Loans or any part thereof shall be outstanding, provided that the maximum aggregate investment in any single Joint Venture, company, partnership, firm, business, consortium or other enterprise or entity shall not exceed at any time (pound)50,000;

          "Permitted Security Interest" means:-

          (i) a lien or right of set-off arising between Charging Companies or in the ordinary course of business solely by operation of law (or by contractual provisions having a substantially similar effect);

          (ii) any Security Interest arising by operation of law with respect to Taxes;

          (iii)any Security Interest over goods and documents of title to goods arising in the ordinary course of letter of credit and other documentary credit transactions entered into in the ordinary course of trading;

          (iv) any Security Interest arising by virtue of any bankers lien, right of set-off or netting arrangements relating to balances on bank accounts which bank accounts are permitted by this Agreement;

          (v) any Security Interest which the Agent (acting on the instructions of the Majority Banks) has at any time in writing agreed shall be a Permitted Security Interest;

          (vi) any Security Interest arising under the Banking Documents;

          (vii)any Security Interest over any asset arising in the ordinary course of business as a result of a title-retention or title transfer provision in the contract relating to the acquisition of that asset;

          (viii)any Security Interest existing at the Relevant Date provided that within 42 days after the Relevant Date all indebtedness secured by any such Security Interest (except for any Security Interests falling within any other category in this definition of Permitted Security Interests) shall be repaid by the relevant borrower and all such Security Interests shall be fully and effectively discharged;

          (ix) hire purchase, leases (including finance leases), deferred purchase arrangements and like arrangements if, and insofar as, they are not prohibited by this Agreement;

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                                                                              24

          "Potential Event of Default" means any event which, with the giving of notice and/or the lapse of time would constitute an Event of Default;

          "Potential Financial Event of Default" means an event which, with the giving of notice under this Agreement and/or lapse of time, would constitute a Financial Event of Default;

          "Prepayment Fee Percentage" means:-

          (i) in respect of any prepayment of the Tranche A Term Loan Facility within 2 years of the date of first Drawdown of that Facility, 1% of the amount prepaid;

          (ii) in respect of any prepayment of the Tranche B Term Loan Facility within 2 years of the date of first Drawdown of the Tranche B Term Loan Facility, 3% of the amount prepaid; and

          (iii)in respect of any prepayment of the Tranche B Term Loan Facility on or after the second anniversary but before the third anniversary of the date of first Drawdown of the Tranche B Term Loan Facility, 1.5% of the amount prepaid;

          "Prepayment Notice" means an irrevocable written notice served by a Borrower on the Agent giving not less than 10 days (in the case of a prepayment of the Tranche A Term Loan Facility) or 30 days (in the case of a prepayment of the Tranche B Term Loan Facility) notice that a Borrower wishes to prepay the whole or any permitted part of the relevant Term Loan;

          " Pre Press Release Letter" means the letter from the Financial Assistance Auditors in the agreed terms;

          "Press Release" means a press announcement to be released by the Principal Borrower announcing the terms of the Offer;

          "Pro Forma Financial Assistance Documents" means the documents relating to financial assistance substantially in the agreed form or with such amendments thereto as the Agent may reasonably require in accordance with best practice having regard to the circumstances prevailing at the time of the intended execution of such documents;

          "Projected EBITD" means for any relevant period the projected EBITD as shown by, or reasonably determined by the Agent from the information contained in, the Business Plan;

          "Properties" means all interests of the Group Companies in any property;

          "Property Report" means a report on the Properties in the agreed terms prepared by Messrs Chestertons;

          "Qualifying Investor" means

          (a)  a subsidiary of an Initial Investor; or

          (b)  a member of the British Venture Capital Association; or

          (c) an investment fund managed by a member of the British Venture Capital Association; or

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                                                                              25

          (d) in the case of a transfer by an investment fund managed by a member of the British Venture Capital Association, a member of that investment fund; or

          (e)  a Qualifying Bank; or

          (f) a financial institution specialising in the provision of mezzanine loan funding or a Subsidiary thereof or an investment fund managed thereby; or

          (g) an individual approved by the Agent, such approval not to be unreasonably withheld who has previously or simultaneously agrees with the then parties thereto to be bound by the provisions of the Intercreditor Agreement as an Investor by entering into a suitable deed of accession;

          "Qualifying Lender" means a bank as defined in Section 840A Taxes Act 1988 for the purposes of Section 349 of that Act which is within the charge to UK corporation tax as respects any interest payable or paid to it pursuant to any Banking Document and to which it is beneficially entitled at the time that such interest is paid;

          "Quarter Day" 31 March, 30 June, 30 September and 31 December;

          "Quarterly Period" means in each Accounting Period each period of three successive Monthly Accounting Periods, the first of which commences on the first day of such Accounting Period and the last of which ends on the last day of such Accounting Period except that the first Quarterly Period shall be the period beginning on the Completion Date and ending on the next Quarter Day unless such Quarter Day is less than 90 days after the Completion Date in which case the immediately following Quarter Day;

          "Receiving Bank" means the Bank of Scotland as receiving bank in connection with the Offer;

          "Receiving Bank Account" means an account with the Receiving Bank in the name of the Principal Borrower to receive the proceeds of subscriptions for shares of the Principal Borrower and the Subordinated Loans;

          "Receiving Bank Instruction Letter" means the instruction letter in the agreed terms between the Principal Borrower and the Receiving Bank;

          "Relevant Date" means the date on which the Offer is declared or becomes unconditional in all respects following acceptances of the Offer having been received and not withdrawn in respect of, and/or the Principal Borrower having otherwise acquired or agreed to acquire in the open market or by private treaty, 90% or more of the Target Shares to which the Offer relates (or such lower percentage in excess of 50% as the Agent may otherwise agree with the Principal Borrower) PROVIDED THAT an acquisition of Target Shares otherwise than pursuant to the Offer must be treated as an acceptance of the Offer for the purposes of Section 429(8) of the Companies Act 1985 and in any event must have been acquired in accordance with the Code;

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                                                                              26

          "Repayment Dates" means in relation to each Tranche A and Tranche B Term Advance, each date referred to in Clauses 12.1, 12.2, and 12.3 respectively;

          "Report on Title" means the report on title in the agreed terms prepared by the Principal Borrower's solicitors in respect of the Properties and addressed (inter alia) to the Agent (for itself and on behalf of the Senior Lenders);

          "Reservations" means the principle that equitable remedies are remedies which may be granted or refused at the discretion of the court, the limitation of enforcement by laws relating to bankruptcy, insolvency, liquidation, reorganisation, court schemes, moratoria, administration and other laws generally affecting the rights of creditors, the time barring of claims under the Limitation Acts, the possibility that an undertaking to assume liability for or to indemnify against non-payment of UK stamp duty may be void, defences of set-off or counterclaim and similar principles and similar matters arising under the laws of any foreign jurisdictions in which the relevant obligations may have to be performed;

          "Second Debenture" means the guarantee and debenture in the agreed terms to be issued by each of the Initial Charging Companies (other than the Principal Borrower) in favour of the Security Trustee to secure their respective obligations to the Security Beneficiaries;

          "Security Beneficiaries" means the Agent, the Banks, the Working Capital Bank, the Hedging Counterparty (provided the Hedging Counterparty is Bank of Scotland or Bank of Scotland Treasury Services plc );

          "Security Documents" means the First Debenture, the Second Debenture and the Third Debenture, the Keyman Insurance Assignment, the Legal Charge, the Security Trust Deed and any other documents entered into from time to time by any Group Company to secure for the benefit of the Security Beneficiaries or any of them any liabilities owed by any Group Company under or in connection with the Banking Documents to some or all of the Senior Lenders;

          "Security Interest" includes any mortgage, pledge, lien, charge, assignment by way of security, hypothecation, security interest, standard security, assignation in security, bond and floating charge or any other security agreement or arrangement entered into for the purpose and having the effect of providing security (excluding retention of title clauses) whether relating to existing or future assets (including, without limitation the deposit of monies or property with a person with the primary intention of affording such person a right of set-off or lien);

          "Security Trust Deed" means the security trust deed in the agreed terms to be entered into between the Security Beneficiaries, the Security Trustee, the Principal Borrower and the Charging Companies;

          "Security Trustee" means the person described as such in the Security Trust Deed;

          "Senior Interest" is defined in Schedule 2 (Financial Definitions);

          "Senior Lenders" means the Banks, the Working Capital Bank and the Hedging Counterparty (provided the Hedging Counterparty is Bank of Scotland or Bank of Scotland Treasury Services plc);

          "Service Agreements" means service agreements in the agreed form in respect of the Keymen;

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                                                                              27

          "Share Purchase Term Loan Facilities" means the Tranche A Term Loan Facility and the Tranche B Term Loan Facility;

          "Shares of the Principal Borrower" means any of the shares of the Principal Borrower, including without limitation the Ordinary Shares and the A Ordinary Shares;

          "Six Monthly Period" means in each Accounting Period, each of the two periods of six successive Monthly Accounting Periods, the first of which commences on the first day of such Accounting Period and the second of which ends on the last day of such Accounting Period, except that the first Six Monthly Period shall be the Six Monthly Accounting Period beginning on the Completion Date and ending on the second Quarter Day following the Completion Date;

          "Sterling" and "(pound)" means the lawful currency for the time being of the United Kingdom;

          "Stock" is defined in Schedule 2 (Financial Definitions);

          "Strategic Sale" means a sale of the whole or a substantial part (being more than 90% of the consolidated gross assets)of the business assets and undertaking of the Group (taken as a whole);

          "Subordinated Investors Loan" means the loan made by the Investors to the Principal Borrower pursuant to the terms of the Investment Agreement;

          "Subordinated Lenders" means the Investors and the Managers;

          "Subordinated Loans" means the Subordinated Investors Loan and the Subordinated Managers Loan;

          "Subordinated Managers Loan" means the loan made by the Managers to the Principal Borrower pursuant to the terms of the Investment Agreement;

          "Subsidiary" means:-

          (i) a subsidiary as defined in Section 736 of the Companies Act, 1985; and

          (ii) for the purposes of Clause 20 (Financial Ratios) only a subsidiary undertaking as defined in Section 258 of the Companies Act 1985;

          "Summary of Borrowings being Refinanced" means the summary of the existing banking facilities used by and available to the Target Group as at the Completion Date in the agreed terms prepared by the Target Group's existing bankers or such other party as Bank of Scotland shall agree and including confirmation that no events of default are outstanding or have been waived;

          "Target" means Symonds Plc, a company incorporated in England and Wales with registered number 445250;

          "Target Group" means, at any time, Target and its Subsidiaries at that time;

          "Target Group Share Schemes" means the Approved Executive Share Option Scheme of Target;

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                                                                              28

          "Target Shares" means the existing unconditionally allotted or issued and fully paid shares of (pound)1 each in Target and any further such shares which are unconditionally allotted or issued fully paid or credited as fully paid whilst the Offer remains open for acceptance whether pursuant to the exercise of options granted under the Target Group Share Schemes or otherwise;

          "Taxes" means all present and future taxes, levies, duties, withholdings or similar charges of whatever nature and wherever levied or assessed, together with interest thereon and any penalties in respect thereof and "Taxation" shall be construed accordingly;

          "Term Loan Facilities" means prior to the Amendment and Restatement Effective Date, the Tranche A Term Loan Facility, the Tranche B Term Loan Facility and the Tranche C Term Loan Facility and thereafter, the Tranche A Term Loan Facility and the Tranche B Term Loan Facility, and "Term Loan Facility" means any of them;

          "Term Loans" means prior to the Amendment and Restatement Effective Date the Tranche A Term Loan, the Tranche B Term Loan and the Tranche C Term Loan and thereafter, the Tranche A Term Loan and the Tranche B Term Loan, and "Term Loan" means any of them as the context requires;

          "Third Debenture" means the composite guarantee and debenture in the agreed terms to be entered into by all the Charging Companies (other than the Principal Borrower) in favour of the Security Trustee as trustee for the Security Beneficiaries and the expression "the Debenture" shall where appropriate include any further guarantee and debenture or other security executed or to be executed by one or more Charging Companies in favour of the Security Trustee as trustee for the Security Beneficiaries securing any liabilities incurred by any Group Company from time to time;

          "Third Debenture Date" means the date the Third Debenture is delivered to the Security Trustee;

          "Total Assets" is defined in Schedule 2 (Financial Definitions);

          "Total Debt" has the meaning specified in Schedule 2 (Financial Definitions);

          "Total Debt Service" has the meaning specified in Schedule 2 (Financial Definitions);

          "Total Interest" has the meaning specified in Schedule 2 (Financial Definitions);

          "Trade Debtors" has the meaning specified in Schedule 2 (Financial Definitions);

          "Tranche A Term Loan" means the principal amount of each advance made or to be made under the Tranche A Term Loan Facility as from time to time reduced by repayment or prepayment;

          "Tranche A Term Loan Facility" means the term loan facility in the maximum principal amount of (pound)17,250,000 made available to the Borrowers pursuant to Clause 2 (The Facilities);

          "Tranche B Term Loan" means the principal amount of each advance made or to be made under the Tranche B Term Loan Facility as from time to time reduced by repayment or prepayment;

          "Tranche B Term Loan Facility" means the term loan facility in the maximum principal amount of (pound)2,500,000 made available to the Borrowers pursuant to Clause 2 (The Facilities);

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                                                                              29

          "Transaction Documents" means together the Offer Document, the Investment Agreement, the Articles, and the Banking Documents;

          "Transfer Certificate" means a certificate substantially in the form set out in Schedule 6 (Form of Transfer Certificate for a Bank);

          "Transferee" means a bank or other financial institution to which a Bank seeks to transfer all or part of its rights and obligations hereunder in accordance with Clause 27 (Assignments and Transfers);

          "TUPE Payment" means the aggregate of all costs due to Osborne Electronic Limited employees and ex-employees arising out of the termination of their employment prior to the date of this Agreement and paid pursuant to TUPE legislation;

          "2001 Working Capital Facility" means the overdraft and ancillary facilities of up to (pound)10,000,000 made or to be made available in accordance with the terms of this Agreement and the 2001 Working Capital Facility Letter or as the case may be or as the context requires the principal amount thereof from time to time outstanding;

          "2001 Working Capital Facility Letter" means the letter dated on or about the date of the Amendment and Restatement Agreement between, amongst others, Bank of Scotland and the Principal Borrower setting out the terms and conditions upon and subject to which Bank of Scotland has agreed to make available to the Principal Borrower and other Borrowers the 2001 Working Capital Facility (as amended from time to time);

          "UK Company" means any Group Company which is incorporated in England and Wales or Scotland and "UK Companies" means all or any of them;

          "Whitewashability Certificate" is defined in Schedule 4, Part I, clause 4.3;

          "Whitewash Directors" means the directors of the Principal Borrower at the date of the issue of the Press Release and all those who are intended to be or may be directors of the Principal Borrower and/or the Initial Charging Companies at the time of intended execution of the Pro Forma Financial Assistance Documents;

          "Working Capital" has the meaning specified in Schedule 2 (Financial Definitions);

          "Working Capital Facility" means the 2001 Working Capital Facility or the Original Working Capital Facility, as the context requires;

          "Working Capital Facility Letter" means the 2001 Working Capital Facility Letter or the Original Working Capital Facility Letter, as the context requires (as amended from time to time);

     1.2. Interpretation

          1.2.1. Save where the contrary is indicated, any reference in this Agreement to:-

                    (i) this Agreement or any document include references to this Agreement or such other document as varied, supplemented, novated and/or replaced in any manner from time to time;

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                                                                              30

                    (ii) any statutory provision shall be deemed to include
                         references to such statutory provision as from time to time re-enacted, amended, extended or replaced;

                    (iii) the Principal Borrower, any Group Company, any
                         Borrower, any Charging Company, the Agent, any Bank, the Senior Lenders, the Security Trustee, the Investors, the Subordinated Lenders or any Security Beneficiary shall, where relevant, be deemed to include their respective successors or assignees;

                    (iv) the singular shall include the plural and vice versa.

          1.2.2. Headings in this Agreement are for convenience only and shall not affect its interpretation.

          1.2.3. The words "including" or "in particular" are to be construed as being by way of illustration or emphasis only and are not to be construed as, nor shall they take effect as, limiting the generality of any preceding words.

          1.2.4. Where the expression "such consent not to be unreasonably withheld or delayed" or similar is used in this Agreement in relation to any consent or other approval from the Agent or any of the Senior Lenders such expression shall be construed on the basis of what is reasonable in relation to the interests of the Senior Lenders applying usual lending criteria.

2.   THE FACILITIES

     2.1. Commitments: Subject to the terms of this Agreement:-

          (i) Bank of Scotland agrees to make the Payments Accounts Overdraft and the Banks agree to make the Share Purchase Term Loan Facilities available to the Principal Borrower;

          (ii) not restated;

          (iii) the Working Capital Bank agrees to make the Working Capital Facility available to the Borrowers.

     2.2. Proportionate Participation: Each of the Banks agrees to participate in Advances made pursuant to the Term Loan Facilities in each case in its Participation Proportion for that Facility, up to an aggregate maximum principal amount not exceeding its Commitment in respect of that Facility.

     2.3. Obligations Several: The obligations of each Senior Lender under this Agreement shall be several. Failure of a Senior Lender to carry out its obligations hereunder shall not relieve any other party hereto of any of its obligations hereunder. Neither the Agent nor any Senior Lender shall be responsible for the obligations of any other Senior Lender. The Agent shall, however, promptly after becoming aware of the same give the Principal Borrower notice of any failure by a Senior Lender to carry out any payment obligation.

     2.4. Rights Several: After the Final Repayment Date for the Facilities or after the Agent shall have made any declaration referred to in Clause
          23.2 (Rights on a Default) each Senior Lender shall

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                                                                              31
          have a separate cause of action against the Borrowers in respect of any sums due to the Senior Lender in respect of the Facilities which shall not have been repaid.

     2.5. Separate Rights of Protection: Subject to the terms and conditions of this Agreement and the Intercreditor Agreement, each Senior Lender may separately protect and enforce its rights hereunder, and it shall not be necessary for any other Senior Lender or the Agent to be joined as an additional party in any proceedings for such purpose.

3.   PURPOSE

     3.1. The Payment Accounts Overdraft: The Payment Accounts Overdraft may be used as and when required by the Principal Borrower to fund any cash consideration payable by the Principal Borrower to shareholders of Target after the Relevant Date. The Payment Accounts Overdraft shall at all times, and notwithstanding any other provision of this Agreement, be repayable on demand. The Payment Accounts Overdraft shall be reduced to zero on each occasion it reaches(pound)250,000 or more by a drawing under first the Tranche B Term Loan Facility and thereafter the Tranche A Term Loan Facility and it shall in any event be reduced to zero by the end of the Commitment Period for the Share Purchase Term Loan Facilities. No drawing under the Payment Accounts Overdraft shall be permitted if the amount of such drawdown would exceed the Available Share Purchase Facility.

     3.2. The Share Purchase Term Loan Facilities: Each Advance under the Share Purchase Term Loan Facilities will be applied in or towards:

          (i) financing or refinancing the consideration payable by the Principal Borrower for the Target Shares being acquired by the Principal Borrower either pursuant to the Offer or in the open market or by private treaty, PROVIDED THAT an acquisition of Target Shares otherwise than pursuant to the Offer must be treated as an acceptance of the Offer for the purposes of s.429(8) of the Companies Act 1985 and in any event must be made in accordance with the Code (and after the Relevant Date, in the open market or by private treaty); and/or

               (ii) financing or refinancing the Offer Costs; and/or

               (iii) financing or refinancing the consideration payable by the
                    Principal Borrower (including the discharge of the Payments Account Overdraft referred to in Clause 3.1) pursuant to the implementation of the procedures contained in Sections 428-430F of the Companies Act 1985; and/or

               (iv) financing or refinancing the consideration payable to participants in the Target Group Share Scheme pursuant to any relevant offer on terms approved by the Agent (acting on the instructions of the Banks); and/or

               (v)  repaying the Existing Borrowings being Refinanced.

     3.3. Not restated;

     3.4. The Working Capital Facility: The Working Capital Facility shall be used for:-

          (i)  the general corporate purposes of the Borrowers; and/or

          (ii) for such other purposes as the Working Capital Bank may from time to time agree in writing;

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                                                                              32
     subject always to any restrictions in the Working Capital Facility Letter.

     3.5. Unlawful Financial Assistance: None of the Facilities shall be used for any purpose which would be contrary to the provisions of s151 Companies Act 1985, unless the provisions of s155 to s158 of that Act are actually complied with.

     3.6. Application: Without prejudice to the respective obligations of the Principal Borrower and the Borrowers under this Clause 3 (Purpose), neither the Agent, the Arranger, the Banks nor the Working Capital Bank nor any of them shall be obliged nor be under any duty to concern themselves as to the application of amounts drawndown hereunder.

4.   MAXIMUM AMOUNTS

     4.1. Maximum Amounts: Notwithstanding any other provision of this Agreement:-

          4.1.1. the Tranche A Term Loan shall in aggregate not exceed(pound)17,250,000;

          4.1.2. the Tranche B Term Loan shall in aggregate not exceed(pound)2,500,000 prior to the Amendment and Restatement Effective Date and thereafter(pound)750,000; and

          4.1.3. not restated;

5.   CONDITIONS PRECEDENT

     5.1. Conditions to the Obligations of the Senior Lenders: The Senior Lenders will not be obliged to advance monies under the Facilities:

          (i) until the Offer shall have become or is declared unconditional in all respects following acceptances of the Offer having been received and not withdrawn in respect of and/or the Principal Borrower having otherwise acquired or agreed to acquire in the open market or by private treaty, 90% or more of the Target Shares to which the Offer relates (or such lower percentage in excess of 50% as the Agent may otherwise agree with the Principal Borrower) PROVIDED THAT an acquisition of Target Shares otherwise than pursuant to the Offer must be treated as an acceptance of the Offer for the purposes of s.429(8) of the Companies Act 1985 and in any event must be made in accordance with the Code;

          (ii) unless prior to the issue of the Press Release the Agent has received (or waived its requirements to receive) all of the documents and evidence listed in Part I of Schedule 4 (Conditions Precedent) each in a form and substance satisfactory to the Agent and the Agent upon being requested to do so shall provide written confirmation to the Principal Borrower that the same have been satisfied; and

          (iii) unless on or prior to the first Drawdown or other utilisation of the Facilities, the Agent has received (or waived its requirements to receive) all of the documents and evidence listed in Part II of Schedule 4 (Conditions Precedent) each in a form and substance satisfactory to the Agent;

          (iv) unless the Offer is posted within 28 days of the date of this Agreement;

          (v) if an Event of Default has occurred and is continuing either under or in respect of any of the following Clauses or (whether or not under such Clauses) arising from a wilful act or omission of the Principal Borrower and which has not been remedied within

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                                                                              33
               any applicable grace period but relating only to the Principal Borrower (and for the avoidance of doubt not to any member of the Target Group) and which, in any case, would have a Material Adverse Effect ("the Keystone Events of Default"):

               21.11.7 (Variation or Extension of the Offer)

               23.1.10 (Enforcement Proceedings) (but only if the Principal Borrower can as a result of the default invoke Condition 8(g) of the Offer

               23.1.11 (Inability to Pay Debts)

               23.1.12 (Insolvency Proceedings)

               23.1.13 (Appointment of Insolvency Practitioner)

               23.1.14 (Administration Order);

               For the avoidance of doubt, throughout the Certain Funds Period, the Principal Borrower shall be entitled to drawdown Advances under the Term Loan Facilities and amounts by way of overdraft under the Payment Accounts Overdraft and the Banks shall be obliged to make Advances available in accordance with this Agreement notwithstanding the occurrence of any Event of Default or Potential Event of Default or any breach of any of the other Banking Documents, save for the Keystone Events of Default.

     5.2. Conditions for Drawdowns:

          5.2.1. The obligations of the Banks to permit any Drawdown of the Tranche A Term Loan Facility is subject to the further condition precedent that the Tranche B Term Loan Commitment shall have been fully drawn prior to or contemporaneously with such Drawdown.

          5.2.2. The obligation of the Working Capital Bank to permit any utilisation of the Working Capital Facility by any Borrower (other than the Principal Borrower) is subject to the further condition precedent that at the time of first utilisation, the Borrowers (other than the Principal Borrower) have (save as otherwise permitted by the Agent in writing) complied with their obligations under (i) Clause 6.2 (Security) to deliver to the Agent the executed Second Debenture, Keyman Insurance Assignment and Deeds of Accession and (ii) under Clause 21.11.1 (Borrowings) to refinance the Existing Borrowings being Refinanced and any Security Interests relating thereto.

          5.2.3. The obligation of the Working Capital Bank to permit any utilisation of the Working Capital Facility by the Principal Borrower is subject to the further condition precedent that the Borrowers' obligations under clauses 21.13.7 (Re-registration as a Private Company) and 21.13.8 (Security from the Target Group) shall first have been complied with in full.

          5.2.4. The obligations of the Banks to permit any Drawdown of any Term Loan Facility by any Borrower other than the Principal Borrower are subject to the further conditions precedent that the Borrowers' obligations under clauses 21.13.7 (Re-registration as a Private Company) and 21.13.8 (Security from the Target Group) and in particular the obligation to deliver the Third Debenture to the Agent pursuant to clause 21.13.8 (iii) shall first have been complied with in full.

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                                                                              34

          5.2.5. Subject to the provisions of clause 23.3 (The Certain Funds Period) the obligations of the Banks and the Working Capital Bank (as the case may be) to permit any Drawdown of a Term Loan Facility or utilisation of the Working Capital Facility are subject to the further conditions precedent that:-

               (i) at the time of the Drawdown the representations and warranties deemed to be repeated by virtue of Clause 22.2 (Deemed Repetition of Representations and Warranties) are true and correct in all material respects; and

               (ii) at the time of any utilisation and/or the giving of any
                    Notice of Drawdown and on each Drawdown Date no Event of Default or Potential Event of Default is outstanding or would result from the making of the relevant Advances or utilisation.

          5.2.6. Not restated.

     5.3. Undertakings pending Completion: the Principal Borrower undertakes to the Senior Lenders to use all reasonable endeavours to procure the satisfaction of the conditions precedent to this Agreement as soon as reasonably practicable following the execution of this Agreement. Prior to the Completion Date, the Principal Borrower undertakes:

          (i) to inform the Agent forthwith of all matters of which it becomes aware concerning the Target Group which would give rise to a Material Adverse Effect and to consult fully with the Agent concerning all material matters reasonably raised by the Agent concerning the Target Group;

          (ii) not to waive, agree or accept any waiver of the conditions of the Offer which would give rise to a Material Adverse Effect without the previous written consent of the Agent (acting on the instructions of all of the Banks). In giving or withholding its consent to any waiver or amendment of any conditions of the Offer the Agent will treat itself as being bound by Rule 13 of the City Code of Takeovers and Mergers as if it were the Principal Borrower and subject to the jurisdiction of the Takeover Panel;

          (iii) to notify the Agent immediately upon becoming aware of any matters which are reasonably likely to result in any of the conditions of the Offer not being satisfied or the Offer not proceeding.

     5.4. Lapse:

          5.4.1. The Principal Borrower shall procure that the Press Release is not issued until the conditions precedent set out in Part I of
               Schedule 4 (Conditions Precedent) have been satisfied or duly waived by the Agent. If the Press Release has not been issued by the date 14 days after the signing of this Agreement, then this Agreement shall lapse and be of no further force and effect and the parties shall be under no further obligation to each other in respect of this Agreement.

          5.4.2. Any lapse or withdrawal of the Offer for any reason will result in the automatic cancellation and reduction to zero of the Commitments.

6.   CONDITIONS SUBSEQUENT

     6.1. Not Restated.

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                                                                              35

     6.2. Security: The Principal Borrower shall within 28 days after the Relevant Date procure that each of the Initial Charging Companies (other than the Principal Borrower) shall execute and deliver to the Security Trustee the Second Debenture and the Initial Charging Companies (other than the Principal Borrower) shall execute and deliver to the Agent, Deeds of Accession, Deeds of Intercreditor Accession and Deeds of Adherence together with each of the documents listed in Part III of Schedule 4 (Conditions Precedent for the Granting of Security) duly completed and executed. For the avoidance of doubt the provisions of the Second Debenture to be delivered pursuant to this provision shall not take effect to the extent that to do so would constitute financial assistance for the purposes of s.151 Companies Act 1985 unless and until the requirements of s.155-158 Companies Act 1985 are complied with, as envisaged by Clause 21.13.8 (Security from the Target Group).

     6.3. Shares in Target: The Principal Borrower shall:-

          (i) procure that within 21 days after the Relevant Date share certificates and stock transfer forms executed in blank (or such other equivalent documentary evidence of title as may be necessitated by the application of the Crest settlement system) in respect of the shares of Target acquired by the Principal Borrower (whether acquired pursuant to the Offer or otherwise) are delivered to the Security Trustee by way of security except that if the Principal Borrower has not paid for any shares because the share certificates or letters of indemnity were not available, then the share certificates and blank stock transfer forms (or such other documentation) in respect of those shares shall be delivered to the Security Trustee within six weeks of the Principal Borrower having received the relevant certificates or letters of indemnity; and

          (ii) procure that as soon as possible after the Principal Borrower acquires other shares in Target share certificates and stock transfer forms executed in blank in respect of those shares of Target (or such other equivalent documentary evidence as may be necessitated by the application of the Crest settlement system) are delivered by way of security to the Security Trustee to be held by the Security Trustee in accordance with the Security Documents.

     6.4. New Articles of Target: The Principal Borrower shall deliver to the Agent as soon as practicable after the same are adopted a certified copy of the new subsidiary articles of association (if any) (in a form satisfactory to the Agent) adopted by Target.

     6.5. Investment Agreement: The Principal Borrower shall promptly enforce its rights to require any party to the Investment Agreement to subscribe for shares in the Principal Borrower as soon as such person is required to do so by the Investment Agreement.

     6.6. Statement of Opening Cash Position: The Principal Borrower shall by 1 August 1999, deliver to the Agent a detailed Statement ("Opening Cash Statement") showing the cash position of the Target Group as at 30 June 1999 reconciled against the projected cash position as stated in the Business Plan and calculated on the same basis. For the avoidance of doubt the Opening Cash Statement shall exclude any monies provided directly or indirectly by any of the Banks (save, on a pound for pound basis, any monies drawn under the Share Purchase Term Facilities and actually used to repay in whole or part the Existing Borrowings being Refinanced), the Working Capital Bank, the Investors or (on or after the date hereof) the Managers.

     6.7. Opening Consolidated Balance Sheet: The Principal Borrower shall provide to the Agent an opening consolidated balance sheet within 30 days of receipt of all the Subordinated Loans or (if earlier) by 1 August 1999.

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

7.   AVAILABILITY OF THE TERM LOAN FACILITIES

     7.1. Availability during Commitment Period: Subject to the restrictions contained in Clause 3.1 (Purpose: Payments Account Overdraft), Clause
          3.2 (Purpose: The Share Purchase Term Loan Facilities) and Clause 3.5 (Unlawful Financial Assistance) and subject to Clause 5.1 (Conditions Precedent) the Payments Account Overdraft and Share Purchase Term Loan Facilities shall be made available to the Principal Borrower during the Commitment Period for the Share Purchase Term Loan Facilities. At the end of the Commitment Period for the Share Purchase Term Loan Facilities, any balance on the Payments Account Overdraft shall be cleared by a final Drawdown on the Share Purchase Term Loan Facilities and any undrawn amount of the Share Purchase Term Loan Facilities and/or the Payments Account Overdraft undrawn thereafter shall be cancelled, and the limit of the Share Purchase Term Loan Facilities shall be reduced accordingly. In the event that the Bank of Scotland shall demand repayment of the Payments Account Overdraft there shall be an automatic drawdown of the Share Purchase Term Loan Facilities of such amount as may be required to clear Payment Accounts Overdraft. The Tranche B Term Loan shall be drawndown in full before the Tranche A Term Loan is drawn.

     7.2. Available Term Loan Facility: No Notice of Drawdown under the Term Loan Facilities shall be served if;

          7.2.1. the amount of the proposed Advance is in excess of the Available Term Loan Facility; or

          7.2.2. the amount of the proposed Advance (or where Advances are requested under more than one Term Loan Facility, the aggregate of such Advances) is less than (pound)1,000,000 or is not a multiple of (pound)1,000,000 or is not to clear the final balance on the Payments Account Overdraft or for such other amount as the Agent (acting reasonably) shall permit; or

          7.2.3. the number of Advances for the time being outstanding under each of the Term Loan Facilities after the making of the proposed Advance would exceed four provided that there shall be permitted in addition to such number of Advances as many other Advances as may be required to clear the Payments Account Overdraft.

          7.2.4. the number of different dates on which Interest Periods for Advances are due to expire shall not at any time exceed 4.

     7.3. Not restated.

     7.4. Notice of Drawdown Required: A Drawdown under any of the Term Loan Facilities may not be made unless a Notice of Drawdown has been delivered to the Agent not later than noon one Business Day before the proposed Drawdown Date or such other time as the Agent shall agree. The first Notice of Drawdown under the Term Loan Facilities shall confirm that:

          (i) the Subordinated Loans have been (or will simultaneously with Drawdown be) paid to the Principal Borrower in an amount of(pound)14,205,000;

          (ii) the following proceeds of subscription for shares in the Principal Borrower have been (or will simultaneously with Drawdown be) received in cash by the Principal Borrower or in respect of certain of the Ordinary Shares to be subscribed by the Managers, the Receiving Bank has received irrevocable letters of instruction

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                                                                              37
               authorising an equivalent amount of the proceeds to be received in respect of such Managers' Target Shares to be used to subscribe for the relevant Ordinary Shares:-

               Ordinary Shares   (pound)1,240,000

               -----------

               TOTAL             (pound)1,240,000
                                 ================

8.   AVAILABILITY OF THE WORKING CAPITAL FACILITY

     The Working Capital Facility shall be made available on the terms of the Working Capital Facility Letter.

9.   INTEREST PERIODS

     9.1. Interest Periods: Except as stipulated in Clause 10.7 (Market Disruption) and subject to Clause 10.8 (Default Interest), the Interest Periods for each Advance shall where all or part of the Term Loans are the subject of the Hedging Arrangements be periods of such duration as shall equate to the interest periods (if any) applicable to the Hedging Arrangements at least as regards the amount of the Term Loans so hedged or in the absence of any Hedging Arrangements applicable to the Term Loans, periods of one, three or six months' duration as the relevant Borrower shall select or such other periods as the Agent (acting reasonably) shall permit (in each case as selected by such Borrower by giving not less than one Business Day prior notice to the Agent), except in relation to the Drawdown of the Advances on the Completion Date in respect of which notice must be given to the Agent before noon on the Completion Date PROVIDED THAT:

          9.1.1. if the relevant Borrower fails to give a notice of selection in accordance with the above, the duration of the relevant Interest Period shall be one month;

          9.1.2. if the relevant Borrower so elects, but subject always to the other provisions of this Agreement, it may divide an Advance into two or more parts and designate different Interest Periods for such parts and each part of an Advance so divided shall thereafter constitute a separate Advance;

          9.1.3. any Interest Period that would otherwise end at any time after the Final Repayment Date shall end on that date; and

          9.1.4. the relevant Borrower shall select the duration of Interest Periods so as to ensure that each Repayment Date is also the last day of an Interest Period for an Advance or Advances in an aggregate principal amount at least equal to that part of the Term Loan Facilities repayable on such Repayment Date and, to the extent that the relevant Borrower does not do so, the Agent is authorised to shorten an Interest Period for an Advance in order to comply with this provision.

10.  INTEREST

     10.1. Rate of Interest:

          10.1.1. Payments Account Overdraft: The rate of interest on the Payments Account Overdraft shall be the Margin applicable to the Tranche B Term Loan Facility (until

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

               the Tranche B Term Loan Facility has been drawndown in full in which case the Margin shall thereafter be the Margin applicable to the Tranche A Term Loan) plus Bank of Scotland's base rate applicable from time to time.

          10.1.2. Term Loans: The rate of interest on each Advance in any Interest Period shall be a rate per annum equal to the aggregate of:

                    (i)  the applicable Margin;

                    (ii) LIBOR; and

                    (iii) the MLA Rate (if any).

     10.2. Basis of Calculation: Interest shall be calculated by reference to the number of days elapsed and on the basis of a 365 day year.

     10.3. Payment: The Borrowers shall pay interest in arrears on each Advance and such interest shall be paid to the Agent for the account of the Banks on each Interest Payment Date relating to such Advance and on the Final Repayment Date for the relevant Facility (except that if an Interest Period is longer than six months then accrued interest shall be paid on the first Business Day falling six months after the first day of the Interest Period and also on the last day of such period).

     10.4. Margin Reduction: Subject to Clause 10.6 (Increase of Margin), the Margin for the Term Loans (the "Relevant Margin") after the Amendment and Restatement Effective Date shall be 1.5% unless Total Debt calculated as at any Quarter Day in respect of the preceding 12 month period is less than 200 per cent. of EBITDA. In the event that it is, then the Relevant Margin in respect of each day of the Quarterly Period commencing on such Quarter Day shall be deemed to be 1.25 per cent., if the Total Debt so calculated was less than 200 per cent. of EBITDA but greater than or equal to 150 per cent. of EBITDA, and 1 per cent, if Total Debt was calculated to be less than 150 per cent. of EBITDA, provided that: [AK and MW to discuss]

          10.4.1. the Relevant Margin shall never be reduced below 1% (one per cent);

          10.4.2. there shall be no reduction in Relevant Margin and any existing reduction shall cease to be applicable if an Event of Default or Potential Event of Default has occurred and is continuing unwaived PROVIDED THAT if the only reason for the Principal Borrower not receiving a reduction in the Margin is the subsistence of a Potential Event of Default, the Principal Borrower shall receive the benefit of such reduction in the Margin as soon as it has demonstrated to the Agent that the relevant Potential Event of Default has been remedied such that no Event of Default actually occurs and at the relevant time no other Event of Default has occurred and is continuing unwaived; and

          10.4.3.

               if the Audited Accounts indicate that the Relevant Margin reduction should not have been made at any time then an additional charge for the relevant period of the reduced Relevant Margin shall be payable by the Borrowers within 5 Business Days of the delivery of such Audited Accounts, in an amount equal to the interest payments that would have been paid at the relevant higher Relevant Margin less an amount

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                                                                              39
               equal to the interest payment actually paid for the relevant period.

     10.5. Temporary Restitution of Relevant Margin:

          The Relevant Margin shall be 1.5% (if not already such rate) if and for so long as:

          (i) the Principal Borrower fails to produce the Audited Accounts or the Management Accounts in accordance with Clause 21.1 (Financial Information); and/or

          (ii) any other Event of Default has occurred which has not been waived by the Agent or remedied.

          The date on which such increase (if any) shall take effect shall be the date on which the Principal Borrower was due to deliver the Audited Accounts or the Management Accounts in accordance with Clause
          21.1 (Financial Information) whether or not an Event of Default has been declared, or the date upon which the Agent notifies the Principal Borrower that an Event of Default has occurred which has not at the date of such notification been waived by the Agent or remedied. In either event such temporary increase in the Relevant Margin shall cease to take effect when any such breach or Event of Default is waived or remedied and the Relevant Margin shall revert to the level that would have been applicable had the failure or other Event of Default not occurred.

     10.6. Increase of Margin: If within 90 days after the Relevant Date, the Principal Borrower has failed to procure the satisfaction by Target and the Initial Charging Companies (other than the Principal Borrower) of the requirements of s.151-158 Companies Act 1985 in relation to the Third Debenture required to be given by Target and the Initial Charging Companies (other than the Principal Borrower) or has otherwise failed to provide in favour of the Security Trustee the Third Debenture duly executed by each of Target and the Charging Group and which is fully perfected and enforceable (subject to the Reservations) the Margin shall, notwithstanding any other provisions of this Agreement, be increased to 3% (three per cent) for the Tranche A Term Loan Facility and the Tranche B Term Loan Facility for so long as such failure continues.

     10.7. Market Disruption: If by reason of circumstances affecting the London Interbank Market generally, adequate and fair means do not exist for ascertaining LIBOR, a substitute rate shall be adopted by each Bank which fairly expresses the cost to such Bank of funding an Advance from whatever sources it may reasonably select after consultation with the Principal Borrower.

     10.8. Default Interest:

          10.8.1. If any Borrower fails to pay any sum due under this Agreement on its due date for payment the relevant Borrower shall on demand by the Agent pay interest on that sum from the due date to the date of actual payment (as well after as before judgement) at a rate per annum determined by the Agent to be the aggregate of:

               10.8.1.1. LIBOR determined on a basis the Agent may reasonably select;

               10.8.1.2. the highest Margin applicable to the Facilities on the date of such demand;

               10.8.1.3. the MLA Rate (if any); and

               10.8.1.4. 2% (two per cent).

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                                                                              40

          10.8.2. If by reason of a Financial Event of Default the Agent becomes entitled to exercise its rights under Clause 23.2 (Rights on a Default) then, whether or not the Agent exercises any such rights the rate of interest on each Advance shall thenceforth (until remedied to the satisfaction of the Agent or waived) be a rate per annum equal to the aggregate of the following (in lieu of the rate prescribed by Clause 10.1.2):-

               10.8.2.1. the applicable Margin;

               10.8.2.2. LIBOR;

               10.8.2.3. the MLA Rate (if any); and

               10.8.2.4. 2% (two percent)

11.  BREAK COSTS

     11.1. Amount Payable: If any Bank or the Agent on its behalf receives or recovers (including without limitation after an Event of Default), all or part of that Bank's share of an Advance otherwise than on the last day of the applicable Interest Period and otherwise than as a result of the operation of Clause 18 (Change in Law or Regulations), the Borrowers shall pay to the Agent on demand for the account of that Bank such additional amount, certified by that Bank, (together with a brief calculation thereof) as is necessary to compensate it for losses (other than loss of Margin) (if any) and reasonable expenses sustained or incurred in liquidating or re-deploying funds acquired or committed to make, fund or maintain its Participation in such Advance for such Interest Period.

     11.2. Funding Indemnity: The Borrowers jointly and severally undertake to indemnify each Senior Lender against any loss it may suffer as a result of its funding an Advance or other utilisation of the Facilities requested by any Borrower but not made by reason of the operation of the provisions of this Agreement (and, for the avoidance of doubt, not because of any act or omission of any Senior Lender or the Agent).

12.  REPAYMENT

     12.1. Repayment of the Tranche A Term Loan:

          12.1.1. The Principal Borrower shall make the following repayments of the Tranche A Term Loan on the dates referred to below:-

Repayment Date                         Amount of Repayment
(last Business Day of the following
months)

06.2000                                (pound)   500,000

09.2000                                (pound)   500,000

12.2000                                (pound)   500,000

03.2001                                (pound)   500,000

06.2001                                (pound)   500,000

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                                                                              41

09.2001                                (pound)   500,000

12.2001                                (pound)         0

03.2002                                (pound)         0

06.2002                                (pound)         0

09.2002                                (pound)         0

12.2002                                (pound)         0

03.2003                                (pound)   750,000

06.2003                                (pound)   750,000

09.2003                                (pound)   750,000

12.2003                                (pound)   750,000

03.2004                                (pound)   750,000

06.2004                                (pound)   750,000

09.2004                                (pound)   750,000

12.2004                                (pound)   750,000

03.2005                                (pound)   750,000

06.2005                                (pound)   750,000

09.2005                                (pound)   750,000

12.2005                                (pound)   750,000

03.2006                                (pound)   750,000

06.2006                                (pound)   750,000

09.2006                                (pound)   750,000

12.2006                                (pound)   750,000

03.2007                                (pound)   750,000

06.2007                                (pound)   750,000

09.2007                                (pound)   750,000
                                       -----------------
                                       (pound)17,250,000

          12.1.2. The Principal Borrower shall not be entitled to reborrow any amount repaid in accordance with this Clause 12.1.

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

     12.2. Repayment of the Tranche B Term Loan

          12.2.1. The Borrowers shall make the following repayment of the Tranche B Term Loan on the date referred to below:

                  Repayment Date                        Amount of Repayment

                  The last Business Day in December     (pound)750,000
                  2007

          12.2.2. The Principal Borrower shall not be entitled to reborrow any amount repaid in accordance with Clause 12.2.

     12.3. Repayment of the Tranche C Term Loan

          Not Restated.

     12.4. Mandatory Repayment: Notwithstanding any other provision of this Agreement, if there is:-

          12.4.1.1.1.1. a Change of Control; or

          12.4.1.1.1.2. a Flotation; or

          12.4.1.1.1.3. a Strategic Sale;

          then the Agent shall (but subject always to the provisions of clauses 5.1(v) and 23.3), at the request of the Majority Banks, by notice in writing to the Principal Borrower, demand the repayment of all amounts for the time being outstanding in respect of the Facilities

          If such demand is made the Facilities shall be cancelled and All Outstanding Amounts shall become immediately due and payable by the relevant Borrowers together with all interest, fees and other amounts payable hereunder in respect thereof.

          For the purposes of this Clause 12.4, a Change of Control shall be deemed to have occurred if the Principal Borrower becomes a direct subsidiary of any company (other than in consequence of a reorganisation or amalgamation which is not materially prejudicial to the interests of the Banks) which does not, if so requested by the Agent in writing, become a guarantor of the obligations of the Principal Borrower and its Subsidiaries as if Clause 21.13.9 had been applicable.

13.  PREPAYMENT

     13.1. Voluntary Prepayment: The Principal Borrower may at any time (but subject always to Clause 11 (Break Costs)) elect to prepay any Term Loan by giving the Agent an appropriate Prepayment Notice PROVIDED THAT the Principal Borrower shall not make any prepayment of the Tranche B Term Loan until all other Facilities have been repaid (if drawn) or cancelled (if undrawn). If the prepayment is of part only of the Term Loans it must be in an amount of not less than (pound)250,000 and be a multiple of (pound)250,000. The relevant Borrower shall be obliged to make such prepayment on the date specified in the relevant Prepayment Notice.

     13.2. Accrued Interest on Prepayments: All prepayments under this Agreement shall be made together with accrued interest thereon and all other amounts due and payable hereunder in relation thereto.

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

     13.3. Proceeds of Disposals: The proceeds of Permitted Disposals by any Group Company may be retained by that Company except where the Agent's consent (or that of the relevant Senior Lenders) to any such disposal otherwise requires. Where any such proceeds are to be applied to reduce the Facilities the net proceeds (after taking into account any Taxes or reasonable expenses relating to such Disposal) shall (to the extent in each case such reduction shall not be in breach of any applicable law prohibiting financial assistance PROVIDED THAT the Principal Borrower shall be under an obligation to use its best endeavours to procure the compliance by the relevant Group Company with such applicable laws or regulations relating thereto which would permit such financial assistance to be given) be applied (unless the Agent acting on the instructions of the Majority Banks otherwise agrees) to reduce the Facilities in the following order:-

          13.3.1.1.1.1. the Tranche A Term Loan;

          13.3.1.1.1.2. the Tranche B Term Loan; and

          13.3.1.1.1.3. the Working Capital Facility;

          in each case against such Advances as the Borrowers may select and advise the Agent, subject always to the order specified above. Any amount repaid pursuant to this Clause 13.3 will reduce the relevant Facility by the amount repaid. For the avoidance of doubt, no prepayment fee shall be payable in respect of a prepayment made under this Clause 13.3. With the consent of the Agent, such consent not to be unreasonably withheld or delayed, such proceeds may, instead of being applied immediately to reduce the Facilities, be so applied on the next Interest Payment Date or Dates. When the Term Loans have been repaid in full any surplus arising from Disposals shall be held in a Cash Collateral Account to secure the Working Capital Facility until the Working Capital Facility is demanded or cancelled and thereafter shall be freely available to the depositing Borrower.

     13.4. When any prepayment of the Term Loans is made the amount so prepaid shall if it is compulsory be applied to reduce the remaining scheduled repayments the Term Loans.

     13.5. Not restated.

14.  PREPAYMENT AND/OR CANCELLATION OF THE FACILITIES

     14.1. Not restated.

     14.2. Effect of Cancellation: Any cancellation of the Facility in part shall reduce the Commitment of each Bank in relation to the Facility pro rata to its then existing Commitment in respect of that Facility. No amounts cancelled shall be reinstated or be available for re-drawing. The Principal Borrower may not cancel the whole or any part of the Facilities except in accordance with this Clause 14.

     14.3. Not Restated.

15.  PAYMENTS

     15.1. Payments to be made without Deduction: Subject to Clause 16.1 (Grossing Up of Payments) all payments to be made by the Borrowers in respect of the Facilities (whether of principal, interest, fees or otherwise) shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim or (except to the extent compelled by law) any deduction on account of any Applicable Taxes.

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                                                                              44

     15.2. Payments by the Borrowers: Each payment due to the Senior Lenders and/or the Agent from the Borrowers or any of them under this Agreement (whether of principal interest fees or otherwise) shall be made in Sterling to the Agent (for the account of the Senior Lenders or the Agent as the case may be) in immediately available freely transferable cleared funds not later than 11.00 a.m. on the due date to such account at such branch in the United Kingdom as the Agent shall have notified to the Principal Borrower.

     15.3. Payments by the Agent: Where any sum is to be paid under this Agreement to the Agent for the account of the Senior Lenders, the Agent shall not be obliged to pay the same to the Senior Lenders until it is satisfied that it has actually received such sum. It may, however, assume that it has received such sum and, if it does make such a payment when in fact it had not actually received the relevant sum, the Senior Lender to which such payment has been made shall forthwith on demand refund the amount of such payment to the Agent together with interest thereon at the rate determined by the Agent as being the cost to the Agent of funding such amount for the period until receipt by the Agent thereof.

     15.4. Distribution of Payments: Unless otherwise provided in this Agreement, all payments made to the Agent by the Borrowers (or any of them) for the account of the Banks shall be promptly distributed by the Agent among the Banks in the same proportions as their respective Participations in the relevant Advance and in like funds as they are received by the Agent.

     15.5. Partial Payments: In the case of a partial payment by the Borrowers in respect of any sums due to the Banks hereunder, the Agent may appropriate such payment towards such of the obligations of the Borrowers under this Agreement as the Agent may decide or the Banks shall direct but in either case always pro-rata to the respective Participations of the Banks. The Borrowers waive any right to make an appropriation in respect of a partial payment. Any appropriation by the Agent or the Banks shall apply to the exclusion of any actual or purported appropriation by any Borrower.

     15.6. Business Days: If any date for payment of any sum due is not a Business Day then such payment shall be made on the next following Business Day or, if that Business Day would fall in the following month, such payment shall be made on the preceding Business Day.

     15.7. Advances under the Term Loan Facilities: All amounts to be advanced to the Principal Borrower under the Term Loan Facilities, other than amounts in relation to:

          (i) Offer Costs, which shall be made to the account of the Principal Borrower notified to the Agent in writing within 10 days from the date of this Agreement;

          (ii) amounts due to shareholders of Target pursuant to the provisions of Sections 428-430F of the Companies Act 1985, which shall be paid to Target to be held in accordance with Section 430 of the Companies Act 1985;

          (iii) payments to reduce the Payments Account Overdraft;

          (iv) share scheme payments contemplated by Clause 3.2(iv); or

          (v)  payments to repay Existing Borrowings being Refinanced;

          shall, save as the Principal Borrower and the Agent may otherwise agree, be transferred to the Receiving Bank Account against receipt of forms of acceptance and share certificates or documents of title or an acceptable indemnity in lieu thereof relating to the Target Shares in respect of which payment is to be made pursuant to the Offer.

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

     15.8. Cash Collateral Accounts:

          15.8.1. Whenever any Borrower is required under the terms of this Agreement to provide an amount by way of cash cover or cash collateral or elects so to do it shall do so by paying such amount as the Agent may direct for the credit of a Cash Collateral Account;

          15.8.2. Amounts standing to the credit of a Cash Collateral Account shall bear interest at 0.25% below Base Rate. Such interest shall:-

               15.8.2.1.1.1. be added to the balance on the Cash Collateral
                    Account unless the Agent holding such deposit otherwise allows;

               15.8.2.1.1.2. if an Event of Default or a Potential Event of
                    Default shall have occurred and is continuing, at the discretion of the Agent, either accrue to the Cash Collateral Account or be applied by the Agent in discharge of interest or other amounts then due hereunder;

          15.8.3. The Agent may direct the Borrowers or any of them to subdivide the Cash Collateral Account, whether by opening associated accounts which shall also be Cash Collateral Accounts, for the purpose of segregating amounts of cash cover;

          15.8.4. Whenever a Cash Collateral Account is established or further monies placed in a Cash Collateral Account, each Borrower shall, if so required by the Agent, forthwith either:-

               (i) enter into a Cash Collateral Charge in respect of such Cash Collateral Account; and/or

               (ii) enter into a letter of agreement in relation to such Cash
                    Collateral Account conferring set-off and similar rights in favour of the Agent on behalf of the Senior Lenders. Without prejudice to the provisions of this Clause 15.8 if a Cash Collateral Account is established with the Agent then:-

                    (a) following the occurrence of an Event of Default the Agent shall be entitled to set-off the credit balance on any Cash Collateral Account against the relevant Group Company's obligations to the Senior Lenders under the Banking Documents;

                    (b) the amounts standing to the credit of the Cash Collateral Account shall not be repayable to the relevant Group Company (save as otherwise provided herein or in any of the other Banking Documents) unless and until all outstanding payments and liabilities under this Agreement have been repaid and discharged in full; and

                    (c) the relevant Group Company shall not be entitled to assign, charge or otherwise deal with the Cash Collateral Account or any credit balances thereon except to the extent necessary to comply with this Clause 15.8.4

16.  TAXES

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                                                                              46

     16.1. Grossing Up of Payments: If any Borrower is compelled by law to withhold or deduct any applicable Taxes from any sum payable hereunder otherwise than as a result of a Bank not being or ceasing to be a Qualifying Lender:

          16.1.1. the sum so payable by the relevant Borrower shall be increased ("the Increased Amount") so as to result in the receipt by the Agent and/or each Senior Lender (as the case may be) to whom such sum is due of a net amount equal to the full amount expressed to be payable hereunder;

          16.1.2. the relevant Borrower shall deliver to the Agent as soon as reasonably practicable, evidence reasonably satisfactory to the Agent evidencing the payment by the relevant Borrower to the appropriate authority of all amounts so required to be withheld or deducted; and

          16.1.3. if as a result of any additional payment by any Borrower under Clause 16.1.1 the Agent and/or any Senior Lender obtains any tax credit (not otherwise taken into account in determining the amount necessary to compensate the Agent or Senior Lender pursuant to Clause 16.1.1) then the Agent or that Senior Lender (as the case may be) shall pay to the Borrower an amount equal to such tax credit;

               provided that Increased Amounts shall only be payable by any Borrower to any person under this Clause if and so long as such person is and continues to be a Qualifying Lender.

     16.2. Exemptions from Gross Up: No Increased Amount will be payable to a Bank under Clause 16.1 in respect of Applicable Taxes to the extent that (i) such Bank fails to take all reasonable steps to comply with any certification, identification, information, documentation or other reporting requirement if such compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from or reduction in the rate of deduction or withholding of any taxes for which the relevant Borrower is required to pay Increased Amounts pursuant to Clause 16.1 as soon as practicable after the relevant Borrower shall have notified the relevant Bank in writing that it would be required to comply with such requirement or (ii) such Applicable Tax constitutes fines or penalties imposed solely as a result of a Bank's act or omission.

17.  INCREASED COST

     17.1. Compensation for Increased Cost: If as a result of:-

          (i) the enactment of or change in any applicable law, regulation, or directive or in the interpretation thereof, in each case, after the date hereof; or

          (ii) compliance by any Senior Lender with any request (whether or not having the force of law but if not having the force of law, being a regulation, treaty, official directive, official request or rule with which it is the practice of banks to comply) of any central fiscal monetary or regulatory authority issued after the date hereof; or

          (iii) the imposition or modification after the date hereof of any capital adequacy requirements applicable to any Senior Lender and affecting banks generally; or

          (iv) any Senior Lender becoming subject to any Tax in respect of its participation in the Facilities or any change in the basis of Taxation of any payment made or to be made to any Senior Lender under the Banking Documents, in each case, occurring after the

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                                                                              47
               date hereof (except in each case for Tax on the overall net income or profits of that Senior Lender) any of the following consequences follow:-

               (a) a Senior Lender incurs an increased cost as a result of its having entered into any of the Banking Documents or performing its obligations thereunder or as a result of assuming or maintaining its Commitment or Participation in the Facilities; or

               (b) any sum received or receivable by a Senior Lender under any of the Banking Documents or the effective return to it thereunder is reduced (except on account of Tax on its overall net income or profit);

               (c) a Senior Lender having by law to make any payment (except on account of Tax on its overall net income) or forego any interest or return calculated by reference to any amount received or receivable by it under the Banking Documents;

               the Borrowers shall indemnify each Senior Lender against such increased cost, reduction, payment or foregone interest or other return (except to the extent the Borrowers have compensated the Senior Lender by virtue of any other provisions of this Agreement or would have compensated the Senior Lender but for the operation of the proviso to Clause 16.1) and, accordingly, the Borrowers shall, from time to time on demand (whenever made) pay to the Agent for the account of the relevant Senior Lender the amount certified by such Senior Lender to be necessary to indemnify it on such a basis in a certificate setting out the calculation of the amount in reasonable detail but so that the Borrowers will not be liable to pay any sum under this Clause to a Senior Lender which is not or ceases to be a Qualifying Lender in excess of the amount they would have paid hereunder if the Senior Lender had at all times been a Qualifying Lender.

     17.2. Limitations on Increased Costs Claims: No Borrower shall be obliged to compensate any Bank under Clause 17.1 (Compensation for Increased
          Cost) in respect of any increased cost which is:

          (i)  compensated for by payment of the MLA Rate;

          (ii) attributable to any change in the rate of tax on the overall net income of any Bank;

          (iii) attributable to any Bank incurring after the date of this Agreement, a commitment to lend (or lending pursuant to any such commitment) in breach of any requirement in force at that time of any central bank or other fiscal, monetary or other authority having jurisdiction over the Bank;

          (iv) incurred by the Bank where that Bank fails to notify the relevant Borrower of the increased costs within six months of it becoming aware of the same; or

          (v) (for the avoidance of doubt) arising as a result of the implementation of the paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988 and prepared by the Basle Committee on Banking Regulations and Supervision, as amended in November 1991, in the manner in which it is required or proposed to be and/or is being implemented at the date hereof.

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                                                                              48

18.  CHANGE IN LAW OR REGULATIONS

     Illegality: If, as the result of the introduction of, or any change in, any applicable law, regulation directive or regulatory requirement or any change in the interpretation or application thereof, in each case after the date hereof it becomes unlawful for a Senior Lender to maintain or give effect to its obligations as contemplated by any of the Banking Documents, then the Senior Lender shall as soon as reasonably practicable thereafter, inform the Agent and the Principal Borrower to that effect whereupon its obligation to permit the Facilities to remain outstanding shall forthwith terminate and the Borrowers shall prepay, on the latest available date permitted by the relevant law, regulation or directive or requirement to the Senior Lender all sums as shall be outstanding to that Senior Lender together with accrued interest thereon.

19.  MITIGATION

     19.1. Mitigation: If any of the Borrowers becomes obliged to pay any additional amounts (or in the case of Clause 18 (Change in Law or Regulations) to prepay) to the Agent or any Senior Lender pursuant to Clauses 10.7 (Market Disruption), 16 (Taxes), 17 (Increased Cost) or 18 (Change in Law or Regulations), each Senior Lender to whom such additional amounts or prepayment (as the case may be) are payable shall, without prejudice to the provisions of those Clauses take such steps after consultation with the relevant Borrower in relation to the Borrowers and/or the provision of the Facilities as may be reasonable to avoid or mitigate the payment of such additional amounts or prepayment (as the case may be).

     19.2. Right to Prepay: If any of the Borrowers becomes obliged pursuant to Clause 10.7 (Market Disruption), Clause 16 (Taxes), Clause 17 (Increased Cost) or Clause 18 (Change in Law or Regulations) to make any additional payments(or in the case of Clause 18 (Change in Law or Regulations) to prepay), then, for so long as the circumstances giving rise to such payment continue, the Borrowers may prepay in accordance with Clause 13.1 (Voluntary Prepayment) the whole but not part of the Participation in the Facilities of any Senior Lender to whom such additional payments are payable or illegality relates, together with all accrued interest and all other sums payable hereunder for the account of such Senior Lender.

20.  FINANCIAL RATIOS

     20.1. Financial Covenants: The Principal Borrower shall procure that:-

          20.1.1. During the term of the Facilities and so long as any part of the Term Loans remain outstanding:

                  The Adjusted Net Worth: the Adjusted Net Worth, to be measured by reference to the relevant Audited Accounts and Management Accounts (as appropriate) at the end of each Quarterly Period, will be greater than the amount set out opposite such period:

Period                                                                (pound)

At all times after the Amendment and Restatement            (pound)25,000,000
Effective Date

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                                                                              49

          20.1.2. During the term of the Facilities and so long as the Term Loans remain outstanding:-

               20.1.2.1. Assumed Senior Interest Cover: the EBIT to Assumed
                    Senior Interest at the end of each period referred to below shall equal or exceed the ratio set out opposite such period such ratio to be measured by reference to the Management Accounts and calculated on a rolling 12 month basis by reference to the twelve months ending on the last day of the relevant period except that the first occasion on which this covenant shall be tested shall be 31 March 2000 by reference to the Management Accounts in respect of the period from the Full Drawdown Date to 31 March 2000;

Period                                                     Ratio

the Full Drawdown Date to 31 March 2000                      2.5:1

1 July 1999 to 30 June 2000                                 2. 5:1

1 October 1999 to 30 September 2000                         2.75:1

1 January 2000 to 31 December 2000                           2.9:1

1 April 2000 to 31 March 2001                                  3:1

1 July 2000 to 30 June 2001                                  3.3:1

1 October 2000 to 30 September 2001                         3.75:1

1 January 2001 to 31 December 2001                             4:1

1  April   2001  to  31   March   2002   and                   4:1
thereafter,    each    period    of   twelve
consecutive   Monthly   Accounting   Periods
ending  on  30  June,   30   September,   31
December or 31 March

               20.1.2.2. Total Debt to EBITDA: the ratio of Total Debt to EBITDA at the end of each period referred to below shall be less than the ratio set out opposite such period such ratio to be measured by reference to the relevant Management Accounts and where applicable, the Audited Accounts and calculated on a rolling 12 month basis by reference to the twelve months ending on the last day of the relevant period;

Period                               Ratio

Each period of twelve
consecutive                          3:1
Monthly Accounting Periodsending
on 30 September, 31 December, 31

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                                                                              50

Period                               Ratio

March or 30 June

     20.2. Verification:

          20.2.1. The Principal Borrower shall, unless the Agent agrees to the contrary, each year instruct the Auditors, at the same time that the Principal Borrower delivers the Audited Accounts to the Senior Lenders, to deliver to the Agent a certificate addressed to the Agent (for itself and as agent for the Senior Lenders) certifying whether or not the financial covenants in Clause 20.1 (Financial Covenants) have been complied with at the end of the Accounting Period covered by the Audited Accounts and such certificate shall have annexed to it brief particulars of the supporting numbers and ratios and may contain such qualifications and assumptions as the Auditors shall reasonably consider appropriate.

          20.2.2. The Agent may (and only if it has reasonable grounds believing that the covenants contained in Clause 20.1 have not been complied with.) require the Auditors to verify compliance with the same or the Agent may (and only if after consultation with the Investors it has reasonable grounds for forming that belief) require the Auditors or, as the Agent shall determine, an independent firm of accountants acceptable to the Agent to carry out an appropriate investigation into the financial affairs of the Group and give a certificate in a form and content satisfactory to the Agent certifying such matters as the Agent may reasonably request for the relevant period. The costs of compliance with such requirements shall be borne by the Principal Borrower only once in any Accounting Period so that any additional third party costs shall be borne by the Banks.

          20.2.3. At the same time that the Principal Borrower delivers the Management Accounts to the Agent for those periods by reference to which the financial covenants are to be tested, the Principal Borrower shall deliver to the Agent a certificate (addressed to the Agent, for itself and as agent for the Senior Lenders) certifying whether or not the financial covenants in Clause 20.1 (Financial Covenants) have been complied with at the end of the relevant testing period and such certificate shall have annexed to it brief particulars of the supporting numbers and ratios.

21.  COVENANTS

     During the term of the Facilities and for so long as the Term Loans or any other monies under this Agreement remain outstanding:

     21.1. Financial Information: The Principal Borrower shall unless the Agent (acting on the instructions of all the Banks) otherwise agrees in writing:-

     21.1.1. deliver to the Agent for distribution to the Senior Lenders copies in sufficient numbers for all of them of:-

          (i)  Audited Accounts of the Principal Borrower: the audited
               -------------------------------------------
               consolidated profit and loss account, balance sheet and cashflow statements of the Principal Borrower for each Accounting Period ending after the date hereof as soon as the same are available but in any event not later than 120 days, from the end of the Accounting Period to which the accounts relate;

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                                                                              51

          (ii) Audited Accounts of Group Companies: the audited profit and loss
               ------------------------------------
               accounts, balance sheets and cashflow statements of any Group Company for each Accounting Period ending after the date hereof as soon as the same are available but in any event not later than 120 days, from the end of the Accounting Period to which they relate;

          (iii) Management Accounts:
                --------------------

               (aa) Management Accounts for the Group on a consolidated basis within 30 days after the end of each Monthly Accounting Period, except that the first such consolidated Management Accounts shall be produced in respect of the Monthly Accounting Period commencing immediately after the Relevant Date PROVIDED THAT in relation to the Monthly Accounting Period in which the Relevant Date occurs, the Principal Borrower shall also deliver to the Agent Management Accounts for each prior Monthly Accounting Period in the then current Accounting Period incorporating a comparison of actual EBITDA against budgeted EBITDA for that period;

               (bb) Management Accounts for each Group Company within 45 days after the end of each Six Monthly Period, except that the first such Management Accounts shall be produced in respect of the period commencing at the start of the then current Accounting Period;

               such Management Accounts to be approved (without personal liability on their part) by two directors for and on behalf of the Principal Borrower as being a fair and reasonable view of the financial condition and trading performance of the Group within the normal constraints of management information;

          (iv) Commercial Briefing: at the same time as the delivery of the
               --------------------
               Management Accounts, a written report by the managing director (or in his absence the finance director) of the Principal Borrower commenting on the performance of each operating Group Company (including the numbers relating to the key performance indicators) the main operational and financial issues arising in or applicable to the period and explaining any material variances against the Budget for the Accounting Period to date detailing any off-balance sheet financing arrangements together with such other reports information and statistics as the Agent may from time to time reasonably require;

          (v)  Other Information: any other information material to the business
               ------------------
               or financial condition of any Group Company which the Agent or the Majority Banks may, after consultation with the Investors, reasonably request from time to time.

     21.2. Preparation of Financial Information: The Principal Borrower shall (unless the Agent otherwise consents in writing):-

          21.2.1. Consistent Basis of Preparation: ensure that subject to Clause
               21.3 (Variations in Accounting Treatment), all accounts and other financial information submitted to the Agent are prepared using accounting bases, policies, practices and procedures

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                                                                              52

               ("accounting principles") consistent (so far as applicable) in all material respects and in accordance with generally accepted United Kingdom accounting principles or, to the extent they are not, that the differences are highlighted and explained;

          21.2.2. Restriction on Changing Accounting Reference Date: ensure that no Group Company shall alter its Accounting Period without first notifying the Agent (in which event the Agent and the Principal Borrower shall seek to agree, and thereafter implement, such changes to the financial covenants contained in this Agreement as may be necessary to reflect such change but in the absence of such agreement as the Auditors after consultation with the Agent shall consider appropriate and notify to the Agent and the Principal Borrower) and the Principal Borrower shall procure that the accounting reference dates of each Group Company shall be the same.

     21.3. Variations in Accounting Treatment: If:

          (i) any accounts (so far as is applicable) delivered to the Agent hereunder have not been prepared in accordance with generally accepted United Kingdom accounting principles in force as at the date hereof ("Present UK GAAP"); or

          (ii) any accounts delivered to the Agent hereunder have not been prepared in accordance with the accounting principles which were applied in the immediately preceding equivalent accounts, (including without limitation any change in depreciation policy);

               the Principal Borrower shall promptly so advise the Agent and provide reasonable details of the differences and the reasons therefor and, for the purpose of the covenants contained in Clause 20 (Financial Ratios) the Agent and the Principal Borrower shall seek to agree such changes (if any) to such financial covenants as will reflect fairly and reasonably the changes which have been made but in the absence of such agreement:-

               (a) the Principal Borrower may provide the Agent as soon as reasonably practicable with revised accounts prepared by the Principal Borrower showing what the position would have been had the accounts in question been prepared in accordance with Present UK GAAP. The Agent may consult with the Auditors (subject to the agreement of satisfactory terms of engagement between the Auditors the Principal Borrower and the Agent) in respect of such changes in accounting principles and require the Auditors to confirm that the revised accounts properly reflect the adjustments that need to be made to restate the accounts on a basis consistent with the immediately preceding accounts; and/or

               (b) either the Agent or the Principal Borrower may instruct the Auditors (subject to the agreement of satisfactory terms of engagement between the Auditors the Principal Borrower and the Agent) to make such changes to the financial covenants as they consider appropriate to reflect fairly and reasonably the changes which have been made.

     21.4. Annual Budget: The Principal Borrower shall not later than four weeks before the beginning of (a) the Accounting Period commencing on 1 April 2000 and (b) each Accounting Period thereafter submit to the Agent itemised company and consolidated capital and revenue budgets and cashflow and balance sheet forecasts for the Group in a format acceptable to the Agent acting reasonably and shall discuss with the Agent the calculations and workings relating to such budgets provided that, in respect of the Accounting Period beginning on 1 January 2002,

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                                                                              53
          such budgets and forecasts need not be delivered by the Principal Borrower to the Agent until 31 January 2002. The Principal Borrower shall make a presentation to the Banks in relation to such Annual Budget at such time as the Agent may reasonably require. For the period to 31 March 2000 , the Annual Budget shall be the Financial Model to the extent that it relates to such period.

     21.5. Capex Budget

          21.5.1. The Principal Borrower shall each year submit to the Agent for approval (not to be unreasonably withheld or delayed) at the same time as the Principal Borrower submits the Annual Budget, a Capex Budget in a format and content acceptable to the Agent, acting reasonably, showing, inter alia:-

               (i) the maximum aggregate amount of capital expenditure to be incurred by each Group Company during the relevant Accounting Period and the class or classes of assets to be acquired;

               (ii) the amount and nature of any capital expenditure approved in the immediately preceding Capex Budget which has not been incurred in the Accounting Period to which that Capex Budget relates but which a Group Company is committed to incur in the next Accounting Period; and

          21.5.2. The overall amount of the Capex Budget once approved by the Agent shall not be amended by the Principal Borrower without the prior written consent of the Agent, such consent not to be unreasonably withheld or delayed.

     21.6. Capital Expenditure: The Principal Borrower shall procure that the aggregate capital expenditure of the Group shall not, without the prior written consent of the Agent, (such consent not to be unreasonably withheld or delayed) exceed by more than 10% the projected aggregate capital expenditure for all Group Companies for that Accounting Period contained in the Capex Budget.

     21.7. Other Asset Acquisitions: The Principal Borrower shall procure that no Group Company shall without the consent of the Agent acting on the instructions of the Majority Banks (such consent not to be unreasonably withheld or delayed) incur or agree to incur any expenditure in excess of (pound)50,000 in any Accounting Period on the acquisition of assets or businesses other than:-

          (i)  expenditure incurred in the normal course of trading;

          (ii) expenditure permitted pursuant to Clause 21.6 (Capital Expenditure)or Clause 21.11.3 (Joint Enterprises and other Investments);

          (iii) expenditure incurred in connection with the acquisition of the Target;

          (iv) expenditure in connection with any permitted short term investments referred to in sub-clause (xi) of the definition of Permitted Disposals.

     21.8. Disposals: The Principal Borrower shall not (and shall procure that no other Group Company shall) without the prior written consent of the Agent acting on the instructions of the Majority Banks make or agree to make a Disposal other than a Permitted Disposal.

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                                                                              54

          No Charging Company shall be entitled to dispose of any assets which are subject to a fixed charge or other fixed security without giving prior notice to and receiving consent from the Agent acting on the instructions of the Majority Banks, but the Agent shall be obliged to promptly give such consent and execute any relevant release (of security or otherwise) in relation to Permitted Disposals (without any requirement that such proceeds of such Disposal be applied to reduce the Facilities save in relation to a Permitted Disposal arising under paragraph (vii) of the definition of Permitted Disposals) without reference to the Senior Lenders unless it is actually aware of the occurrence of an Event of Default or a Potential Event of Default which, in either case, has not been waived by the Agent or remedied;

     21.9. Not Restated

     21.10. Reduction of Capital: The Principal Borrower shall not (without the prior written consent of the Agent acting on the instructions of the Majority Banks):

          (i) make any distribution of capital (whether in cash or in specie) to its members; or

          (ii) redeem or purchase any of its shares other than in connection with syndication to a Syndicate (as defined in the Investment Agreement and Articles); or

          (iii) otherwise reduce its capital with the exception of the application of transaction costs and/or goodwill to share premium account.

               unless and until there has occurred or will contemporaneously occur the permanent repayment of All Outstanding Amounts and the cancellation of the Facilities;

     21.11. Other Restrictions subject to Majority Banks' Consent: The Principal Borrower shall not (and shall procure that no other Group Company shall) without the prior written consent of the Agent (acting on the instructions of the Majority Banks save for Clause 21.11.7 (Variation or Extension of the Offer) which shall require the instructions of all of the Banks):

          21.11.1. Borrowings: incur Borrowings other than Permitted Borrowings.
                   ----------
               The Principal Borrower shall procure that as soon as reasonably practical and in any event within 42 days after the Relevant Date all Borrowings falling under sub-clause (viii) of the definition of "Permitted Borrowings" but not covered by any other sub-clause of Permitted Borrowings shall be repaid or discharged ("the Existing Borrowings being Refinanced"). Where the Existing Borrowing being Refinanced include any guarantees or other contingent liabilities and the Banks or Working Capital Bank agree to provide replacement guarantees or counter indemnities (or other similar instruments entailing the Banks or Working Capital Bank incurring contingent liabilities) ("Replacement Instruments") the relevant Borrowers whose obligations are being guaranteed or counter indemnified shall, as a precondition to such Replacement Instruments being issued, drawdown from the Term Loan Facilities or the Working Capital Facility as appropriate, a sum equal to the maximum potential liability under the Replacement Instruments and place it with the Agent in a separate nominated deposit account. That account shall be treated as if it were a Cash Collateral Account. The fee for each Replacement Instrument shall be equal to the Margin for the Facility from which the cash-backing is drawn;

          21.11.2. Security Interests: create or permit to subsist any Security
                   ------------------
               Interest(other than Permitted Security Interests) over any of its assets from time to time;

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                                                                              55

          21.11.3. Joint Enterprises, Other Investments and Change of Business:
                   -----------------------------------------------------------
               merge or consolidate with any other entity or enter into or voluntarily terminate any Joint Venture and not make any Investment of any type (including by paying purchase consideration of any type or assuming any liability) in any corporate entity, Joint Venture, partnership or other entity other than Permitted Investments, or materially change the nature of its business;

          21.11.4. Loans and Guarantees: make any loans or grant any credit or
                   --------------------
               give or permit to subsist any guarantee of any of the indebtedness of any person or make any repayments in relation to any existing loans, indebtedness or guarantees other than:-

               (i)  normal trade credit;

               (ii) loans and the granting of credit to Charging Companies
                    (including for the avoidance of doubt the repayment of such loans or indebtedness);

               (iii) guarantees given to a third party by one Charging Company in respect of the performance obligations of another Group Company or Group Companies;

               (iv) loans and the granting of credit or the giving of guarantees which have been approved in writing by the Majority Banks;

               (v) loans and guarantees to or for the benefit of employees of UK Companies not exceeding in aggregate at any time(pound)50,000;

               (vi) loans and guarantees made or given by the Target Group prior to the Relevant Date, provided that:

                    (a) the Principal Borrower shall use its reasonable endeavours to procure the prompt repayment or release of such loans or guarantees;

                    (b) the terms and conditions are not amended to the material prejudice of the Target Group, and the principal amount of such loans and guarantees is not voluntarily increased after the Relevant Date;

               (vii) any other loans and/or guarantees to UK Companies not exceeding in aggregate(pound)100,000 in any Accounting
                    Period;

               (viii) repayment of Existing Borrowings being Refinanced;

               (ix) repayment of the loan notes described in paragraphs (ix) and
                    (x) of the definition of "Permitted Borrowings"

          21.11.5. Factoring and Invoice Discounting: enter into any factoring
                   ---------------------------------
               or invoice discounting arrangements or any other arrangements to sell or dispose of, or whereby any person shall otherwise acquire or gain the right to acquire, any right, title or interest in any of the trade debts of the Group;

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          21.11.6. Shares and Interests in Shares:
                   -------------------------------

                    (i)

                              (a) issue in the case of any Group Company other than the Principal Borrower any shares after the Relevant Date other than shares to a Charging Company; or

                              (b) in the case of the Principal Borrower issue any shares other than the ordinary shares having the same rights as the Ordinary Shares under the Articles or shares which carry the same rights to receive payment of any dividends, distributions or redemption premiums as those shares in issue on the Relevant Date or issued pursuant to the Investment Agreement.

                    (ii) incorporate any company as a subsidiary other than a
                         new company which is a wholly owned subsidiary and becomes a Charging Company upon becoming a Subsidiary other than any Dormant Company; or

                    (iii) acquire after the Relevant Date or dispose of any
                         interest in any shares or securities of any company other than (a) the disposal of shares in a company whose only asset is an asset which may be disposed of as a Permitted Disposal (b) any shares in Target;

          21.11.7. Variation or Extension of the Offer: (i) waive, vary or agree
                   -----------------------------------
               to the waiver or variation of any material terms and conditions of the Offer in any manner which would give rise to a Material Adverse Effect which shall, in any event, and without limitation be deemed to be the case in relation to any proposed increase in the price of the Offer or any alteration to the level of acceptances at which the Offer may be declared unconditional as to acceptances or the triggering of an obligation to effect a cash offer pursuant to the provisions of Rule 9 of the City Code on Takeovers and Mergers; or (ii) prior to the Offer becoming unconditional extend the Offer beyond 81 days from the date on which the Offer Document is posted or such later date as the Agent and the Panel On Takeovers and Mergers shall agree. In giving or withholding its consent to any waiver or amendment of any conditions of the Offer the Agent will treat itself as being bound by Rule 13 of the City Code of Takeovers and Mergers as if it were the Principal Borrower and subject to the jurisdiction of the Takeover Panel/

          21.11.8. Amendments to Principal Contracts: make any amendment to,
                   ---------------------------------
               waive, supplement or vary the terms of the Investment Agreement in any material respect if such amendment would increase the amount or affect the timing of entitlement to or receipt of any dividend or payment (whether of interest or capital) or any other benefit accruing or due to the Investors or Managers which can be calculated in monetary terms.

          21.11.9. Amendment of Memorandum and Articles:
                   ------------------------------------

               (i) make any material amendment to, waive, supplement or vary in any material respect the memorandum of association or other constitutional documents of any Group Company in a manner which would increase the amount or affect the timing of entitlement or receipt of any dividend or payment (whether of interest or to, capital) or any other benefit accruing or

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

                    due to the Investors or Managers which can be calculated in monetary terms; or

               (ii) make any material amendment to the Articles of Association or other constitutional documents of any Group Company so as to confer any right to receive dividends or distributions or any redemption of capital or any other redemption of the subscription price or premium thereon which is not restricted by reference to this Agreement;

          21.11.10. Appointment of Auditors: change the Auditors of the
                    -----------------------
               Principal Borrower or any other Group Company unless the proposed new Auditors are a firm of international standing;

          21.11.11. Other Bank Accounts: open or maintain any account with any
                    -------------------
               recognised bank or building society other than:

               (i) an account with the Bank of Scotland or any of its subsidiaries; or

               (ii) any account existing at the Relevant Date in the name of or for the benefit of any company in the Target Group, provided that such accounts are closed within two months after the Relevant Date or as soon as practicable thereafter;

          21.11.12. Announcements: except to the extent, if any, required by
                    -------------
               law, or by the Code or by the Takeover Panel or The Stock Exchange make or authorise the making of any announcement or issue or authorise the issue of any publicity material concerning the transactions contemplated by the Banking Documents (other than general announcements where the only details of such transactions disclosed are the identity of the Senior Lenders and the type and, amount of the Facilities) without the prior written approval of the Agent (such approval not to be unreasonably withheld or delayed);

     21.12. Ring-fencing Arrangements: The Principal Borrower will:-

          (i) ensure that the business of the Charging Companies is carried on independently from and at arm's length to the businesses carried on by the other Group Companies and, in particular, that:

               (a) any material services or material assets provided to a non-Charging Company by a Charging Company (other than the making available of management time and management services by individuals who have a group head office function and other than Permitted Investments) are only provided to the extent required for the proper operation of the business of such non-Charging Company and are provided on arm's length terms for full market consideration payable in cash by such non-Charging Company or on terms which would apply to any transactions on arm's length terms in the market generally;

               (b) no Charging Company acquires any assets or receives any services from a non-Charging Company except to the extent that they are required for the proper operation of that Charging Company's business and are not acquired at greater than a fair value;

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                                                                              58

               PROVIDED THAT this sub-clause shall not operate to affect commercial arrangements and/or licensing and/or technology sharing arrangement in place at the date hereof;

          (ii) ensure that no Charging Company shall (without the prior written consent of the Agent) and save for any Permitted Investment and as permitted pursuant to Clause 21.11.4(iii), (v), (vi), (vii),
               (viii) and (x):-

               (a) make any loan (except loans needed to enable the Group Companies to give financial assistance to each other which is properly legalised as contemplated herein), grant any credit or give or permit to subsist any security, guarantee, indemnity or financial accommodation to or for the benefit of any Group Company which is not a Charging Company, other than amounts of credit incurred in the normal course of trading activities;

               (b) make any cash payments (save as otherwise permitted by any other provision of this Clause) to any Group Company which is not a Charging Company in excess of (pound)50,000 in aggregate for all such Group Companies in any Accounting Period;

               (c) subscribe for any shares, loan notes, debentures, commercial paper or other financial instrument issued or proposed to be issued by any Group Company which is not a Charging Company.

     21.13. Positive Obligations: The Principal Borrower shall (unless the Agent otherwise consents in writing):

          21.13.1. Binding Obligations: subject to the Reservations ensure that
                   -------------------
               all of the obligations of any Group Company under the Banking Documents will at all times constitute direct, enforceable and binding obligations of such Group Company;

          21.13.2. Priority of Facilities: take all reasonable steps requested
                   ----------------------
               by the Agent to ensure that the claims of the Security Beneficiaries under the Security Documents will at all times (save to the extent that such security constitutes financial assistance for the purpose of Section 151 Companies Act 1985 in which case immediately after the requirements of Sections 155-158 Companies Act 1985 are complied with as envisaged by Clause
               21.13.8 (Security from the Target Group)) rank in priority to all present and future indebtedness of any Charging Company (except for such indebtedness as is entitled to priority by operation of law or any Permitted Security Interests);

          21.13.3. Compliance with Laws: procure that each Group Company shall
                   --------------------
                   use its reasonable endeavours:-

               (i) at all times to comply with all laws and regulations applicable to it and which are necessary in relation to the conduct of its business where failure to do so would have a Material Adverse Effect;

               (ii) to make or obtain, keep in full force and effect and comply with all governmental and other regulatory consents, licences, exemptions, clearances, filings, registrations and authorisations required for the conduct of its business and the validity, enforceability and admissibility in evidence of each of the Banking Documents where, in each case, failure to do so would have a Material Adverse Effect:

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                                                                              59

               (iii)promptly and in any event within any relative period laid down in any applicable statute, law or regulation to make all necessary declarations and deliver all necessary forms and documents required to be delivered to, filed or registered in connection with the Transaction Documents and any of the transactions contemplated thereunder where, in each case, failure to do so would have a Material Adverse Effect;

          21.13.4. Taxes: procure that each Group Company will, pay all material
                   -----
               Taxes due and payable by it or that Group Company within a reasonable time of the relevant due date (save to the extent that payment of the same is being contested in good faith and adequate reserves are being maintained for those Taxes) where failure to do so would have a Material Adverse Effect;

          21.13.5. Notification of Events of Default: notify the Agent of any
                   ---------------------------------
               Event of Default or Potential Event of Default as soon as reasonably practicable after becoming aware of the occurrence thereof, and of the steps being taken to remedy the same;

          21.13.6. Insurance: procure that each Group Company shall effect and
                   ---------
               maintain adequate insurances (on terms commonly available in the relevant insurance markets provided always such insurance is available at commercially reasonable premiums) in relation to its business and assets with reputable underwriters or insurers against such risks as are usual for companies carrying on a business such as that carried on by any Group Company whose practice is not to self insure and in an amount equal to the full replacement cost of such assets. The Principal Borrower shall procure that the interest of the Security Trustee on behalf of the Security Beneficiaries is noted thereon as soon as practicable after such request. The Principal Borrower shall from time to time upon request supply the Agent with copies of all such insurance policies or certificates of insurance or premium receipts in respect thereof or such other evidence of the existence of such policies as may be reasonably acceptable to the Agent;

          21.13.7. Re-Registration as a Private Company: procure that within 77
                   ------------------------------------
               days of the date of the Relevant Date a special resolution of Target is passed to entitle Target to be re-registered as a private company pursuant to s.53 Companies Act 1985 and the Principal Borrower shall procure that such resolution is duly passed, and undertakes to take all such action as may be reasonably necessary to ensure that the requirements of s.53 Companies Act 1985 are complied with promptly, and to use its best endeavours to procure that the Registrar of Companies is able to issue Target with a certificate of re-registration as a private company ("the Certificate of Re-Registration");

          21.13.8. Security from the Target Group: procure that:
                   ------------------------------

               (i) as soon as reasonably practicable but within any event within 28 days of the issue by the Registrar of Companies of the Certificate of Re-Registration of Target, each of the Initial Charging Companies shall duly pass any such special resolutions as shall be required to comply with s.155 Companies Act 1985 in relation to the Third Debenture , the Legal Charge, the Keyman Insurance Assignment and the Intra-Group Loan Agreement ("the Financial Assistance") provided that this limit shall be extended to 40 days if the meeting to pass such special resolutions cannot practicably be held on short notice;

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                                                                              60

               (ii) as soon as practicable after the requirements of s.151-158
                    Companies Act 1985 can be satisfied (but in any event within 7 days of the expiry of the 4 week period during which any shareholder may apply for the cancellation of any special resolution pursuant to s.158 Companies Act 1985 provided no such shareholder application is made) each of the Initial Charging Companies (other than the Principal Borrower) shall take whatever steps may be necessary (including the elimination of any net asset deficiency in any Charging Company) to put themselves in a position to comply with the requirements of s151-158 Companies Act 1985 and enter into such documents as the Agent may reasonably require for such Initial Charging Companies (other than the Principal Borrower) to guarantee and secure any monies due to the Security Beneficiaries under the Banking Documents, including without limitation the execution and delivery of the Third Debenture (in addition to the Second Debenture each may already have executed and delivered pursuant to Clause 6.2 (Security) hereof, the Legal Charge, the Keyman Insurance Assignment and the Intra-Group Loan Agreement;

               (iii) the requirements of s.151-158 Companies Act 1985 are satisfied in relation to the giving of the Financial Assistance;

               (iv) each Initial Charging Company (other than the Principal
                    Borrower) (and where applicable each of their directors) shall as soon as practicable after they are legally in a position to do so (but in any event within 7 days of the expiry of the 4 week period during which any shareholder may apply for the cancellation of any special resolution pursuant to s.158 Companies Act 1985 provided no such shareholder application is made) duly execute all such documents and make or obtain all such declarations, approvals, consents, filings and registrations as the Agent may reasonably require for the efficacy, validity or enforceability of the Financial Assistance, including without limitation duly completed, executed and/or sworn Pro Forma Financial Assistance Documents adapted to meet the circumstances;

               (v) as soon as practicable after the Relevant Date (but in any event within 7 days of the expiry of the 4 week period during which any shareholder may apply for the cancellation of a special resolution pursuant to s.158 Companies Act 1985 provided no such shareholder application is made) each Initial Charging Company shall take such other steps as the Agent may reasonably require (including, without limitation, ensuring that each relevant Group Company has positive net assets and appropriate commitments of financial support) to ensure that all relevant legal requirements are satisfied in relation to the giving of the Financial Assistance;

               (vi) notwithstanding the requirements of sub-clauses (i) to (v)
                    above the Third Debenture , the Legal Charge and the Keyman Insurance Assignment duly executed by the Initial Charging Companies as first ranking securities and the Intra Group Loan Agreement are delivered to the Agent within both 150 days of the Offer being posted, and within 90 days of the Relevant Date or, if the Principal Borrower has been unable to implement the procedures in Sections 428-430F of the Companies Act 1983, within both 180 days of the Offer being posted, and 120 days of the Relevant Date.

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                                                                              61

          21.13.9. Security from Non-Charging Companies: subject to Clause
                   ------------------------------------
               21.13.8 (Security from the Target Group) procure that any Group Company (other than a Dormant Company) which is not for the time being a Charging Company shall as soon as reasonably practicable and in any event within 28 days of being so required by the Agent (but only if and to the extent permitted by law):

               (i) enter into such documents as the Agent may reasonably require for such Group Company to guarantee and secure any monies due to the Security Beneficiaries under the Banking Documents;

               (ii) obtain or make all such approvals, declarations, consents, filings and registrations as are necessary for the efficacy, validity or enforceability of such guarantee and/or security; and

               (iii) take such other steps as the Agent may reasonably require to ensure that all relevant legal requirements are satisfied such that the action referred to in paragraphs (i) and (ii) above is lawful;

          21.13.10. Dormant Companies: procure that, save with the prior written
                    -----------------
               consent of the Agent, or unless a Dormant Company becomes a Charging Company and a party to the Debenture, no Dormant Company shall commence trading (whether for its own account or for that of another) after the Relevant Date or the date it becomes a member of the Group (if later) or incur any further material liabilities or hold or acquire (whether legally or beneficially) any material assets or property after such date;

          21.13.11. Compliance with Environmental Laws
                    ----------------------------------

               (i) comply and shall ensure that each Group Company will comply with all Environmental Laws applicable to the operations or premises of any Group Company and obtain from the appropriate authorities all Environmental Consents required in respect thereto where failure to comply or to obtain such consent would have a Material Adverse Effect;

               (ii) procure that each Group Company shall carry out any
                    environmental audit or site investigation at the Properties required by Environmental Laws or if required to do so by the Agent where the Agent reasonably believes that:

                    (a) a breach of any of the Environmental Laws which would give rise to a Material Adverse Effect has or is likely to occur; or

                    (b) the value of the Properties is likely to be materially and adversely affected by any matter or thing on, under or adjacent to the Properties which is likely to result in an Environmental Contamination or constitute a material environmental risk (whether or not that matter or thing constitutes an immediate breach of any Environmental Laws); or

                    (c) an Event of Default is subsisting and the Agent or the Senior Lenders are contemplating the enforcement of any of the Security Documents affecting the Properties;

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                                                                              62

               (iii) notify the Agent in writing to the extent that the same would have a Material Adverse Effect if:

                    (a) any Group Company receives any written notice that it is not in compliance with any applicable Environmental Laws; or

                    (b) any Group Company becomes aware that there exists any Environmental Claim pending or threatened against it; or

                    (c) there occurs any release, emission, discharge or disposal of any substance which could reasonably be expected to form the basis of any material Environmental Claim against any Group Company;

                    and the Principal Borrower shall promptly thereafter provide to the Agent a report specifying in detail the nature of such event and the actions which the relevant Group Company intends to take in response thereto. Upon a reasonable request from the Agent the Principal Borrower shall submit to the Agent at reasonable intervals thereafter an updated report providing any update of the situation resulting from such event;

          21.13.12. Valuations: at any time while an Event of Default is
                    ----------
               subsisting if so requested by the Agent acting reasonably obtain a valuation of the assets and properties of the Charging Companies from an independent valuer acceptable to the Agent. The cost of such valuation shall be borne by the Principal Borrower;

          21.13.13. Details of Litigation: promptly upon becoming aware thereof
                    ---------------------
               advise the Agent of the details of any litigation or administrative proceeding which is pending or threatened against any Group Company and which or which would involve liability or potential liability or alleged liability of(pound)100,000 or its equivalent in Sterling (at the Agent's spot rate of exchange);

          21.13.14. Funding of Pension Schemes: procure that all the
                    --------------------------
               occupational pension schemes of the Group are at all times maintained properly funded (or to the extent not fully funded contribution rates are adjusted appropriately) in accordance with the advice given from time to time by the actuaries of such schemes and to the extent that failure to do so would have a Material Adverse Effect;

          21.13.15. Intellectual Property Rights: procure that each member of
                    ----------------------------
               the Group will:-

               (i) make such registrations and pay such fees, registration taxes and similar amounts as are necessary to keep those registered Intellectual Property Rights owned by the Group which are material to the business of a member of the Group ("the Material Rights") in force and to record its interest in those Intellectual Property Rights;

               (ii) to the extent it is within its control take such steps as are necessary and commercially reasonable (including, without limitation, the institution of legal proceedings) to prevent third parties infringing the Material Rights and (without prejudice to paragraph (i) above) take such other

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                                                                              63
                    steps as are reasonably practicable to maintain and preserve its interests in those Material Rights;

               (iii) promptly upon being required to do so by the Agent, comply with all reasonable instructions of the Agent which the Agent is entitled to give under the Security Documents in respect of its Material Rights;

               (iv) not sell, transfer, lease, licence or otherwise dispose of all or any part of its interest in the Material Rights save:-

                    (a)  as effected pursuant to any of the Security Documents;
                         or

                    (b) as permitted with the prior written consent of the Agent; or

                    (c) for any licence arrangements in respect of those rights entered into with members of the Group for so long as they remain members of the Group; or

                    (d)  in the ordinary course of business;

               (v) not permit any registration of any of the Intellectual Property Rights to be abandoned, cancelled or lapsed or to be liable to any claim of abandonment for non-use or otherwise if to do so would have a Material Adverse Effect.

          21.13.16. The Offer:
                    ---------

               (i) ensure that the terms and conditions of the Press Release and the Offer Document comply in all material respects with all applicable laws and regulations and the Code and that the terms and conditions of the Offer Document are consistent in all material respects with the terms of the Press Release;

               (ii) not to issue the Press Release or any press announcements relating to the Offer save as required by the Panel or London Stock Exchange Limited without the approval of the Agent (such approval not to be unreasonably withheld or delayed) and to keep the Agent advised of the progress of the Offer and of all material matters affecting or reasonably likely to affect the interests of the Banks arising in connection with the Offer and the Principal Borrower shall provide the Agent with any information and copies of professional advice received, as the Agent may reasonably request;

               (iii)disclose to the Agent all information which has come to its attention which is relevant to any decision whether or not to waive (or to consent to the waiver of) any condition of the Offer;

               (iv) promptly deliver to the Agent copies of the Offer Document and press announcements made by or on behalf of the Principal Borrower in relation to the Offer, all written public statements made by or on behalf of Target in response to or otherwise commenting on the Offer, and other public documents issued by the Panel on Takeovers and Mergers, the Office of Fair Trading or the Competition Commission or any other regulatory authority in

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                                                                              64
                    relation to the Offer, the Offer Document or the transactions contemplated herein or therein;

               (v) ensure that it shall not and shall use its best endeavours to procure that no person acting in concert with it (as defined in the Code) shall become obliged to make an offer to the shareholders of Target under Rule 9 of the Code, and ensure that neither it nor persons acting in concert with it acquire any shares in Target at a price above the Offer price which may result in an obligation to increase the Offer price;

               (vi) ensure that at all times all laws and directives applicable in relation the Offer or any documents connected thereto are complied with and that, as and when necessary all consents from all governmental and other regulatory authorities required in connection therewith (including (without limitation), the Financial Services Act 1986, applicable rules of any self-regulatory organisation deriving authority from the Securities and Investments Board or the Financial Services Authority and the rules of London Stock Exchange) are obtained, maintained and/or renewed

               (vii) subject to compliance by the Banks with their obligations pursuant to the terms of this Agreement ensure that all its obligations pursuant to the Offer are complied with and performed, use all reasonable endeavours to ensure that the conditions attached to the Offer (save for those that are waived with the consent of the Agent) are satisfied as soon as reasonably practicable and declare the Offer unconditional in all respects immediately such conditions are satisfied (or, with the consent of the Agent, waived as aforesaid);

               (viii) after the Relevant Date use its best endeavours to acquire all of the issued share capital of Target as soon as reasonably practicable either pursuant to or otherwise on the same terms as the terms of the Offer;

               (ix) promptly and in any event no later than 20 Business Days after unconditionally acquiring 90% of the Target Shares the subject of the Offer serve notices under Section 429(2) of the Companies Act 1985 (in respect of acquiring minority shareholdings). Without prejudice to the Principal Borrower's obligations under this covenant, if the Principal Borrower (or the Receiving Bank on its behalf) shall not have sent out notices under Section 429(2) of the Companies Act 1985 within 20 Business Days of being entitled to do so, the Agent shall be entitled to do so on the Principal Borrower's behalf and the Principal Borrower hereby irrevocably appoints the Agent as its agent to take all necessary action to do so;

               (x) within seven days of the date on which acceptances of the Offer are received from holders of not less than 90% of the Target shares to which the offer relates, or if earlier, 120 days after the date on which the Offer Document is posted give notice to close the Offer in accordance with the Code PROVIDED THAT the Offer may be kept open during the period required to acquire shares in Target under Section 430 Companies Act 1985 following the service of valid notices under Section 429(2) of the Companies Act 1985.

               (xi) immediately on acquisition by it of any of the Target Shares
                    (whether or not pursuant to the Offer) procure the delivery to the Security Trustee of all
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                                                                              65
                    copies of receipts and acknowledgements (whether or not documents of title) and all documents of title in respect of such Target Shares and give to the Receiving Bank irrevocable instructions accordingly;

               (xii) ensure that, without the prior written consent of the
                    Agent, the Principal Borrower shall not make any acquisition of Target Shares prior to the Offer Document being posted; and

               (xiii) not without the consent of the Agent (acting on the instructions of the Banks) waive or amend any conditions of the Offer or (unless the Offer shall have become unconditional) extend (prior to the Offer becoming unconditional) the Offer beyond 81 days from the date when the Offer is posted. In giving or withholding its consent to any waiver or amendment of any conditions of the Offer the Agent will treat itself as being bound by Rule 13 of the City Code of Takeovers and Mergers as if it were the Principal Borrower and subject to the jurisdiction of the Takeover Panel.

     21.14. Stamp Duty: The Principal Borrower shall pay or procure the payment of stamp duty in respect of any Target Shares acquired within 30 days of payment of the purchase price in respect thereof.

     21.15. Performance of Obligations: Each of the Borrowers shall give written notice to the Agent (as soon as reasonably practicable upon becoming aware of the same) of any occurrence (including without limitation any material third party claim or liability or any dispute involving any major customer) which would or would have a Material Adverse Effect.

     21.16. Service Agreements: The Principal Borrower shall use its best endeavours to procure the completion of the Service Agreements as soon as reasonably practicable after the Relevant Date.

     21.17. Further Assurance: The Principal Borrower shall do all such things (and shall procure that the Obligors shall do all such things within its or their control) as the Agent (or any receiver or similar insolvency official in the relevant jurisdiction) may reasonably request from time to time to perfect or remedy any defects in the Transaction Documents as has rendered any of the same ineffective invalid or unenforceable or otherwise to make the Transaction Documents effective valid and enforceable and the Principal Borrower and/or the Obligors concerned shall meet all reasonable costs incurred in connection with the same save insofar as such costs have been necessitated solely by reason of the negligence of any of the Agent, the Security Trustee or any of the Senior Lenders or their respective advisers.

     21.18. Receiving Bank Account: The Principal Borrower shall procure that all proceeds of subscription for shares in the Principal Borrower and the Subordinated Loan Notes shall be paid into the Receiving Bank Account and shall not be paid out of such Receiving Bank Account without the consent of the Agent which consent shall be given so long as the purpose for which any request to withdraw funds from such account is made is one of those set out in Clause 3.2 (Purpose: The Share Purchase Term Facilities).

     21.19. Reports on Title: The Principal Borrower shall after the Relevant Date procure that as soon as reasonably practicable following a written request made at any time and from time to time by the Agent reports on title prepared by the Principal Borrower's solicitors on any Properties being charged to the Security Trustee under the relevant Security Document which the Agent (acting reasonably) considers of material value shall be delivered to the Agent.

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                                                                              66

     21.20. Not Restated

     21.21. Millennium Compliance: The Principal Borrower shall procure that (so far as it has not already done so) as soon as practicable after the Relevant Date the Target Group develops and implements a comprehensive detailed programme which will ensure that its computer and technology systems are Millennium Compliant.

22.  REPRESENTATIONS AND WARRANTIES

     22.1. Representations and Warranties: The Borrowers acknowledge that each of the Senior Lenders has or will have entered into the Banking Documents to which it is a party and participated in the Facilities in full reliance on the representations and warranties by the Borrowers, but subject to any matters expressly disclosed in the Information Documents (but for the avoidance of doubt the directors of the Borrowers shall not incur any personal liability in respect of any breach of any of the representations and warranties) set out below:-

          22.1.1. Valid Incorporation: each Obligor is a limited company duly
                  -------------------
               organised, validly existing and registered under the laws of the jurisdiction in which it is incorporated;

          22.1.2. Powers and Approvals to carry on Business: each Obligor has
                  -----------------------------------------
               the power and authorities and all necessary governmental and other consents, approvals, licences to own its property and assets and carry on its business;

          22.1.3. Authority to Perform Transaction Documents: each Obligor when
                  ------------------------------------------
               executing the same is empowered to enter into and perform its respective obligations under the Transaction Documents to which it is a party and has taken all necessary action to authorise the execution, delivery and performance of the Transaction Documents to which it is a party;

          22.1.4. Borrowing Powers: no limit on the powers of any Obligor
                  ----------------
               contained in any of its constitutional documents will be exceeded as a result of the borrowings, grant of security and giving of guarantees contemplated by the Banking Documents to which it is a party;

          22.1.5. Validity of Obligations: subject to all applicable insolvency
                  -----------------------
               laws and the Reservations, the Transaction Documents will when executed constitute legal, valid and binding obligations of those Obligors which are expressed to be parties to the Transaction Documents;

          22.1.6. No resulting breach of other Documents: neither the execution
                  --------------------------------------
               nor the performance of the Banking Documents by any Obligor which is a party thereto will result in any breach by any of them of any provision of any deed, agreement or obligation of such Obligor would have a Material Adverse Effect;

          22.1.7. No Material Litigation: except as notified in writing to the
                  ----------------------
               Agent from time to time, no Obligor is involved in or engaged in any material litigation, arbitration or other legal proceedings nor, so far as the Borrowers are aware, are there any circumstances likely to give rise to any such litigation, arbitration or proceedings which have not been notified to the Agent which, if adversely determined, would have a Material Adverse Effect;

          22.1.8. Borrowings and Security Interests: no Security Interest other
                  ---------------------------------
               than a Permitted Security Interest, exists over any material part of the undertakings or assets of any Group

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                                                                              67

               Company and no Group Company has any Borrowings other than Permitted Borrowings;

          22.1.9. Accounts: the latest Audited Accounts prepared after the
                  --------
               Relevant Date have been prepared in accordance with generally accepted accounting principles which have been consistently applied (or if not consistently applied, such inconsistency has been notified to the Agent) and such Audited Accounts represent a true and fair view of the financial position of the companies in the Group for the Accounting Period for which such Accounts were prepared;

          22.1.10. Management Accounts: the Management Accounts:-
                   -------------------

               (i) fairly represent the financial condition and operations of the Group as at the date up to which they have been prepared and for the period for which such Management Accounts relate; and

               (ii) were or will when the same are produced be prepared on a basis substantially in accordance with the accounting principles used in the latest available Audited Accounts (other than in the event of any change notified to the Agent);

                    in each case within the reasonable parameters which may be expected of management accounts not the subject of audit procedures;

          22.1.11. Environmental Matters
                   ---------------------

               (i) each Group Company is and has been in full compliance with all material applicable Environmental Laws where failure to do so would have a Material Adverse Effect. There are no circumstances known to any Group Company that may prevent or interfere with such compliance in the future where failure to do so would have a Material Adverse Effect;

               (ii) each Group Company has been and is in compliance with the terms of all Environmental Consents necessary for the ownership and operation of its facilities and businesses as presently owned and operated to the extent required so as not to have a Material Adverse Effect;

               (iii) there is no Environmental Claim pending nor to the
                    knowledge of any Group Company, after due inquiry, threatened, which is material to such Group Company and there are to the knowledge of any Group Company no past or present acts, omissions, events or circumstances that could form the basis of any Environmental Claim, against any Group Company in each case which would have a Material Adverse Effect;

          22.1.12. Tax Liabilities: each Group Company is in compliance in all
                   ---------------
               material respects with all Taxation laws in all jurisdictions in which any of them is subject to Taxation; no claims are being asserted against any Group Company with respect to non-compliance with Taxation laws which would, if adversely determined, have a Material Adverse Effect;

--------------------------------------------------------------------------------
                                                                              68

          22.1.13. Subsidiaries:
                   ------------

               (i) as at the date hereof, the Principal Borrower has no Subsidiaries;

               (ii) so far as the Principal Borrower is aware, the Subsidiaries of Target as at the date hereof are those companies listed in Schedule 7 (The Group Companies) other than the Target;

          22.1.14. Information Documents:
                   ---------------------

               (i) all information provided by the Principal Borrower or its advisers (as updated, if applicable, prior to the date hereof), in the Information Documents:-

                    (a) is true and accurate in all material respects insofar as it relates to factual information concerning the Principal Borrower;

                    (b) insofar as it relates to factual information concerning the Target Group, is information which the Principal Borrower has no reason to believe provides a view or assessment of the Target Group which is materially inaccurate or misleading in the context of the Target Group taken as a whole; and

                    (c) in respect of the projections and assumptions of the Target Group fairly represents (consistently with the assumptions stated therein) the views and expectations of the Principal Borrower formed in good faith (after such proper investigation and consideration as was practicable in the circumstances) in as far as they consist of statements of opinion and financial projections relating to the Target Group after the Relevant Date;

               (ii) so far as the Principal Borrower is aware there is nothing contained in any of the Information Documents which would materially prevent, inhibit, restrict or delay any Group Company from putting into effect or pursuing any of the proposals or plans contained in the Financial Model in any material respect or from carrying on business in a materially different manner to that contemplated in those documents;

               (iii) there is nothing contained in any of the Information
                    Documents which is reasonably likely to cause the Financial Model to be materially inaccurate in any material respect or the assumptions on which they have been based to be other than fair and reasonable;

          22.1.15. Disclosures: there is no disclosure made in respect of the
                   -----------
               Investment Agreement which the Principal Borrower believes is reasonably likely to have a material detrimental effect on any of the information, projections, prospects, forecasts and estimates contained in the Financial Model;

          22.1.16. New Company: prior to the date hereof, the Principal Borrower
                   -----------
               has not traded or undertaken any commercial activities of any kind and save as contemplated by, or otherwise in connection with this Agreement and the other Transaction Documents

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                                                                              69
               and the transactions contemplated thereby including the Offer, the Principal Borrower has no liabilities or obligations, actual or contingent;

          22.1.17. Service Agreements: all relevant parties have confirmed their
                   ------------------
               willingness to enter into the Service Agreements;

          22.1.18. Millennium Compliance: to the best of the Principal Borrowers
                   ---------------------
               knowledge information and belief the Target Group has developed and implemented a comprehensive detailed programme which will ensure that its computer and technology systems are Millennium Compliant.

     22.2. Deemed Repetition of the Representations: The representations and warranties shall be made on the date of this Agreement and (if different) on the Completion Date and all the representations and warranties contained in Clause 22.1 shall survive the completion of this Agreement and the Drawdown of the Term Loans and, except for those representations in sub-clauses 22.1.13 (Subsidiaries) to 22.1.16 (New Company) inclusive which shall not be repeated shall be deemed to be repeated at the time of:-

          22.2.1. the first day of each Interest Period; and

          22.2.2. the last day of each Quarterly Period;

          in each case with reference to the facts and circumstances subsisting at the time at which they are repeated.

     22.3. Reliance on the Representations and Warranties: The parties acknowledge that the Senior Lenders are relying on the representations and warranties contained in Clause 22.1 and the documentation they have examined in relation to the conditions precedent set out in
          Schedule 4 and are not relying on any other information of which the Senior Lenders or any of them or their respective agents or advisers may have actual or constructive knowledge.

23.  DEFAULT

     23.1. Default: Each of the events set out below is an Event of Default:-

          23.1.1. Non-Payment: the failure by any Borrower to pay within three
                  -----------
               days of the due date for payment any amount payable under the terms of the Banking Documents;

          23.1.2. Breach of Financial Covenant: if the Principal Borrower is in
                  ----------------------------
               breach of the covenants contained in Clause 20.1 (Financial Covenants);

          23.1.3. Breach of Provisions relating to the Offer: if there is a
                  ------------------------------------------
               breach in any material respect of Clause 21.11.7 (Variation of the Offer) of this Agreement;

          23.1.4. Breach of Other Obligations: if there is a breach in any
                  ---------------------------
               material respect of any of the following provisions of this
               Agreement:

               Clause 21.1.1 (i) - (iii) (Audited Accounts and Management Accounts);

               Clause 21.8 (Disposals);

               Clause 21.9 (Interest, Dividends and Distributions);

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                                                                              70

               Clause 21.10 (Reduction of Capital);

               Clause 21.11.2 (Security Interests); and

               Clause 21.13.9 (Security from Non-Charging Companies);

          23.1.5. Other Provisions of this Agreement: if any Obligor fails to
                  ----------------------------------
               comply in any material respect with any other provisions of this Agreement to which it is a party and if such breach is capable of remedy, such failure is not remedied to the reasonable satisfaction of the Agent within 10 Business Days of notice to the Principal Borrower from the Agent requiring such breach to be remedied;

          23.1.6. Banking Documents: if any Obligor fails to comply in any
                  -----------------
               material respect with any material provisions of any Banking Document to which it is a party other than this Agreement and if such breach is capable of remedy, such failure is not remedied to the reasonable satisfaction of the Agent within 10 Business Days of notice to the Principal Borrower from the Agent requiring such breach to be remedied;

          23.1.7. Misrepresentation: if any representation, warranty or
                  -----------------
               statement made by any Obligor in any Banking Document to which it is a party or in any document delivered under any of them proves to be incorrect in any material respect (in the reasonable opinion of the Agent) when made or repeated by reference to the facts and circumstances then subsisting and, if the circumstances causing such misrepresentation are, in the reasonable opinion of the Agent, capable of remedy within such period, after receipt by the relevant Obligor of written notice from the Agent to such Obligor requiring the circumstances causing such misrepresentation to be remedied, such Obligor shall have failed to remedy such circumstances within 10 Business Days of receipt of such notice;

          23.1.8. Unlawfulness
                  ------------

               (i) if it becomes unlawful for any Obligor to perform all or any of its obligations under any Banking Document to which it is a party and the result thereof would have a Material Adverse Effect; or

               (ii) any Banking Document is not or ceases to be legal, valid and binding in any material respect on any Obligor which is a party to it; or

               (iii) any Obligor shall initiate any action with a view to any of the Security Documents to which it is a party being declared void by any competent judicial authority; or

               (iv) the admissibility, validity or enforceability of any of the
                    Banking Documents shall be contested or repudiated by any Obligor thereto.

          23.1.9. Cross Default: if any Borrowings (other than under the
                  -------------
               Subordinated Loan Notes) of any Material Company in excess of(pound)100,000:

               (i) are not paid when due or within any contractual grace period; or

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                                                                              71

               (ii) are declared to be or otherwise become due and payable prior to their specified maturity by reason of a default on the part of the Material Company; or

               (iii) are placed on demand by reason of a default or event of default;

                    unless the obligation to pay such Borrowings is being disputed on bona fide grounds by the relevant Material Company.

          23.1.10. Enforcement Proceedings: if a creditor attaches or takes
                   -----------------------
               possession of, or a distress, execution, diligence, sequestration or other process is levied or enforced upon or sued out against, any material part of the undertakings, assets, rights or revenues of any Material Company in respect of a claim or claims which aggregate more than (pound)100,000 and is not discharged within 28 days or is not being contested in good faith to the satisfaction of the Agent (acting reasonably).

          23.1.11. Inability to Pay Debts: if any Material Company:-
                   ----------------------

               (i) suspends payment of its debts or threatens to stop payment of its debts generally or is unable to pay its debts or is deemed unable to pay its debts (within the meaning of Section 123(1) of the Insolvency Act 1986) (other than
                    Section 123(1)(a));

               (ii) proposes a voluntary arrangement under Part I of the
                    Insolvency Act 1986; or

               (iii) enters into any composition or other arrangement for the benefit of its creditors generally.

          23.1.12. Insolvency Proceedings: if any Material Company (save with
                   ----------------------
               the prior written consent of the Agent) takes any action or any legal proceedings are initiated or are consented to by any member of such Material Company or any petition is presented for:

               (i) a general reconstruction or rescheduling of its debts or for any process giving protection against creditors generally;

               (ii) its winding-up or dissolution other than:-

                    (a) in the course of a dispute being contested on reasonable grounds and in good faith by the Material Company and where applicable the advertisement of any petition is prevented within 14 days of date of presentation; or

                    (b) a solvent reconstruction on terms previously approved by the Agent (such approval not to be unreasonably withheld or delayed);

          23.1.13. Appointment of Insolvency Practitioner: if a liquidator,
                   --------------------------------------
               provisional liquidator, trustee, receiver, administrative receiver or similar officer is appointed over the whole or any part of the undertakings, assets, rights or revenues of any Material Company;

          23.1.14. Administration Order: if a petition is presented for the
                   --------------------
               granting of an administration order in respect of any Material Company unless the Agent is of the opinion (acting

--------------------------------------------------------------------------------
                                                                              72
               reasonably) that the petition is frivolous or vexatious or such petition is discharged or stayed within 14 days of presentation;

          23.1.15. Analogous Proceedings: if there occurs in any country or
                   ---------------------
               territory in relation to any Material Company or any material part of its assets or business, any event which, in the reasonable opinion of the Majority Banks, reasonably appears to correspond in that country or territory with any of the events referred to in sub-clause 23.1.10 (Enforcement Proceedings) to
               23.1.14 (Administration Order) inclusive;

          23.1.16. Security becoming Enforceable: if the security created by any
                   -----------------------------
               Security Interest created by any Obligor and securing an amount equal to or exceeding(pound)50,000 becomes enforceable;

          23.1.17. Cessation of Business: if any Material Company ceases (except
                   ---------------------
               with the prior written consent of the Agent or other than by way of a disposal on arm's length terms for cash consideration which is then applied in accordance with Clause 13.3 (Proceeds of Disposals) (if required)) to carry on a material part of its business or shall suspend all or a substantial part of its operations except where such businesses or operations are transferred to a Charging Company;

          23.1.18. Rescission of Investment Agreement: if any party to the
                   ----------------------------------
               Investment Agreement rescinds or purports to rescind any such Agreement if such rescission is reasonably likely to have a Material Adverse Effect;

          23.1.19. Warranty Claim against the Principal Borrower under the
                   -------------------------------------------------------
               Investment Agreement: if any Investor brings a claim against the
               --------------------
               Principal Borrower in respect of any breach of any of the representations and warranties provided to the Investors under the Investment Agreement;

          23.1.20. Intercreditor Agreement: if:
                   -----------------------

               (i) any Obligor or any Investor fails to comply with its material obligations under the Intercreditor Agreement; or

               (ii) the Intercreditor Agreement is not or ceases to be binding on or enforceable (subject to the Reservations) against any Obligor which is a party to it or on any Investor or shall otherwise not be effective;

                    and in each case in the reasonable opinion of the Majority Banks, the interests of the Banks under the Banking Documents or any of them shall be materially prejudiced thereby;

          23.1.21. Material Litigation: if any Material Company is or becomes
                   -------------------
               involved in or engages in any litigation, arbitration or legal proceedings including any Environmental Claims where such proceedings have a reasonable likelihood of being adversely determined against such Material Company and which would, if so adversely determined, be reasonably likely to have a Material Adverse Effect;

          23.1.22. Auditors' Qualification: if the Auditors qualify their report
                   -----------------------
               on the Audited Accounts unless in the reasonable opinion of the Agent such qualification is not material in the context of the Banking Documents;

--------------------------------------------------------------------------------
                                                                              73

          23.1.23. Seizure of Assets: if the whole or a substantial part of the
                   -----------------
               assets of any Material Company shall be seized or sequestrated by any governmental or other authority or if any Material Company shall be legally restrained from using the whole or a substantial part of its assets in its business and it is reasonably likely to have a Material Adverse Effect; or

          23.1.24. Material Adverse Change: any event occurs or circumstances
                   -----------------------
               arise which would have a Material Adverse Effect.

          23.1.25. Change of Control: if there is a Change of Control after the
                   -----------------
               Relevant Date.

          23.1.26. Change of Ownership: if after the Relevant Date:
                   -------------------

               23.1.26.1. save for any Permitted Disposal any member of Target
                    Group ceases to be a wholly owned subsidiary of the Target (as that term is defined in Section 736 of the Companies Act
                    1985);

               23.1.26.2. the Principal Borrower disposes of any of its shares in Target.

          23.1.27. Not restated.
                   ------------

     23.2. Rights on a Default

          23.2.1. Rights of the Agent and the Majority Banks: Subject to Clause
                  ------------------------------------------
               23.3, the Agent may, in its sole discretion, and if so instructed by the Majority Banks shall (without prejudice to any rights of the Agent or any Senior Lender) upon and at any time after the happening of an Event of Default, so long as the same is continuing by notice in writing to the Principal Borrower:-

               (i) cancel any unutilised amount of the Facilities and any obligation of the Senior Lenders to make any Advance provide any Loan Note Guarantee or provide any other Facility shall be terminated whereupon the Commitments of the Senior Lenders in respect of the Facilities shall be reduced to zero; and/or

               (ii) declare the Term Loans and/or the Working Capital Facility to be immediately due and payable whereupon the Borrowers shall forthwith repay the same together with all interest, fees and other amounts payable hereunder (including without limitation any amount payable pursuant to Clause 11 (Break Costs)); and/or

               (iii) declare the Term Loans and/or the Working Capital Facility to be due and payable on demand, whereupon the Term Loans and all interest and other sums payable under this Agreement shall at all times after such declaration be due and payable forthwith on demand by the Agent; and/or

               (iv) suspend the right of the Borrowers to make any utilisation of the Facilities; and/or

               (v) declare that the Security Documents (or any of them) shall have become enforceable; and/or

               (vi) call for cash cover from any Borrower in respect of any contingent or future liability assumed by the Senior Lenders in respect of the Facilities

--------------------------------------------------------------------------------
                                                                              74
                    whereupon the amount of such call shall become immediately due and payable;

               (vii) require the Borrowers to charge by way of first fixed charge any cash cover called for to secure to the Agent on behalf of the Senior Lenders the repayment of any sums which the Senior Lenders are, or may become liable to pay in connection with the Facilities; and/or

               (viii) require the Principal Borrower to close the Offer at the first available opportunity.

          23.2.2. Call for Cash Cover: "call for cash cover" means:-
                  -------------------

               in relation to any call made by the Agent in respect of the Senior Lenders' contingent liability under the Facilities, that the Borrowers or any of them shall be obliged to pay to the Agent for the credit of a blocked deposit account with the Agent a sum which is equal to the total amount of the liabilities (including contingent and future liabilities) assumed by the Senior Lenders in respect of the Facilities which sum shall become immediately due and payable upon such call being made and such sum shall be available for application (and in respect of which the Agent and/or the Senior Lenders are authorised to make applications) in respect of claims made upon the Senior Lenders in respect of any liabilities (including contingent and future liabilities) under the Facilities;

               and "cash cover" means the payment of sums to the credit of the blocked deposit account(s) aforesaid from time to time in respect of the relevant liabilities assumed by the Senior Lenders.

     23.3. The Certain Funds Period: Prior to the end of the Certain Funds Period, unless a Keystone Event of Default has occurred which is continuing, the Banks shall not be entitled:-

          (i)  to exercise any rights of rescission or

          (ii) to terminate, suspend or cancel the Facilities or

          (iii) to refuse to make any Advance or

          (iv) to require repayment of the Term Loan Facilities

          in   consequence of:-

          (a) any of the representations and warranties of the Obligors in any Banking Document being or being proved to have been incorrect in any respect or

          (b) any Obligor having failed to perform, observe or comply with any of its covenants or other obligations or agreements in any Banking Documents or

          (c) the occurrence of any Event of Default or Potential Event of Defaults

          (d) the fact that an Event of Default (other than a Keystone Event of Default) would occur as a result of the making of an Advance.

--------------------------------------------------------------------------------
                                                                              75

     23.4. Indemnity for Default: Without prejudice to the foregoing provisions of this Clause, the Borrowers indemnify each Senior Lender and the Agent against any loss or expense which such Senior Lender and the Agent may sustain or incur as a consequence of the occurrence of any Event of Default or any event specified in Clause 12.4 (Mandatory Repayment) including any break costs payable pursuant to Clause 11 (Break Costs).

     23.5. Investigations and Reports: Without prejudice to any other rights and remedies of the Senior Lenders, at any time after the occurrence of a breach of any of the financial covenants contained in Clause 20.1 (Financial Covenants) (which breach will be deemed cured for the purposes of this Clause if the Principal Borrower proves compliance with such covenants on a subsequent testing date), the Majority Banks may while such breach is continuing commission any accounting, legal, property valuation, actuarial, environmental, insurance or other report or investigation as they consider necessary or appropriate to assist with the evaluation of their position or their exposure in relation to the Facilities or the Group or any assets of the Group, and the Borrowers jointly and severally undertake to pay on demand on a full indemnity basis, all actual costs and expenses including out of pocket expenses, fees and value added tax thereon incurred by the Agent and/or the Senior Lenders in connection with the preparation of such reports or the carrying out of such investigations and any advice given to the Agent and/or Senior Lenders with respect thereto;

24.  FEES

     The  following fees shall be paid:

     24.1. Underwriting Fee: The Principal Borrower shall on the earlier of the Completion Date and 21 days after the Relevant Date pay to the Agent for its own account an underwriting fee in accordance with the letter agreed between us. For the avoidance of doubt the underwriting fee shall be payable by the Principal Borrower if the offer is declared unconditional in all respects, irrespective of whether or not drawdown of the Facilities takes place.

     24.2. Agency Fee: If at any time the Banks are two or more in number, the Principal Borrower shall pay to the Agent for its own account an agency fee of (pound)15,000 per annum exclusive of value added tax, such fee to accrue on a day to day basis and shall be payable annually in advance from the date of notification of syndication for so long as any of the Term Loans remain outstanding.

     24.3. Non-Utilisation Fees: The Principal Borrower shall pay to the Agent for the account of each Bank (pro rata to their Commitments in respect of the relevant Facility) a non-utilisation fee on the amount of the Available Term Loan Facility from day to day during the period beginning on the date hereof and ending on the last date of the relevant Commitment Period for the Term Loan Facility at a rate per annum equal to 75 basis points on the Available Tranche A Term Loan Facility and on the Available Tranche B Term Loan Facility. Such non-utilisation fee shall be calculated on the actual number of days elapsed and a 365 day year. The non-utilisation fee shall be payable in arrears on the last business day of each successive Quarterly Period and on the relevant Final Repayment Date. The non-utilisation fee shall not be payable if the Offer does not become unconditional in all respects.

25.  COSTS AND EXPENSES

     25.1. Expenses in connection with the Amendment of the Banking Documents:
          The Principal Borrower shall pay on demand and on a full indemnity basis in connection with any actual or reasonably proposed amendment or extension of or waiver or consent under the Banking Documents.

--------------------------------------------------------------------------------
                                                                              76

     25.2. Expenses of Enforcement or Preservation of the Banking Documents: The Borrowers severally undertake to pay on demand at any time and from time to time after the date 21 days after the Relevant Date and on a full indemnity basis, all actual costs and expenses including out of pocket expenses, legal fees (and any value added or similar tax thereon), incurred by the Agent, the Security Trustee and/or the Senior Lenders in contemplation of or otherwise in connection with the enforcement (or attempted enforcement) or preservation (or attempted preservation) of any of their respective rights under the Banking Documents or otherwise in respect of any sum from time to time owing under the Banking Documents.

     25.3. Payment by Deduction: The Agent shall be entitled to settle (to the extent not already discharged) all fees, expenses and other sums due and payable by any Borrower under Clause 24 (Fees) and Clause 25 (Costs and Expenses) the amount of which have been agreed by the Principal Borrower) out of and by deduction from the relevant Borrowers' account.

     25.4. Indemnity for the Agent: If any of the Borrowers fails to perform any of its obligations under Clause 23.4 (Indemnity for Default), Clause 25 (Costs and Expenses) or Clause 26 (Stamp Duty), each Bank shall, in the proportion borne by its share of the Total Commitments (if no Advances have been made) (or, if the Term Loans have been repaid in full, its share of the Term Loans immediately prior to the final repayment thereof), indemnify the Agent against any loss incurred by it as a result of such failure and the Borrowers shall forthwith reimburse each Bank for any payment made by it pursuant to this Clause.

26.  STAMP DUTY

     The Borrowers shall pay on the Relevant Date all present and thereafter all future stamp, registration and similar taxes or charges which are payable or determined to be payable in connection with the execution, delivery, performance or enforcement of any Banking Document (other than stamp duty on any assignment or transfer pursuant to Clause 27.3) or any judgement given in connection therewith and shall indemnify the Agent and the Senior Lenders against any and all liabilities including penalties with respect to or resulting from its delay or omission to pay any such stamp, registration and similar taxes or charges.

27.  ASSIGNMENTS AND TRANSFERS

     27.1. Benefit of Agreement: This Agreement shall be binding upon and enure to the benefit of each party hereto and its successors and permitted assigns.

     27.2. Assignments and Transfers by the Borrowers: The Borrowers shall not be entitled to assign or transfer all or any of their rights, benefits and obligations hereunder.

     27.3. Assignments and Transfers by Banks

          27.3.1. Any Bank may after consultation with the Principal Borrower and the Agent at any time assign all or any of its rights and benefits hereunder or transfer in accordance with Clause 27.3.2 all or any of its rights, benefits and obligations hereunder to a Qualifying Lender PROVIDED that:

               (i) at the same time it assigns or transfers an equivalent proportion of its rights, benefits and obligations under the Banking Documents including, without limitation, the Intercreditor Agreement to the assignee or transferee and the assignee or transferee undertakes to be bound by the terms of the Banking Documents as a Bank (or, as the case may be, Senior Lender) under these documents; and

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               (ii) any such transfer shall be in respect of the same proportion of that Bank's obligations in respect of the Term Loan Facilities as it is of its Participation in the relevant Facility; and

               (iii) the transfers are in minimum amounts of the Minimum
                    Transfer Amount or higher amounts being multiples of the Minimum Transfer Amount or all of its Participation.

          27.3.2. If any Bank assigns all or any of its rights and benefits hereunder and under the Banking Documents in accordance with Clause 27.3.1, then, unless and until the assignee has agreed with the Principal Borrower, the Agent and the other Senior Lenders that it shall be under the same obligations towards each of them as it would have been under if it had been a party hereto and to the Banking Documents as a Bank, the Borrowers, the Agent and the other Senior Lenders shall not be obliged to recognise such assignee as having the rights against each of them which it would have had if it had been such a party hereto.

          27.3.3. If any Bank wishes to transfer all or any of its rights, benefits and/or obligations hereunder and under the Banking Documents as contemplated in Clause 27.3.1, then, subject as provided therein, such transfer may be effected by the delivery to the Agent of a duly completed and duly executed Transfer Certificate in which event, on the later of the Transfer Date specified in the Transfer Certificate and the fifth business day following the date of the delivery thereof to the Agent (unless the Agent agrees a shorter period):

               (i) to the extent that in such Transfer Certificate the Bank party thereto seeks to transfer its rights and/or its obligations hereunder and thereunder, the Borrowers and such Bank shall each be discharged from further obligations to the other hereunder and their respective rights against each other shall be cancelled (such rights and obligations being referred to in this Clause as "discharged rights and obligations");

               (ii) the Borrowers and the Transferee party thereto shall each assume obligations towards each other and/or acquire rights against each other which differ from the discharged rights and obligations only insofar as the Borrowers and such Transferee have assumed and/or acquired the same in place of the Borrowers and such Bank; and

               (iii) the Agent, the Security Trustee, such Transferee and the other Senior Lenders shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had such Transferee been an original party hereto and thereto as a Bank with the rights and/or obligations acquired or assumed by it as a result of such transfer.

     27.4. Notwithstanding the above, Bank of Scotland as the original Bank agrees with the Principal Borrower that it will retain a Participation of at least sixty six and two thirds per cent of the Term Loans.

     27.5. Disclosure of Information: Subject to first notifying the Principal Borrower in writing of the person to whom the information is to be disclosed, the Agent or any Bank may disclose to any actual or potential assignee or Transferee or to any person who may otherwise enter into contractual relations with the Agent or such Bank provided that it is a permitted assignee or

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          transferee in relation to this Agreement such information about the
          Borrowers and their Subsidiaries as the Agent or such Bank shall consider appropriate PROVIDED that it shall require the actual or potential assignee or Transferee to keep such information confidential save as required by statute or court of law or as may be required to be disclosed to the Bank of England or similar monetary or regulatory authority in accordance with whose instructions such bank, assignee or transferee is accustomed to acting or as may be required by the Takeover Panel or The Stock Exchange or to its professional advisers on a confidential basis or where such information has come into the public domain.

     27.6. Secondary Sell Down: If a Transferee wishes to assign or transfer or grant any subparticipations in respect of any rights benefits and obligations hereunder to a Bank which is not an original Transferee from the Arranger it shall do so only after the prior approval of the Agent after consultation with the Principal Borrower.

28.  AGENCY PROVISIONS

     28.1. The Agent and the Senior Lenders

          28.1.1. Each Senior Lender hereby appoints the Agent to act as its agent in connection with this Agreement and the other Banking Documents and authorises the Agent to exercise such rights, powers and discretions as are specifically delegated to it by the terms of the Banking Documents together with all such rights, powers and discretions as are reasonably incidental thereto and each Senior Lender expressly authorises the Agent to enter into the Intercreditor Agreement on its behalf and the Banks authorise the Agent to enter into such amendments and variations thereto as may be agreed by the Majority Banks;

          28.1.2. In acting as Agent or Security Trustee for the Banks, the relevant division of the Agent or, as the case may be, the Security Trustee, shall be treated as a separate entity from any other of its divisions or departments and despite the provisions of this Clause , if the Agent or Security Trustee acts for or transacts business with any Obligor in any capacity in relation to any other matter (including as a Bank under this Agreement) any information given by any Obligor to the Agent or Security Trustee in such other capacity may be treated as confidential by the Agent or the Security Trustee;

          28.1.3. The Agent may:

               (i)  assume that:

                    (a) any representation made by any Obligor in connection with any Banking Document is true;

                    (b) no Event of Default or Potential Event of Default has occurred; and

                    (c) no Obligor is in breach of or default under its obligations under any Banking Document;

                    unless it has actual knowledge or actual notice to the contrary;

               (ii) assume that the Facility Office of each Senior Lender is that specified in this Agreement (or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee) until it has received from

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                    such Senior Lender a notice designating some other office of such Senior Lender to replace its Facility Office and the Agent may act upon any such notice until the same is superseded by a further such notice;

               (iii) engage and pay for the advice or services of any lawyers, accountants, surveyors or other experts whose advice or services may to it seem necessary, expedient or desirable and rely upon any advice so obtained;

               (iv) rely as to any matters of fact which might reasonably be expected to be within the knowledge of any Obligor upon a certificate signed by or on behalf of the Obligor;

               (v) rely upon any communication or document believed by it to be genuine;

               (vi) refrain from exercising any right, power or discretion vested in it as agent or trustee under any Banking Document unless and until instructed by the Banks and the Majority Banks (as the case may be) as to whether or not such right, power or discretion is to be exercised and, if it is to be exercised, as to the manner in which it should be exercised; and

               (vii) refrain from acting in accordance with any instructions of the Senior Lenders or any of them to begin any legal action or proceeding arising out of or in connection with any Banking Document until it shall have received such security as it may require (whether by way of payment in advance or otherwise) for all costs, claims, expenses (including legal fees) and liabilities which it will or may expend or incur in complying with such instructions;

          28.1.4. The Agent shall:

               (i) promptly inform each Senior Lender of the contents of any notice or document received by it under any Banking Document;

               (ii) promptly notify each Senior Lender of the occurrence of any
                    Event of Default or any default by any Obligor in the due performance of or compliance with its obligations under any Banking Document of which the Agent has actual knowledge or actual notice;

               (iii) save as otherwise provided herein, act as agent and trustee respectively under the Banking Documents in accordance with any instructions given to it by the Banks or the Majority Banks (as this Agreement may require), which instructions shall be binding on the Banks; and

               (iv) without prejudice to any liability of the Senior Lenders or the Agent to any Obligor arising out of any breach of any requirement of any Banking Document that any consent or approval shall not be unreasonably withheld or delayed, if so instructed by the Banks or the Majority Banks (as this Agreement may require), refrain from exercising any right, power or discretion vested in it as agent hereunder or as trustee under any Banking Document;

          28.1.5. Notwithstanding anything to the contrary expressed or implied herein, the Agent shall not:

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               (i)  be bound to enquire as to:

                    (a) whether or not any representation made by any Obligor in connection with any Banking Document is true;

                    (b) the occurrence or otherwise of any event which is an Event of Default or Potential Default;

                    (c) the performance by any Obligor of its obligations under any Banking Document to which it is expressed to be a party;

                    (d) any breach of or default by any Obligor of or under its obligations under any Banking Document to which it is expressed to be a party;

               (ii) be bound to account to any Senior Lender for any sum or the profit element of any sum received by it for its own account;

               (iii) be bound to disclose to any other person any information relating to any member of the Group if such disclosure would or might in its opinion constitute a breach of any law or regulation or be otherwise actionable at the suit of any person; or

               (iv) be under any obligations other than those for which express provision is made herein or in English law generally;

          28.1.6. Each Bank shall, from time to time on demand by the Agent, indemnify the Agent in the proportion borne by its share of the Facilities or, if no Advances have been made, its Commitment to the Term Loan Facilities or, if the Term Loans have then been repaid or cash collateralised in full, its share of the Term Loans immediately prior to the final repayment thereof against any and all costs, claims, expenses (including legal fees) and liabilities which the Agent may incur, otherwise than by reason of its own negligence or wilful misconduct, in acting in its capacity as Agent under the Banking Documents;

          28.1.7. The Agent accepts no responsibility for the accuracy and/or completeness of any information supplied by any member of the Group in connection herewith or for the legality, validity, effectiveness, adequacy or enforceability of any Banking Document and the Agent shall be under no liability as a result of taking or omitting to take any action in relation to any Banking Document, save in the case of negligence or wilful misconduct;

          28.1.8. Each of the Senior Lenders agrees that it will not assert or seek to assert against any director, officer or employee of the Agent any claim it might have against any of them in respect of the matters referred to in Clause 28.1.7;

          28.1.9. The Agent may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group;

          28.1.10. The Agent shall not be treated for any purposes as having actual knowledge of any matter of which the corporate finance or any other division outside the corporate lending or loan administration departments of the entity for the time being acting as the Agent may become aware in the context of corporate finance or advisory activities from time to time undertaken by such entity for any Group Company;

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          28.1.11. The Agent may following consultation with the Principal
               Borrower resign its appointment hereunder at any time without assigning any reason therefor by giving not less than 30 days' prior written notice to that effect to each of the other parties hereto PROVIDED that no such resignation shall be effective until a successor for the Agent is appointed in accordance with the succeeding provisions of this Clause 28;

          28.1.12. If the Agent gives notice of its resignation pursuant to Clause 28.1.1, then following consultation by the Senior Lenders with the Principal Borrower another Senior Lender (acceptable to the Principal Borrower acting reasonably) failing which any reputable and experienced bank or other financial institution may be appointed as a successor to the Agent by the Senior Lenders during the period of such notice but, if no such successor is so appointed and the Agent (by reason of conflict of interest or duty, or principles of law) is obliged to retire as Agent, the Agent may appoint such a successor itself after further consultation with the Principal Borrower whose representations the Agent will take into account;

          28.1.13. If a successor to the Agent is appointed under the provisions of Clause 28.1.12, then (i) the retiring Agent shall be discharged from any further obligation hereunder but shall remain entitled to the benefit of the provisions of this Clause 28.1.13 and (ii) its successor and each of the other parties hereto shall have the same rights and obligations amongst themselves as they would have had if such successor had been a party hereto;

          28.1.14. It is understood and agreed by each Senior Lender that it has itself been, and will continue to be, solely responsible for making its own independent appraisal of and investigations into the financial condition, creditworthiness, condition, affairs, status and nature of the Borrowers and the Group and, accordingly, each Senior Lender warrants to the Agent that it has not relied and will not hereafter rely on the Agent:

               (i) to check or enquire on its behalf into the adequacy, accuracy or completeness of any information provided by or in relation to any member of the Group in connection with any Banking Document or the transactions therein contemplated (whether or not such information has been or is hereafter circulated to such Senior Lender by the Agent); or

               (ii) to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Borrowers or any other member of the Group.

29.  DECISIONS

     29.1. Matters requiring Unanimous Agreement of the Banks:

          29.1.1. Any question which would:-

               29.1.1.1.1.1. increase or extend the period of any Participation of any Bank;

               29.1.1.1.1.2. reduce the Margin other than in accordance with this Agreement;

               29.1.1.1.1.3. extend the Commitment Period or the Final Repayment
                    Date for the Term Loan Facilities;

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

               29.1.1.1.1.4. reduce the amount of or extend the time for payment of principal, interest, fee or any other sum payable hereunder in respect of the Term Loan Facilities;

               29.1.1.1.1.5. vary the provisions of Clause 23 (Default);

               29.1.1.1.1.6. materially vary the Intercreditor Agreement or any of the Security Documents, (provided always that whether such variation is material shall be determined by the Agent solely acting reasonably);

               29.1.1.1.1.7. change the definition of Majority Banks or change this Clause 29;

               29.1.1.1.1.8. prior to the Offer becoming unconditional, extend the Offer beyond 81 days from the date on which the Offer Document is posted (or to such later date as the Agent and the Panel on Takeovers and Mergers shall agree), or waive or amend any condition of the Offer;

               shall be determined only with the unanimous agreement of all of the Banks;

          29.1.2. Any consent or approval to be given by the Agent for the purposes of Clause 3.2 (iv) (The Term Loan Facility), Clause 5.3 (Undertakings pending Completion) or Clause 21.9 (Interest, Dividends and Distributions) shall be given by the Agent acting on the instructions of all of the Banks.

     29.2. Matters to be decided by the Majority Banks: Any question as to the exercise of the Agent's discretion which is not expressed in the Agreement to be determinable by all the Banks shall be resolved by the Majority Banks.

     29.3. Matters to be decided by the Senior Lenders: Save for any variations or releases necessary to complete any Permitted Disposals any question which relates to the release or material variation of any security held by the Security Trustee on behalf of the Senior Lenders shall be decided by the unanimous consent of the Banks, failing which no such release or variation may be effected.

30.  SET-OFF

     30.1. Right of Set-Off: The Agent, the Security Trustee and each Senior Lender shall have the right at any time or times after demand has been made under Clause 23 (Default):-

          (i) to combine or consolidate all or any sums of money now or hereafter standing to the credit of the then existing accounts of the Borrowers with the Agent, the Security Trustee and/or that Senior Lender with the liabilities of the Borrowers or any of them to the Agent, the Security Trustee and/or that Senior Lender; and/or

          (ii) to set-off or transfer any sum or sums standing to the credit of any one or more of such accounts in or towards satisfaction of any of the liabilities of any of the Borrowers to the Agent, the Security Trustee and/or that Senior Lender on any other account or in any other respect;

               whether in either case such liabilities be actual, contingent, primary, collateral, several or joint and shall promptly notify the relevant Borrower of such application.

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

     30.2. Authority in favour of the Agent, the Security Trustee and each Senior Lender: Each of the Borrowers irrevocably authorises the Agent, the Security Trustee and each Senior Lender in its name and at its expense to perform such acts and sign such documents as may be required to give effect to any set-off or transfer pursuant to Clause.

     30.3. Rights Cumulative: The provisions of this Clause 30 (Set-Off) shall be in addition to and without prejudice to such rights of set-off, combination, consolidation, lien and other rights whatsoever conferred on the Agent, the Security Trustee and/or the Senior Lenders by law. Notwithstanding anything else contained in this Clause 30 no proprietary interest or charge or other security shall be created by this Clause.

31.  CALCULATIONS AND EVIDENCE OF DEBT

     31.1. Agent to maintain Accounts: The Agent will maintain and keep accounts showing the aggregate amount of all sums advanced from time to time by the Banks hereunder and all payments made from time to time by the Borrowers in respect thereof. The accounts kept by the Agent shall constitute prima facie evidence of the Advances made by the Banks pursuant to this Agreement.

     31.2. Certificates:

          31.2.1. a certificate of the Agent as to any interest rate for the purposes of this Agreement or the MLA Rate ; or

          31.2.2. a certificate of a Senior Lender as to (i) any amount by which a sum is to be increased under Clause 16.1 (Grossing Up of Payments); (ii) any increased cost claimed under Clause 17.1 (Compensation for Increased Cost); or (iii) any broken Interest Period costs payable under Clause 11 (Break Costs);

               shall constitute prima facie evidence thereof.

32.  REDISTRIBUTION OF PAYMENTS

     32.1. Procedure for Redistribution: If at any time prior to the enforcement by the Agent or the Security Trustee of any of the Security Documents a Bank ("a Receiving Bank") receives or recovers any amount or is deemed to receive and recover any amount (whether by exercising a right of set-off or banker's lien, voluntary payment or otherwise in respect of its share of any sum ("the relevant sum") due from any of the Borrowers hereunder for the account of the Receiving Bank and one or more other Banks an in a greater proportion than that received or recovered by any of such other Banks:-

          32.1.1. the Receiving Bank shall forthwith inform the Agent and pay to the Agent, within five Business Days after receipt of the amount so received or recovered, an amount equal thereto;

          32.1.2. there shall then fall due from the Borrowers to the Receiving Bank an amount equal to the amount so paid by the Receiving Bank, which shall be treated for the purposes of Clause 32.1.1 as if it were an unpaid part of the Receiving Bank's share of the relevant sum; and

          32.1.3. the Agent shall on behalf of the Borrowers pay to each Bank to whom the relevant sum was due that part of the amount so received or recovered as would have been

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               payable to such Bank if such amount had been paid by the
               Borrowers to the Agent for account of those Banks.

     32.2. Repayments compelled by law: If any Bank is compelled by law to repay to any of the Borrowers any amount corresponding to an amount distributed to it pursuant to Clause 32, the Banks shall make such payments and take such other steps as the Agent shall determine to be just and equitable to restore them to the position they would have been in if such amount had not been so distributed.

     32.3. Provisions not applicable to the Hedging Counterparty: For the avoidance of doubt, the provisions of this Clause 32 shall not apply to amounts received by or on behalf of the Hedging Counterparty under the Hedging Documents.

33.  NOTICES

     33.1. Communications to be in writing: All communications to be made hereunder shall be made in writing.

     33.2. Address for service of the Borrowers: Any notices, proceedings or other documents to be served on any of the Borrowers pursuant to this Agreement shall be addressed to it care of the Principal Borrower at its registered office for the time being marked for the attention of the Managing Director or at such other address as the Principal Borrower may hereafter advise the Agent in writing.

     33.3. Address for service of the Banks, the Agent and the Security Trustee:
          Any notice to the Senior Lenders and/or the Agent shall be sent to the Agent. The address for service of The Governor and Company of the Bank of Scotland in its various capacities under this Agreement shall be its address set out in Schedule 1 (The Banks and their Commitments) or such other address as it may advise the other parties in writing from time to time.

     33.4. Time Notices deemed to be given to the Borrowers: Any notice to the Borrowers shall be deemed to have been given:-

          33.4.1. if posted, on the second Business Day following the day on which it has been properly despatched by first class mail (on the fourth Business Day in the case of airmail, if appropriate) postage prepaid; and

          33.4.2. if sent by facsimile (subject to evidence of effective transmission) on the Business Day on which transmitted; or

          33.4.3. if lodged by hand, at the time of actual delivery thereof at the address referred to above if delivered on a Business Day.

     33.5. Time Notices deemed to be given to the Agent, the Security Trustee, Hedging Counterparty and the Banks: Any notice to the Agent, the Security Trustee, the Hedging Counterparty or the Banks shall be deemed to have been given only on actual receipt by the intended recipient who will promptly acknowledge receipt of any such notice.

34.  INVALIDITY OF PROVISIONS

     If at any time any provision hereof is or becomes illegal, invalid or unenforceable in any respect neither the legality, validity nor enforceability of the remaining provisions hereof shall in any way be affected or impaired thereby.

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

35.  WAIVER

     No failure to exercise and no delay in exercising on the part of the Agent, or the Security Trustee or any Senior Lender any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other power or right. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

36.  COUNTERPARTS

     This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered to the Agent shall be an original, but all the counterparts shall together constitute one and the same instrument. Upon receipt by the Agent of counterparts executed by all the parties hereto, the Agent shall forthwith date each such counterpart and give notice in writing of such delivery and dating to all the other parties hereto.

37.  GOVERNING LAW AND JURISDICTION

     37.1. English Law: This Agreement shall be governed by and construed in accordance with the laws of England.

     37.2. Non-exclusive Jurisdiction of the English Courts: Each of the Borrowers agrees for the benefit of the Agent and the Senior Lenders that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding and to settle any disputes which may arise out of or in connection with this Agreement and each of the Banking Documents to which it is expressed to be a party and, for such purposes, irrevocably submits to the non-exclusive jurisdiction of such courts.

38.  EURO

     If the United Kingdom moves to the third stage of EMU, the Agent shall after consultation with the Principal Borrower be entitled to make such changes to this Agreement as it reasonably considers are necessary to reflect the changeover to the euro (including, without limitation, the rounding (up or down) of fixed monetary amounts to convenient fixed amounts in the euro and amending any provisions to reflect the market conventions for a euro facility of the kind contemplated in this Agreement).

AS WITNESS the hands of the authorised signatories of the parties hereto the day and year first above written.

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

                                   SCHEDULE 1

                         The Banks and their Commitments

Bank                                       Facility                        Commitment
The Governor and Company of the Bank of    Tranche A Term Loan Facility    (pound)17,250,000
Scotland
55 Temple Row                              Tranche B Term Loan Facility    (pound)2,500,000
Birmingham                                 (prior to the Amendment and
B2 5LS                                     Restatement Effective Date)

                                           Tranche B Term Loan Facility    (pound)750,000
                                           (after the Amendment and
                                           Restatement Effective Date)

                                           Original Working Capital        (pound)4,000,000
                                           Facility

                                           2001 Working Capital            (pound)10,000,000
                                           Facility

The address of The Governor and Company of the Bank of Scotland for service of notices on it in its capacities as Arranger, Agent and Security Trustee shall be 55 Temple Row, Birmingham B2 5LS.

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                                   SCHEDULE 2

                              Financial Definitions

"Adjusted Net Worth" means:
 ------------------

the aggregate of:

(i) the amount paid up or credited as paid up on the issued share capital of the Principal Borrower including any amount credited to its share premium account; and

(ii) the credit or debit balance in respect of consolidated Group accumulated profit and loss reserves or other capital and revenue reserves, after accruing for any dividend or other distributions declared or made by any member of the Group (other than to another member of the Group) for the relevant period and after accounting for tax on the profits for the relevant period, as reported in the latest Audited Accounts or monthly Management Accounts as applicable;

but excluding any reserves derived from any revaluation or write-up of book values in respect of any property or assets since the date hereof.

"Assumed Senior Interest" in respect of any testing period means the higher of
(a) the actual Senior Interest for that period, or (b) the Senior Interest that would have arisen during that period if the Share Acquisition Terms Facilities had been fully drawn on the 1 July 1999.

"Borrowings" means in relation to any person at any time (and without double counting) the principal amount (including capitalised interest) of any indebtedness incurred in respect of:-

(i) monies borrowed or raised by reference to the amount repayable (other than intra Group borrowings); and

(ii) the capital element of conditional purchase agreements, hire purchase agreements and finance lease commitments computed in accordance with statement of standard accounting practice No. 21 of The Institute of Chartered Accountants in England and Wales; and

(iii) any debenture, loan stock, notes or bonds (not being performance bonds), commercial paper or similar instrument or acceptance credit, bill discounting or note purchase facility including the Subordinated Loans; and

(iv) the acquisition cost of assets or services to the extent payable more than six months after the time of acquisition or possession thereof by the party liable where the primary purpose of deferment of payment is agreed in order to enable a Group Company to finance the acquisition cost; and

(v) any guarantee (other than guarantees of the obligations of other Group Companies), counter-indemnity obligation letter of credit, standby letter of credit or other assurance against financial loss in respect of indebtedness falling within this definition: and

(vi) receivables sold, assigned or discounted to the extent that any Group Company is under any obligation to repurchase or make good any loss relating to such receivables; and

(vii) any net liability incurred and due or to become due under any interest rate management agreement; and

--------------------------------------------------------------------------------
                                                                              88

(viii) for the purposes of Clause 23.1.9 (Cross Default) only any forward foreign exchange contracts entered into with indebtedness calculated at the rate of 10% of the contract value for contracts of up to twelve months duration and 20% of the contract value for contracts in excess of twelve months; and

(ix) any other transaction having substantially the same commercial effect as any of the foregoing.

"EBIT" in respect of any period means the consolidated profits of the Group for that period, before the deduction or addition of all interest payable or receivable and corporation tax on the overall income of the Group payable in respect of the financial period to which the relevant profit and loss accounts relate, and after:

(i)  adding back an amount equal to any amortisation charged during such period;

(ii) adding back any and all costs (including issue costs) and fees incurred in respect of acquisitions and charged to the profit and loss account for the relevant period, in accordance with FRS4 or otherwise;

(iii) excluding any profit or loss arising on any disposal write down or revaluation of assets; and

(iv) the deduction of extraordinary and exceptional items;

"EBITDA" in respect of any period means the consolidated profits of the Group for that period, before the deduction or addition of all interest payable or receivable and corporation tax on the overall income of the Group payable in respect of the financial period to which the relevant profit and loss accounts relate, and after:

(i) adding back an amount equal to any depreciation and any amortisation charged during such period;

(ii) adding back any and all costs (including issue costs) and fees incurred in respect of acquisitions and charged to the profit and loss account for the relevant period, in accordance with FRS4 or otherwise; and

(iii) excluding any profit or loss arising on any disposal write down or revaluation of assets;

"Excluded Sums" means sums standing to the credit of a Group Company, whether in the Cash Collateral Account or elsewhere, which are held by the Banks, the Working Capital Bank or National Westminster Bank plc as cash-backing for any contingent liability.

"GAAP" means generally accepted accounting principals and practices in the UK;

"Gross Asset Cover Percentage" means at any time the Total Assets of the Group expressed as a percentage of the Net Borrowings of the Group.

"Net Borrowings" means total Borrowings of the Borrowers under the Facilities Agreement and the Working Capital Facility Letter, less sums, other than Excluded Sums, standing at credit of all accounts of the Group with the Banks and the Working Capital Bank from time to time in respect of which they have valid and enforceable rights of set-off.

"Net Security Value of Stock" means all Stock valued in accordance with GAAP;

"Senior Debt" means at any time the aggregate at that time of:-
 -----------

(i)  the Term Loans;

(ii) the amount outstanding under the Working Capital Facility;

"Senior Financing Costs" means the aggregate of:-
 ----------------------

--------------------------------------------------------------------------------
                                                                              89

(i)  Senior Interest; and

(ii) scheduled repayments of the Term Loans;

"Senior Interest" means, in relation to any specified period, the aggregate
 ---------------
amount of interest, commission and other recurrent financial expenses attributable to the total Borrowings of the Group from the Banks and the Working Capital Bank and interest in respect of hire purchase and/or finance leasing charged for such period less interest received on sums standing to credit of all accounts of the Group with the Banks and the Working Capital Bank from time to time, but excluding interest received on Excluded Sums;

"Stock" means all marketable stock in trade and all raw materials, working in
 -----
progress, goods in progress, finished goods, materials and supplies of every nature and description (less provision for obsolete or slow moving Stock) of each Group Company, all as may be properly included as "stock" in accordance with GAAP (but excluding any of the above held in trust);

"Total Assets" means from time to time the aggregate value (adjusted by the
 ------------
Agent to accord with GAAP) and applied in regard to the Borrowers Management Accounts and Audited Accounts, and to reflect any material adverse change in the financial or trading position of any Group Company of all Trade Debtors and the Net Security Value of Stock and all of the investments and other assets of each Group Company properly included as "tangible fixed assets" net of hire purchase and finance lease balances in accordance with GAAP but excluding any tangible assets held on trust;

"Total Debt" means, at any time, the principal amount of all Borrowings of the
-----------
Group;

"Total Debt Service" means in relation to any specified period the aggregate of
 ------------------
Total Interest, scheduled repayments due on the total Borrowings of the Group, loan note/loan stock repayments (but excluding repayments made under the Variable Rate Guarantee Loan Notes 2004 series 1 and the Variable Rate Loan Notes 2003 series 3 up to a maximum of (pound)802,000), and sums due or payable under the Investment Agreement from time to time;

"Total Interest" means, in relation to any specified period, the aggregate
 --------------
amount of interest, commission and other recurrent financial expenses attributable to the Borrowings of the Group (including Dividends) paid or due to be paid in such period less interest received on sums standing to the credit of all accounts of the Group with the Banks and the Working Capital Bank;

"Trade Debtors" means debts due to each Group Company in the ordinary course of business outstanding for not more than 90 days from the date of invoice (or such other period agreed with the Agent) and which are not bad or doubtful (or determined by the Agent to be bad or doubtful) but excluding:

(i)  any debt owed by another Group Company;

(ii) any debt owed by any person who is also a creditor of a Group Company to the extent of the amount owed by that Group Company to the creditor;

(iii) any debt which has been assigned or charged to or is held in trust for any third party or is subject to any fracturing or invoiced discounting or similar letter; and subject to

(iv) any adjustments the Agent may from time to time consider to be appropriate in the context of the business of each Group Company and the Facilities.

"Working Capital" means:-
 ---------------

--------------------------------------------------------------------------------
                                                                              90

(i) the aggregate amount receivable by any Group Company from good trade debtors, other debtors and prepayments; plus

(ii) stock and work-in-progress; less

(iii) any amounts due to trade creditors and other creditors (not including amounts accrued but unpaid in respect of Dividends and/or the Subordinated Loan Notes or to the Senior Lenders) within one year (to include for the avoidance of doubt accruals, deferred income and PAYE, and VAT); and excluding

(iv) corporation tax (including any advance corporation tax) dividends, interest, and any amounts accounted for as a provision for liabilities and charges in accordance with generally accepted accounting principles (including deferred tax).

--------------------------------------------------------------------------------
                                                                              91

                                   SCHEDULE 3

                           Form of Notice of Drawdown

To :     [    ]
          ----

Dated :  [    ] 1999
          ----

Dear Sirs,

We refer to the Facilities Agreement ("the Facilities Agreement") dated
                                                                        --------
1999 between (1) the Principal Borrower, (2)-(7) The Governor and Company of the Bank of Scotland. Terms defined in the Facilities Agreement shall have the same meaning in this notice.

We hereby confirm that we have received confirmation from the Receiving Bank that payment for [number] of [ ] Shares acquired pursuant to the Offer is to be
made on [date]. Payment is to be effected by a cash payment of (pound)[    ]
                                                                       ----
("the Cash Amount"). A [Receiving Bank Certificate is attached] and we hereby irrevocably instruct you to pay the Cash Amount of this Advance on our behalf to the Receiving Bank.

We hereby request a Drawdown of an Advance under the Tranche [A/B/C] Term Loan
Facility in the Amount of (pound)[     ] ([      ] sterling).
                                  -----    ------

For the purposes of Clause 9 of the Facilities Agreement the Interest Period in
respect thereof shall be of [     ] duration. Please make such Advance available
                             -----
as soon as possible after satisfaction of all conditions governing the
availability thereof [by way of a banker's draft in favour of "[     ]"] [by
                                                                -----
crediting the following account:-

          Account Name:

          Bank:

          Sort Code:

          Account No:                  ]

We confirm that:

(i)  of the amount of(pound)[        ] being drawn down under the Tranche [A/B]
                             --------
     Term Loan Facility:-

     (a)(pound)[       ] is in respect of the consideration payable for [      ]
                -------                                                  ------
     [       ] Shares as referred to above;
      -------

     (b)(pound)[       ] is in respect of Offer Costs payable to [details];
                -------

     (c)  [other - specify];

[*(ii) at the date hereof:-

     (a)  no Keystone Events of Default have occurred and are continuing;]

**(iii) each of the representations and warranties/contained in Clause 22.1 deemed repeated by virtue of Clause 22.2 are true and correct in all material respects on the date hereof and will be true and correct in all material respects on the date on which the Advance is made; and

--------------------------------------------------------------------------------
                                                                              92

**(iv) on the date on which the requested Advance is made and immediately after the making of that Advance there will exist no Event of Default and no Potential Event of Default.


Yours faithfully,


for and on behalf of
[the Principal Borrower]

*    include for drawings during the Certain Funds Period

**   include for drawings after the Certain Funds Period

--------------------------------------------------------------------------------
                                                                              93

                                   SCHEDULE 4

                              Conditions Precedent

 Part I - Conditions Precedent to be satisfied before the issue of Press Release

1. The following documents duly executed by each of the relevant parties thereto:-

     (i)  this Agreement;

     (ii) the First Debenture;

     (iii) the Intercreditor Agreement; and

     (iv) the Security Trust Deed;

2. A certified copy of the following documents duly executed by the relevant parties thereto:

     (i)  the Investment Agreement;

3.   A certified copy of the following documents in the agreed form:-

     (i) the Press Release substantially in the form in which it is to be issued;

     (ii) the latest draft of the Offer Document;

     (iii) the Pro Forma Financial Assistance Documents;

     (iv) a provisional estimate of Expenses of the Offer;

     (v) the Second Debenture, Third Debenture, Legal Charge, Keyman Insurance Assignment and Intra-Group Loan Agreement;

     (vi) Receiving Bank Instruction Letter;

     (vii) the Flow of Funds Statement; and

     (viii) the Service Agreements.

4.   In respect of the Principal Borrower:-

     4.1 a certified copy of its Certificate of Incorporation and Memorandum and Articles of Association;

     4.2 a certificate (without personal liability) of a director and the secretary of the Principal Borrower to the effect that the requisite board resolutions in the agreed terms have been duly and properly passed at a duly convened and constituted meeting of the Principal Borrower:-

          (i) authorising the execution, delivery and performance on behalf of the Principal Borrower of those of the Banking Documents to which the Principal Borrower is a party; and

          (ii) authorising a named person or persons specified therein to sign on behalf of the Principal Borrower those of the Banking Documents to which the Principal Borrower is a party and to give any notices or certificates required in connection therewith and

--------------------------------------------------------------------------------
                                                                              94
               confirming that such resolutions are still in effect and have not been varied or rescinded;

          (iii) such certificate having annexed thereto a certified copy of the relevant resolution of the board of directors.

     In addition, such certificate shall confirm that on the date of the issue of the Press Release:-

          (a) the aggregate of the Borrowings of the Principal Borrower (including borrowings under any of the Banking Documents) do not or, as the case may be, would not, if fully drawn, exceed any borrowing limit contained in the Principal Borrower's constitutional documents;

          (b) the execution of the Banking Documents by the Principal Borrower is lawful and complies with its constitution;

          (c) the matters represented and warranted by the Principal Borrower in Clause 22 (Representations and Warranties) are true and correct in all material respects and will be true and correct in all material respects immediately after the issue of the Press Release and no Event of Default or Potential Event of Default is outstanding or would result from the issue of the Press Release;

     4.3 a certificate ("the Whitewashability Certificate") of Martin Glanfield and Martin Malone confirming that:-

          (i) as at the date of the Press Release each of the Initial Charging Companies (excluding Symonds Precision Engineering Limited) has net assets;

          (ii) those net assets would not be materially reduced by the giving of the financial assistance contemplated by the Pro Forma Financial Assistance Documents (or to the extent that they would be reduced, the financial assistance could be provided out of distributable profits);

          (iii) they know of no reason, whether disclosed in the Information Documents or not, and including issues relating to Millennium Compliance, why they, the Principal Borrower and the Initial Charging Companies should not be able to enter into the Pro Forma Financial Assistance Documents on the re-registration of Target as a private company, following the Relevant Date.

5. Written instructions from the Principal Borrower to the Agent (conditional upon the occurrence of the Relevant Date) authorising and instructing the Agent to debit the account of the Principal Borrower with the Agent with the underwriting fee and agency fee payable to the Agent in accordance with Clauses 24.1 and 24.2;

6.   A certified copy of each of the Information Documents;

7.   Pre Press Release Letter;

8.   Summary of Existing Borrowings being Refinanced;

9. Management Accounts for the Target Group in respect of the period ending 30 April 1999;

10. The New Issuance Instrument and a supporting board minute in the agreed terms to effect the issue of the necessary warrants and register Uberior Trading Limited as the holder thereof;

11. Forecast opening consolidated balance sheet of the Principal Borrower in the agreed terms;

--------------------------------------------------------------------------------
                                                                              95

12. Evidence acceptable to Bank of Scotland that the operating profit of the Target Group or the Accounting Period which ended on 31st March 1999 exceeded(pound)3,900,000;

13.  The Managers References.

   Part II - Conditions Precedent to be satisfied on or before first Drawdown

1. A certificate from the Principal Borrower confirming that the conditions precedent to the Investment Agreement have been, or will, simultaneously with the initial Drawdown be satisfied, that no material conditions or obligations contained therein have been waived or modified except with the consent of the Agent and that none of the parties thereto has, at the relevant Drawdown Date, any right to rescind any such agreements;

2. Receipt by the Principal Borrower into the Receiving Bank Account of (pound)15,444,700 by way of subscription for Ordinary Shares and/or the Subordinated Loans PROVIDED THAT irrevocable letters of instruction are received by the Receiving Bank from certain of the Managers for the amount of (pound)373,033 representing the amount which they shall subscribe in the Principal Borrower following receipt of such funds in respect of their acceptance of the Offer for the Target Shares, authorising the Receiving Bank to apply such proceeds for the purposes of a deemed subscription for shares in the Principal Borrower;

3. A certificate from the Principal Borrower confirming that save for such increase as has been made with the prior written consent of the Agent (acting on the instructions of all of the Banks), there has been no increase in the amount of the Offer;

4.   A certified copy of:-

     (i) the press announcement confirming that the Offer has become or been declared unconditional in all respects following acceptances of the Offer having been received and not withdrawn in respect of more than such percentage of the Target Shares as is required by Clause 5.1(i) hereof;

     (ii) the Offer Document.

5.   Bank Mandates duly completed by the relevant Borrowers.

6.   Executed Receiving Bank Instruction Letter.

7.   The Insurance Report.

8. The Existing Lender Comfort Letter showing an aggregate amount owing to Existing Lenders below (pound)2,900,000 as at the Relevant Date.

9.   Bank Mandates for the Principal Borrower;

10.  A Collection Account Letter executed by each Charging Company.

11. An ISDA Master Agreement incorporating Bank of Scotland's standard terms and amendments duly executed by the Principal Borrower;

          Part III - Conditions Precedent for the Granting of Security

1.   In respect of each Charging Company:-

     1.1 a certified copy of its Certificate of Incorporation and Memorandum, Articles of Association or other constitutional documents;

--------------------------------------------------------------------------------
                                                                              96

     1.2 a certificate (without personal liability) of a director and the secretary of each Charging Company to the effect that the requisite board resolutions in the agreed terms have been duly and properly passed at a duly convened and constituted meeting of that Charging Company;

          (i) authorising the execution, delivery and performance on behalf of that Charging Company of those of the Banking Documents to which that Charging Company is a party; and

          (ii) authorising a named person or persons specified therein to sign on behalf of that Charging Company those of the Banking Documents to which that Charging Company is a party and to give any notices or certificates required in connection therewith and confirming that such resolutions are still in effect and have not been varied or rescinded;

          such certificate having annexed thereto a certified copy of the relevant resolution of the board of directors.

          In addition, such certificate shall confirm that on the date of execution of the relevant Security Document

          (a) the aggregate of the Borrowings of that Charging Company (including borrowings under any of the Banking Documents) do not or, as the case may be, would not, if fully drawn, exceed any borrowing limit contained in that Charging Company's constitutional documents;

          (b) the execution of the Banking Documents by that Charging Company is lawful and complies with its constitution.

     1.3 evidence satisfactory to the Agent that (to the extent necessary) all the requirements of s151-158 Companies Act 1985 (or comparable restrictions in the relevant jurisdiction) have been satisfied in respect of the Banking Documents to which that Charging Company is (or is to be) a party.

--------------------------------------------------------------------------------
                                                                              97

                                   SCHEDULE 5

                                Deed of Accession

THIS DEED is made on                     19

(1)  [                           ] ("the new Borrower")
      ---------------------------

(2)  [                           ] ("the Principal Borrower") on behalf of
      ---------------------------
     itself and the Borrowers for the time being under the Facilities Agreement; and

(3)  [                           ] as agent ("the Agent") on behalf of itself
      ---------------------------
     and the Senior Lenders (as defined in the Facilities Agreement referred to below).

WHEREAS this Deed is supplemental to the Facilities Agreement dated       1999
                                                                    ------
and made between the Principal Borrower and The Governor and Company of the Bank of Scotland in its various capacities ("the Facilities Agreement").

NOW THIS DEED WITNESSES:-

1.   Accession of New Borrower

     In consideration of the Senior Lenders through the Agent agreeing to the new Borrower becoming an additional borrower under the Facilities Agreement and by the execution of this Deed the new Borrower agrees to observe and be bound by the terms and provisions of the Facilities Agreement insofar as they apply to the new Borrower as if it were an original party to the Facilities Agreement as a Borrower PROVIDED THAT the new Borrower shall not be required to enter into any guarantee or give any security to secure any liabilities under the Facilities Agreement other than in respect of any monies actually borrowed by it and interest and charges payable by it in respect thereof and shall only have several obligations in respect of its own borrowings, and interest and charges thereon, and the Senior Lenders shall not be entitled to set off any liabilities of any of the other Borrowers against any sum outstanding to the credit of the new Borrower's accounts unless and until the requirements of s151-158 Companies Act 1985 have been complied with to the extent applicable (if at all) so as to make the entering into of any guarantee or additional security or acceptance of joint obligations or set off lawful.

2.   Interpretation

     This Deed shall be read as one with the Facilities Agreement so that any reference therein to "this Agreement" "hereunder" and similar expressions shall include and be deemed to include this Deed.

3.   Conditions Precedent

     The obligations of the Agent and each Senior Lender hereunder are subject to the condition that the Agent is satisfied that all appropriate conditions precedent have been fulfilled by the new Borrower and that the new Borrower has executed security documentation acceptable to the Agent.

4.   Notices

     The new Borrower's address for notices and demands under the Facilities Agreement is care of the Principal Borrower (marked for the attention of [X]).

--------------------------------------------------------------------------------
                                                                              98

                                   SCHEDULE 6

                     Form of Transfer Certificate for a Bank

TO: The Governor and Company of the Bank of Scotland for itself and on behalf of the other parties to the Facilities Agreement mentioned below

                              Transfer Certificate
                              --------------------

relating to the Facilities Agreement ("the Facilities Agreement")          dated
                                                                 ----------
1999 whereby inter alia Term Loan Facilities were made available to inter alia the Principal Borrower and certain Group Companies.

Terms defined in the Facilities Agreement shall (unless otherwise defined herein) have the same meaning in this Transfer Certificate.

1.   [Transferor Bank] ("the Bank"):-

     (i) confirms that the details appearing in the Schedule hereto under the heading "Participation" accurately summarise the amount of the Term Loans and the Commitment in relation to the Term Loan Facility which is to be transferred and novated hereunder;

     (ii) requests [Transferee Bank] ("the Transferee") to accept and procure the transfer to and novation by the Transferee of the amount of the Term Loans, the Commitment in relation to the Term Loan Facilities specified in the Schedule hereto by duly executing and delivering this Transfer Certificate to the Agent at its address for the service of notices specified in the Facilities Agreement.

2. The Transferee hereby requests the Agent to accept this Transfer Certificate as being delivered to the Agent pursuant to and for the purposes of Clause 27 of the Facilities Agreement so as to take effect in accordance with the terms thereof on [date of transfer] [subject only to there having been credited to the account of the Bank (details below) the
     sum of (pound)[   ]:-
                    ---

[Details of Account]

3. The Transferee confirms that it has received a copy of the Facilities Agreement and the Banking Documents together with such other documents and information as it has required in connection with this transaction and that it has not relied and will not hereafter rely on the Bank to check or enquire on its behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of any such documents or information and further agrees that it has not relied and will not rely on the Bank or to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of any Group Company or of any other party to the Banking Documents.

4. The Transferee hereby undertakes with the Agent, the Banks and each of the other parties to the Facilities Agreement that it will perform in accordance with their terms all those obligations which by the terms of the Facilities Agreement will be assumed by it after delivery of this Transfer Certificate to the Agent and satisfaction of the conditions (if any) subject to which this Transfer Certificate is expressed to take effect.

5. The Bank makes no representation or warranty and assumes no responsibility for the legality, validity, effectiveness, adequacy or enforceability of any Banking Document or any document relating thereto or for the financial condition of any Group Company or for the performance and observance by any Group Company of any of its obligations under any Banking Document or any documents relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

--------------------------------------------------------------------------------
                                                                              99

6. This Transfer Certificate and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with English law.

                                    Schedule
                                    --------

                 Details of the Participation being transferred
                 ----------------------------------------------

Amount of the Tranche A Term Loan and the Tranche B Term Loan including the Term Loan Commitment being transferred and novated to the Transferee:

Lending office address of the Transferee and address for service of notices on the Transferee:

Sort Code:

Account No:

IN WITNESS whereof the parties hereto have caused this Deed to be duly executed on the date first written above.

--------------------------------------------------------------------------------
                                                                             100

                                   SCHEDULE 7

                               The Group Companies

                       Part I - Initial Charging Companies

                                                                        Company Registration Number

Symonds PLC (subsequently called DDI Group Limited)                                445250

Classical Circuits Limited                                                        1034995

Calne Electronics Limited (subsequently called DDI Technologies                   1336602
Limited)

Pretan Engineering Limited                                                        2407995

Integrated Designs & Systems Limited                                              2624416

Osborne Group Holdings Limited (subsequently called Dynamic                       3232495
Details Limited)

Garner Osborne Circuits Limited (subsequently called                              2641343
Taylate Limited)

Osborne Electronics Limited (unless the subject of a                              2725420
prior close-down such that it becomes a Dormant Company) (subsequently called DDI Electronics Limited)

Osborne Precision SheetMetal Limited                                              2746716

Zlin Electronics Limited                                                          1338479

Symonds Engineering (Precision) Limited                                           2900127
(subsequently called DDI Precision Limited)

Symonds Electronics International Limited (subsequently called DDI                3328896
International Limited)

Finishing Technology Limited (unless the subject of a prior Permitted             2859128
Disposal)

--------------------------------------------------------------------------------
                                                                             101

                           Part II - Dormant Companies

BEMS Limited

Osborne Electronics Limited (if the subject of a close-down such that it becomesa Dormant Company)

Osborne SMT Limited

HBH Group Limited

--------------------------------------------------------------------------------
                                                                             102

THIS DOCUMENT has been executed as an Agreement by each of the parties to it.

The Principal Borrower
----------------------

SIGNED for and on behalf of                      ) John Calvert
MCM ELECTRONICS LIMITED                          )
(subsequently called DDI Europe Limited)


                                                    Director Martin Glanfield

As Arranger, Agent, Bank, Guaranteeing Bank and Security Trustee
----------------------------------------------------------------


SIGNED for and on behalf of                      ) Peter Naylor
THE GOVERNOR                                     )
AND COMPANY OF THE BANK                          )
OF SCOTLAND by its duly                          )
authorised attorney

--------------------------------------------------------------------------------
                                                                             103

                                   SCHEDULE 2

                              Conditions Precedent

1. The duplicate of this Deed signed on behalf of the Borrowers and the Charging Companies;

2. A certified copy of the resolution of the board of directors of the Borrowers and the Charging Companies approving the entering into this Deed, the 2001 Working Capital Facility Letter, the 2001 Debenture and any document to be entered into pursuant to paragraph 7 below and authorising a specified person or persons to sign this Deed and any documents required under this Deed on its behalf;

3. Confirmation to the Agent's satisfaction that no Event of Default or Potential Event of Default has occurred and is continuing.

4. The representations and warranties in Clauses 22.1.1 to 22.1.12 (inclusive) of the Facilities Agreement (as amended and restated hereby) are true with respect to the facts and circumstances then existing.

5.   Repayment of the Original Working Capital Facility.

6.   Execution of the 2001 Working Capital Facility Letter and the 2001
     Debenture.

--------------------------------------------------------------------------------
                                                                             104

EXECUTED as a DEED (but not                  )
delivered until the date hereof) by DDI      )
EUROPE ) LIMITED acting by:                  )


                                             Director                M Malone


                                             Director/Secretary      M Glanfield

EXECUTED as a Deed (but not                      )
delivered until the date hereof)                 )
by DDI GROUP LIMITED                             )
acting by:                                       )


                                                 Director            M Malone


                                                 Director/Secretary  P Fowler

EXECUTED as a Deed (but not                      )
delivered until the date hereof)                 )
by CLASSICAL CIRCUITS LIMITED                    )
acting by:                                       )


                                                 Director            M Malone


                                                 Director/Secretary  P Fowler

EXECUTED as a Deed (but not                      )
delivered until the date hereof)                 )
by DDI TECHNOLOGIES LIMITED                      )
acting by:                                       )


                                                 Director            M Malone


                                                 Director/Secretary  P Fowler

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                                                                             105

EXECUTED as a Deed (but not                      )
delivered until the date hereof)                 )
by PRETAN ENGINEERING LIMITED                    )
acting by:                                       )


                                                 Director            M Malone


                                                 Director/Secretary  P Fowler

EXECUTED as a Deed (but not                      )
delivered until the date hereof)                 )
by INTEGRATED DESIGNS & SYSTEMS                  )
LIMITED acting by:                               )


                                                 Director            M Malone


                                                 Director/Secretary  P Fowler

EXECUTED as a Deed (but not                      )
delivered until the date hereof)                 )
by DYNAMIC DETAILS LIMITED acting by:            )


                                                 Director            M Malone


                                                 Director/Secretary  P Fowler

EXECUTED as a Deed (but not                      )
delivered until the date hereof)                 )
by ZLIN ELECTRONICS LIMITED                      )
acting by:                                       )


                                                 Director            M Malone


                                                 Director/Secretary  P Fowler

EXECUTED as a Deed (but not                      )
delivered until the date hereof)                 )
by DDI PRECISION LIMITED acting by:              )
                                                 )


                                                 Director            M Malone


                                                 Director/Secretary  P Fowler

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                                                                             106

EXECUTED as a Deed (but not                      )
delivered until the date hereof)                 )
by DDI INTERNATIONAL LIMITED                     )
acting by:                                       )


                                                 Director            M Malone


                                                 Director/Secretary  P Fowler

EXECUTED as a Deed (but not                      )
delivered until the date hereof)                 )
by DDI SALES LIMITED                             )
acting by:                                       )


                                                 Director            M Malone


                                                 Director/Secretary  P Fowler

EXECUTED as a Deed (but not                      )
delivered until the date hereof)                 )
by THOMAS WALTER LIMITED                         )
acting by:                                       )


                                                 Director            M Malone


                                                 Director/Secretary  M Glanfield

SIGNED as a deed by Andrew Morris                )
as duly appointed attorney of                    )
The Governor and Company of the Bank of Scotland )        A Morris
in the presence of:                              )
                                                 )
Michael I Winning
Victoria Square House
Victoria Square
Birmingham
B2 4DL

Solicitor

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                                                                             107